                           Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Salomon Brothers Series Funds Inc
                (Name of Registrant as Specified In Its charter)

Payment of Filing Fee (check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

         ---------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------
     (5) Total fee paid:



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statements number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

         ---------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------------
     (3)  Filing Party:

         ---------------------------------------------------------------------
     (4)  Date Filed:

         ---------------------------------------------------------------------

                      SALOMON BROTHERS INVESTORS FUND INC
                       SALOMON BROTHERS CAPITAL FUND INC
                     SALOMON BROTHERS OPPORTUNITY FUND INC
                     SALOMON BROTHERS CASH MANAGEMENT FUND
             SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
             SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
                  SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
                     SALOMON BROTHERS HIGH YIELD BOND FUND
                      SALOMON BROTHERS STRATEGIC BOND FUND
                       SALOMON BROTHERS TOTAL RETURN FUND
                       SALOMON BROTHERS ASIA GROWTH FUND
                SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND
           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
                SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND
                         THE SALOMON BROTHERS FUND INC
        SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC
                   SALOMON BROTHERS WORLDWIDE INCOME FUND INC
                     SALOMON BROTHERS HIGH INCOME FUND INC
                      THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                  THE EMERGING MARKETS FLOATING RATE FUND INC.
                        GLOBAL PARTNERS INCOME FUND INC.
                          MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

                                                             November [21], 1997

DEAR STOCKHOLDER:

 We are pleased to enclose the notice and proxy statement for the Annual and Special Meetings of Stockholders (the "Meetings") of each of the above funds (the "Funds") to be held on January 14 or 15, 1998.

 As you may know, on September 24, 1997, Travelers Group Inc. ("Travelers"), Diamonds Acquisition Corp. ("Diamonds") and Salomon Inc ("Salomon") entered into a Merger Agreement pursuant to which Diamonds, a wholly-owned subsidiary of Travelers, will be merged with and into Salomon, with Salomon continuing as the surviving entity and changing its name to Salomon Smith Barney Holdings Inc. ("Salomon Smith Barney"). Thereafter, Smith Barney Holdings Inc., a sub-sidiary of Travelers, will merge with and into Salomon Smith Barney (the two mergers collectively, the "Transaction"). Salomon is currently the ultimate parent corporation of Salomon Brothers Asset Management Inc

("SBAM"), which serves as investment adviser or manager to each of the above funds. Salomon is also the ultimate parent corporation of Salomon Brothers As-set Management Limited ("SBAM Limited"), which provides certain subadvisory services to Salomon Brothers Strategic Bond Fund, and Salomon Brothers Asset Management Asia Pacific Limited ("SBAM AP"), which provides certain subadvisory services to Salomon Brothers Asia Growth Fund and Salomon Brothers Institutional Asia Growth Fund. At the Meetings, stockholders of each Fund will be asked to approve one or more new investment advisory, management or subadvisory agreements with SBAM, SBAM Limited and SBAM AP, as applicable, which will be substantially similar to the existing agreements with such Fund, to become effective following the Transaction. Approval of the new agreements is necessary because the closing of the Transaction could be deemed to result in the termination of the existing investment advisory, management or subadvisory agreements pursuant to provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, stockholders of Salomon Broth-ers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners In-come Fund Inc. will be asked to vote on the election of directors and to rat-ify the selection of independent accountants.

 It is important to keep in mind that Travelers and its subsidiaries are ac-quiring Salomon and its subsidiaries, not the Funds. Your Fund shares and the management or advisory fees charged each Fund will not change as a result of the Transaction. Moreover, Travelers has advised each Fund's Board of Direc-tors that SBAM, SBAM Limited and SBAM AP are expected to continue following the closing of the Transaction to provide the high-quality services to which you have grown accustomed. The Transaction does not involve Value Advisors LLC ("Value Advisors"), which currently serves as investment adviser or manager to The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. Howev-er, because SBAM will be a party to the agreements between Value Advisors and certain of these Funds at the time of consummation of the Transaction, stock-holders of such Funds are being asked to consider new agreements with SBAM and Value Advisors.

 Because the Funds are affected similarly by the Transaction, each Fund's Board of Directors determined it would be most efficient to prepare a single combined notice and proxy statement which has been sent to the stockholders of all of the Funds. Further information relating to each Fund is contained in a separate exhibit, which is an important part of the proxy statement. If you are a stockholder of more than one Fund, you will receive the combined notice of meetings, proxy statement and a proxy card for each such Fund. Each Fund votes separately, so please sign and return all of your proxy cards if you are a stockholder of more than one Fund.

 Please note that you are not being asked to vote on every proposal included in the proxy statement. The enclosed Notice of Meetings describes which Funds' stockholders are being asked to vote on each proposal, and the proxy card pro-vides for voting only with respect to the proposals relating to such Funds.

 After careful consideration, each Fund's Board of Directors, including the di-rectors who are not "interested persons" (as defined in the 1940 Act), approved the proposals relating to such Fund and recommends that its stockholders vote "FOR" each such proposal.

 We urge you to review the enclosed materials for all of the details on the proposals described above. It is very important that you complete and return the enclosed proxy card(s).

 We thought it would be helpful to provide the following questions and answers regarding the Transaction and the related proposals. They are designed to help answer questions you may have and help you cast your votes, and are being pro-vided as a supplement to, and not a substitute for, the proxy statement, which we urge you to carefully review.

 Please feel free to call our proxy solicitor, D.F. King & Co., Inc. at 1-800-488-8035 to answer any questions you may have regarding the voting of your
shares and       with any questions regarding the Transaction or other matters.
If we have not received your proxy card(s) prior to the date of the Meetings, you may receive a telephone call from D.F. King & Co., Inc. encouraging you to exercise your right to vote. As always, we thank you for your confidence and support.

 Sincerely,

 The Chairmen of the Boards and Presidents of:

 SALOMON BROTHERS INVESTORS FUND INC
 SALOMON BROTHERS CAPITAL FUND INC
 SALOMON BROTHERS OPPORTUNITY FUND INC
 SALOMON BROTHERS CASH MANAGEMENT FUND
 SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
 SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
 SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
 SALOMON BROTHERS HIGH YIELD BOND FUND
 SALOMON BROTHERS STRATEGIC BOND FUND
 SALOMON BROTHERS TOTAL RETURN FUND
 SALOMON BROTHERS ASIA GROWTH FUND
 SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND
 SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
 SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
 SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND
 THE SALOMON BROTHERS FUND INC
 SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM   TRUST INC
 SALOMON BROTHERS WORLDWIDE INCOME FUND INC
 SALOMON BROTHERS HIGH INCOME FUND INC
 THE EMERGING MARKETS INCOME FUND INC
 THE EMERGING MARKETS INCOME FUND II INC
 THE EMERGING MARKETS FLOATING RATE FUND INC.
 GLOBAL PARTNERS INCOME FUND INC.
 MUNICIPAL PARTNERS FUND INC.
 MUNICIPAL PARTNERS FUND II INC.

                              QUESTIONS & ANSWERS

Q. WHO IS BEING ACQUIRED IN THE TRANSACTION?

A. Travelers, a publicly-traded financial services company, and its subsidiar-ies have agreed to acquire all of the outstanding voting securities of Salo-mon. Salomon is the ultimate parent corporation of SBAM, which is the in-vestment adviser or manager to the Funds, and of SBAM Limited and SBAM AP, which provide subadvisory services to certain of the Funds. The Funds them-selves are not being acquired.

Q. WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A. Pursuant to the 1940 Act, consummation of the Transaction could be deemed to cause the automatic termination of each of the current management or invest-ment advisory agreements with SBAM as well as the termination of each of the subadvisory agreements to which SBAM, SBAM Limited and SBAM AP are a party. Therefore, in order to ensure continuity of management, stockholders are be-ing asked to approve substantially similar new agreements.

Q. HOW WILL THE TRANSACTION AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund shares and the fees charged each Fund will not change as a result of the Transaction. Moreover, Travelers has advised each Fund's Board that SBAM, SBAM Limited and SBAM AP are expected to continue following the Trans-action to provide the high-quality services to which you've grown accus-tomed. Consequently, management of each Fund believes that the Transaction will not adversely affect the operations of the Fund.

Q. HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A. After careful consideration, each Fund's Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act), recommends that stockholders vote "FOR" each of the proposals relating to such Fund on the enclosed proxy card(s).

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. Please feel free to call the proxy solicitor, D.F. King & Co., Inc. at 1-800-488-8035 to answer any questions you may have regarding the voting of
   your shares, and please feel free to call               with any questions
   regarding the Transaction or other matters.

                        PLEASE SIGN, DATE AND RETURN THE
              ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE.
           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                      SALOMON BROTHERS INVESTORS FUND INC
                       SALOMON BROTHERS CAPITAL FUND INC
                     SALOMON BROTHERS OPPORTUNITY FUND INC
                     SALOMON BROTHERS CASH MANAGEMENT FUND
             SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
             SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
                 SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
                     SALOMON BROTHERS HIGH YIELD BOND FUND
                     SALOMON BROTHERS STRATEGIC BOND FUND
                      SALOMON BROTHERS TOTAL RETURN FUND
                       SALOMON BROTHERS ASIA GROWTH FUND
               SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND
           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
                SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND
                         THE SALOMON BROTHERS FUND INC
       SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC
                  SALOMON BROTHERS WORLDWIDE INCOME FUND INC
                     SALOMON BROTHERS HIGH INCOME FUND INC
                     THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                 THE EMERGING MARKETS FLOATING RATE FUND INC.
                       GLOBAL PARTNERS INCOME FUND INC.
                         MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

             NOTICE OF ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS

                                                            November [21], 1997

TO THE STOCKHOLDERS OF THE ABOVE FUNDS:

 Notice is hereby given that Annual Meetings of the stockholders of each of Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc, Sal-omon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Broth-ers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. and Special Meetings of the stockholders of each of the other Funds listed above (each, a "Fund" and, collectively, the "Funds") will be held on January 14 or 15, 1998, at the offices of Salomon Brothers As-set Management Inc ("SBAM"), 7 World Trade Center, New York, New York on the
 th Floor at the following dates and times:

 Salomon Brothers Investors Fund Inc                  January 14, 9:00 a.m.
 Salomon Brothers Capital Fund Inc                    January 14, 9:30 a.m.
 Salomon Brothers Opportunity Fund Inc                January 14, 10:00 a.m.
 Salomon Brothers Cash Management Fund                January 14, 10:30 a.m.
 Salomon Brothers New York Municipal Money Market     January 14, 10:30 a.m.
    Fund
 Salomon Brothers National Intermediate Municipal     January 14, 10:30 a.m.
    Fund
 Salomon Brothers U.S. Government Income Fund         January 14, 10:30 a.m.
 Salomon Brothers High Yield Bond Fund                January 14, 10:30 a.m.
 Salomon Brothers Strategic Bond Fund                 January 14, 10:30 a.m.
 Salomon Brothers Total Return Fund                   January 14, 10:30 a.m.
 Salomon Brothers Asia Growth Fund                    January 14, 10:30 a.m.
 Salomon Brothers Institutional Money Market Fund     January 14, 10:30 a.m.
 Salomon Brothers Institutional Emerging Markets      January 14, 1:00 p.m.
    Debt Fund
 Salomon Brothers Institutional High Yield Bond       January 14, 1:00 p.m.
    Fund
 Salomon Brothers Institutional Asia Growth Fund      January 14, 1:00 p.m.
 Salomon Brothers High Income Fund Inc                January 15, 9:00 a.m.
 Salomon Brothers 2008 Worldwide Dollar               January 15, 9:30 a.m.
    Government Term Trust Inc
 Salomon Brothers Worldwide Income Fund Inc           January 15, 10:00 a.m.
 The Emerging Markets Income Fund Inc                 January 15, 10:30 a.m.
 Global Partners Income Fund Inc.                     January 15, 11:00 a.m.
 The Emerging Markets Income Fund II Inc              January 15, 11:30 a.m.
 The Emerging Markets Floating Rate Fund Inc.         January 15, 1:00 p.m.
 Municipal Partners Fund Inc.                         January 15, 1:30 p.m.
 Municipal Partners Fund II Inc.                      January 15, 2:00 p.m.
 The Salomon Brothers Fund Inc                        January 15, 2:30 p.m.

 The Annual and Special Meetings (the "Meetings") will be held for the following purposes:

THE FOLLOWING PROPOSAL RELATES TO EACH OF THE FOLLOWING FUNDS: SALOMON BROTHERS INVESTORS FUND INC, SALOMON BROTHERS CAPITAL FUND INC, SALOMON BROTHERS OPPORTUNITY FUND INC, SALOMON BROTHERS CASH MANAGEMENT FUND, SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND, SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND, SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND, SALOMON BROTHERS HIGH YIELD BOND FUND, SALOMON BROTHERS STRATEGIC BOND FUND, SALOMON BROTHERS TOTAL RETURN FUND, SALOMON BROTHERS ASIA GROWTH FUND, SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND, SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND, SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND, SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND, THE SALOMON BROTHERS FUND INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC, SALOMON BROTHERS WORLDWIDE INCOME FUND INC, SALOMON BROTHERS HIGH INCOME FUND INC AND THE EMERGING MARKETS INCOME FUND INC.

    1. The approval of a new management or investment advisory agreement be-tween SBAM and the Fund. No fee increase is proposed.

THE FOLLOWING PROPOSAL RELATES TO THE EMERGING MARKETS INCOME FUND II INC, THE EMERGING MARKETS FLOATING RATE FUND INC., GLOBAL PARTNERS INCOME FUND INC., MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC.:

    2. The approval of a new investment advisory and administration agreement among SBAM, Value Advisors LLC and the Fund. No fee increase is proposed.

THE FOLLOWING PROPOSAL RELATES TO SALOMON BROTHERS STRATEGIC BOND FUND:

    3. The approval of a new subadvisory consulting agreement between SBAM and Salomon Brothers Asset Management Limited with respect to the Fund. No fee increase is proposed.

THE FOLLOWING PROPOSAL RELATES TO SALOMON BROTHERS ASIA GROWTH FUND AND SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND:

    4. The approval of a new subadvisory agreement between SBAM and Salomon Brothers Asset Management Asia Pacific Limited with respect to the Fund. No fee increase is proposed.

THE FOLLOWING PROPOSAL RELATES TO SALOMON BROTHERS CAPITAL FUND INC, SALOMON BROTHERS OPPORTUNITY FUND INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC, SALOMON BROTHERS WORLDWIDE INCOME FUND INC, THE EMERGING MARKETS INCOME FUND INC AND GLOBAL PARTNERS INCOME FUND INC.:

    5. The election of directors for the Funds, to hold office until their successors are duly elected and qualified.

THE FOLLOWING PROPOSAL RELATES TO SALOMON BROTHERS CAPITAL FUND INC, SALOMON BROTHERS OPPORTUNITY FUND INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC, SALOMON BROTHERS WORLDWIDE INCOME FUND INC, THE EMERGING MARKETS INCOME FUND INC AND GLOBAL PARTNERS INCOME FUND INC.:

    6. The ratification of the selection of Price Waterhouse LLP as the Funds' independent accountants for the fiscal years ending July 31, 1998 with respect to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, August 31, 1998 with respect to Salomon Brothers Opportunity Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc., October 31, 1998 with respect to Salomon Brothers Worldwide Income Fund Inc and December 31, 1997 with respect to Salomon Brothers Capital Fund Inc.

 THE FOLLOWING RELATES TO EACH FUND:
    To conduct any other business as may properly come before the Meeting or any adjournment(s) thereof. The close of business on November 17, 1997 has been fixed as the record date for the determination of stockholders who will be entitled to receive notice of, and to vote at, each of the Meetings and any adjournment(s) thereof.

                                   By Order of the Boards of Directors,

                                   Noel B. Daugherty,
                                   Secretary of:

                                   SALOMON BROTHERS INVESTORS FUND INC
                                   SALOMON BROTHERS CAPITAL FUND INC
                                   SALOMON BROTHERS OPPORTUNITY FUND  INC
                                   SALOMON BROTHERS CASH MANAGEMENT  FUND
                                   SALOMON BROTHERS NEW YORK  MUNICIPAL MONEY
                                   MARKET FUND
                                   SALOMON BROTHERS NATIONAL  INTERMEDIATE
                                   MUNICIPAL FUND
                                   SALOMON BROTHERS U.S. GOVERNMENT  INCOME
                                   FUND
                                   SALOMON BROTHERS HIGH YIELD BOND  FUND
                                   SALOMON BROTHERS STRATEGIC BOND  FUND
                                   SALOMON BROTHERS TOTAL RETURN  FUND
                                   SALOMON BROTHERS ASIA GROWTH FUND
                                   SALOMON BROTHERS INSTITUTIONAL  MONEY
                                   MARKET FUND
                                   SALOMON BROTHERS INSTITUTIONAL  EMERGING
                                   MARKETS DEBT FUND
                                   SALOMON BROTHERS INSTITUTIONAL HIGH  YIELD
                                   BOND FUND
                                   SALOMON BROTHERS INSTITUTIONAL ASIA  GROWTH
                                   FUND
                                   THE SALOMON BROTHERS FUND INC
                                   SALOMON BROTHERS 2008 WORLDWIDE  DOLLAR
                                   GOVERNMENT TERM TRUST INC
                                   SALOMON BROTHERS WORLDWIDE INCOME  FUND INC
                                   SALOMON BROTHERS HIGH INCOME FUND  INC
                                   THE EMERGING MARKETS INCOME FUND  INC
                                   THE EMERGING MARKETS INCOME FUND II  INC

                                   THE EMERGING MARKETS FLOATING RATE  FUND
                                   INC
                                   GLOBAL PARTNERS INCOME FUND INC.
                                   MUNICIPAL PARTNERS FUND INC.
                                   MUNICIPAL PARTNERS FUND II INC.

New York, New York
November [21], 1997


 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDI-CATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), DATE AND SIGN IT
 (THEM) AND RETURN IT (THEM) PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                      SALOMON BROTHERS INVESTORS FUND INC
                       SALOMON BROTHERS CAPITAL FUND INC
                     SALOMON BROTHERS OPPORTUNITY FUND INC
                     SALOMON BROTHERS CASH MANAGEMENT FUND
             SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND
             SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
                  SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
                     SALOMON BROTHERS HIGH YIELD BOND FUND
                      SALOMON BROTHERS STRATEGIC BOND FUND
                       SALOMON BROTHERS TOTAL RETURN FUND
                       SALOMON BROTHERS ASIA GROWTH FUND
                SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND
           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
                SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND
                         THE SALOMON BROTHERS FUND INC
        SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC
                   SALOMON BROTHERS WORLDWIDE INCOME FUND INC
                     SALOMON BROTHERS HIGH INCOME FUND INC
                      THE EMERGING MARKETS INCOME FUND INC
                    THE EMERGING MARKETS INCOME FUND II INC
                  THE EMERGING MARKETS FLOATING RATE FUND INC.
                        GLOBAL PARTNERS INCOME FUND INC.
                          MUNICIPAL PARTNERS FUND INC.
                        MUNICIPAL PARTNERS FUND II INC.

                        -------------------------------
                            COMBINED PROXY STATEMENT
                        -------------------------------
                            Meetings of Stockholders

 This combined proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of the above funds (each, a "Fund" and, collectively, the "Funds"), to be used at meetings of stockholders (in each case, the "Meeting") of the Funds and any adjournment(s) thereof. Each Meeting will be held on either January 14 or 15, 1998, as indicated below, at the offices of Salomon Brothers Asset Management Inc ("SBAM"), 7 World Trade Center, New York, New York on the th Floor at the following times:

 Salomon Brothers Investors Fund Inc                  January 14, 9:00 a.m.
 Salomon Brothers Capital Fund Inc                    January 14, 9:30 a.m.
 Salomon Brothers Opportunity Fund Inc                January 14, 10:00 a.m.
 Salomon Brothers Cash Management Fund                January 14, 10:30 a.m.
 Salomon Brothers New York Municipal Money Market     January 14, 10:30 a.m.
    Fund

 Salomon Brothers National Intermediate Municipal     January 14, 10:30 a.m.
    Fund
 Salomon Brothers U.S. Government Income Fund         January 14, 10:30 a.m.
 Salomon Brothers High Yield Bond Fund                January 14, 10:30 a.m.
 Salomon Brothers Strategic Bond Fund                 January 14, 10:30 a.m.
 Salomon Brothers Total Return Fund                   January 14, 10:30 a.m.
 Salomon Brothers Asia Growth Fund                    January 14, 10:30 a.m.
 Salomon Brothers Institutional Money Market Fund     January 14, 10:30 a.m.
 Salomon Brothers Institutional Emerging Markets      January 14, 1:00 p.m.
    Debt Fund
 Salomon Brothers Institutional High Yield Bond       January 14, 1:00 p.m.
    Fund
 Salomon Brothers Institutional Asia Growth Fund      January 14, 1:00 p.m.
 Salomon Brothers High Income Fund Inc                January 15, 9:00 a.m.
 Salomon Brothers 2008 Worldwide Dollar               January 15, 9:30 a.m.
    Government Term Trust Inc
 Salomon Brothers Worldwide Income Fund Inc           January 15, 10:00 a.m.
 The Emerging Markets Income Fund Inc                 January 15, 10:30 a.m.
 Global Partners Income Fund Inc.                     January 15, 11:00 a.m.
 The Emerging Markets Income Fund II Inc              January 15, 11:30 a.m.
 The Emerging Markets Floating Rate Fund Inc.         January 15, 1:00 p.m.
 Municipal Partners Fund Inc.                         January 15, 1:30 p.m.
 Municipal Partners Fund II Inc.                      January 15, 2:00 p.m.
 The Salomon Brothers Fund Inc                        January 15, 2:30 p.m.

This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about November [21], 1997.

 The primary purpose of the Meetings is to permit each Fund's stockholders to consider one or more new management, investment advisory or subadvisory agree-ments to take effect upon consummation of the transactions (collectively, the "Transaction") contemplated by the Merger Agreement, dated as of September 24, 1997 (the "Merger Agreement"), by and among Travelers Group Inc. ("Travelers"), Diamonds Acquisition Corp. ("Diamonds"), a wholly-owned subsidiary of Travel-ers, and Salomon Inc ("Salomon"). Pursuant to the Merger Agreement, Diamonds will be merged with and into Salomon, with Salomon continuing as the surviving entity and changing its name to Salomon Smith Barney Holdings Inc. ("Salomon Smith Barney"). Thereafter, Smith Barney Holdings Inc. ("SBHI"), a subsidiary of Travelers, will merge with and into Salomon Smith Barney. Salomon is cur-rently the ultimate parent corporation of SBAM, which serves as investment ad-viser or manager to each of the Funds. Salomon is also the ultimate parent cor-poration of Salomon Brothers Asset Management Limited ("SBAM Limited"), which provides certain subadvisory services to Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), and Salomon Brothers Asset Management Asia Pacific Limited ("SBAM AP"), which provides certain subadvisory services to Salomon Brothers Asia Growth Fund and Salomon Brothers Institutional Asia Growth Fund (each, an "Asia Fund" and, collectively, the "Asia Funds"). For a discussion of the Transaction, see "The Transaction" under Proposal 1 below.

 Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the Transaction could be deemed to cause the automatic termina-tion of each

Fund's management or investment advisory agreements currently in place with SBAM, as well as the automatic termination of SBAM's subadvisory agreements with SBAM Limited (with respect to the Strategic Bond Fund) and SBAM AP (with respect to each Asia Fund). Therefore, in order to insure that SBAM, SBAM Lim-ited and SBAM AP may continue to provide investment advisory services to the Funds in between the consummation of the Transaction and the Meetings, Travel-ers and Salomon have applied for exemptive relief from the Securities and Ex-change Commission with respect to the termination of those agreements. If granted, such relief would permit new agreements with SBAM, SBAM Limited or SBAM AP, as applicable, to go into effect without stockholder approval and would allow SBAM, SBAM Limited and SBAM AP to collect fees pursuant to those agreements. However, as a condition to the relief, stockholders of the Funds would have to approve the new agreements within 120 days following the closing of the Transaction. Therefore, in order to ensure continuity in the management of the Funds, stockholders of certain of the Funds are being asked to approve new management or investment advisory agreements with SBAM. For this same rea-son, with respect to each of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. (collective-ly, the "Co-Advised Funds"), stockholders are being asked to approve a new in-vestment advisory and administration agreement among the Fund, SBAM and Value Advisors LLC ("Value Advisors"). In addition, stockholders of the Strategic Bond Fund are being asked to approve a new subadvisory consulting agreement between SBAM and SBAM Limited, and stockholders of each Asia Fund are being asked to approve a new subadvisory agreement between SBAM and SBAM AP.

 The Meeting also will serve as the Annual Meeting of Stockholders of Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. Stockholders of each of these Funds are being asked to vote on the election of directors and to ratify the selection of the Funds' respective independent accountants.

 Stockholders who execute proxies retain the right to revoke them in person at the relevant Meeting or by written notice received by the Secretary of the relevant Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted "FOR" each of the proposals set forth below (each, a "Proposal" and, collectively, the "Proposals"). The close of business on No-vember 17, 1997 has been fixed as the record date (the "Record Date") for the determination of stockholders of each Fund entitled to notice of, and to vote at, the relevant Meeting and any adjournment(s) thereof. Each stockholder is entitled to one vote for each full share (and a fractional vote for each frac-tional share) held of record on the Record Date, with no shares having cumula-tive voting rights. On the Record Date, each Fund had outstanding the number of shares indicated in the separate fund exhibit pertaining to the Funds (the "Fund Exhibit") accompanying as Exhibit A to, and forming an important part of, this proxy statement. Stockholders of each Fund may vote only on those Proposals affecting their Fund, and stockholders of each Fund will vote sepa-rately on each such Proposal from stockholders of the other Funds voting on such Proposal. All of the outstanding capital stock of each Fund will vote to-gether as a single class with respect to each Proposal.

The Proposals are to be voted upon by stockholders of the Funds as follows:

              PROPOSALS                 FUNDS TO WHICH EACH PROPOSAL APPLIES
----------------------------------------------------------------------------
  1. Approval of a new management or  Salomon Brothers Investors Fund Inc investment advisory agreement
     between SBAM and the Fund.
                                      Salomon Brothers Capital Fund Inc
                                      Salomon Brothers Opportunity Fund Inc
                                      Salomon Brothers Cash Management Fund
                                      Salomon Brothers New York Municipal
                                        Money Market Fund
                                      Salomon Brothers National Intermediate
                                        Municipal Fund
                                      Salomon Brothers U.S. Government
                                        Income Fund
                                      Salomon Brothers High Yield Bond Fund
                                      Salomon Brothers Strategic Bond Fund
                                      Salomon Brothers Total Return Fund
                                      Salomon Brothers Asia Growth Fund
                                      Salomon Brothers Institutional Money
                                        Market Fund
                                      Salomon Brothers Institutional
                                        Emerging Markets Debt Fund
                                      Salomon Brothers Institutional High
                                        Yield Bond Fund
                                      Salomon Brothers Institutional Asia
                                        Growth Fund
                                      The Salomon Brothers Fund Inc
                                      Salomon Brothers 2008 Worldwide
                                        Dollar Government Term Trust Inc
                                      Salomon Brothers Worldwide Income
                                        Fund Inc
                                      Salomon Brothers High Income Fund Inc
                                      The Emerging Markets Income Fund Inc
----------------------------------------------------------------------------
  2. Approval of a new investment     The Emerging Markets Income Fund II
     advisory and administration      Inc, The Emerging Markets Floating
     agreement among SBAM, Value      Rate Fund Inc., Global Partners Income
     Advisors and the Fund.           Fund Inc., Municipal Partners Fund
                                      Inc. and Municipal Partners Fund II
                                      Inc.

               PROPOSALS                  FUNDS TO WHICH EACH PROPOSAL APPLIES
------------------------------------------------------------------------------
  3.Approval of a new subadvisory       Salomon Brothers Strategic Bond Fund
    consulting agreement between SBAM
    and SBAM Limited.
------------------------------------------------------------------------------
  4.Approval of a new subadvisory       Salomon Brothers Asia Growth Fund and
    agreement between SBAM and SBAM     Salomon Brothers Institutional Asia
    AP.                                 Growth Fund
------------------------------------------------------------------------------
  5.Election of directors to the Board  Salomon Brothers Capital Fund Inc,
    of Directors to hold office until   Salomon Brothers Opportunity Fund Inc,
    their successors are duly elected   Salomon Brothers 2008 Worldwide Dollar
    and qualified.                      Government Term Trust Inc, Salomon
                                        Brothers Worldwide Income Fund Inc,
                                        The Emerging Markets Income Fund Inc
                                        and Global Partners Income Fund Inc.
------------------------------------------------------------------------------
  6.Ratification of the selection of    Salomon Brothers Capital Fund Inc,
    Price Waterhouse LLP as the         Salomon Brothers Opportunity Fund Inc,
    independent accountants of the      Salomon Brothers 2008 Worldwide Dollar
    Fund.                               Government Term Trust Inc, Salomon
                                        Brothers Worldwide Income Fund Inc,
                                        The Emerging Markets Income Fund Inc
                                        and Global Partners Income Fund Inc.

 Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any Proposal. With respect to a Proposal requiring the affirmative vote of a majority of a Fund's outstanding shares of capital stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such Proposal. Otherwise, abstentions and Broker Non-Votes have no effect on the outcome of a Proposal. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by a Fund, but are not voted on the Proposal because voting instructions have not been received from the beneficial owners or persons enti-tled to vote and the broker or nominee does not have discretionary voting pow-er.

 In accordance with each Fund's By-Laws, a quorum is constituted by the pres-ence in person or by proxy of the holders of record of (i) a majority of the outstanding shares of the Fund entitled to vote at the Meeting with respect to all Funds except Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Munic-ipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund and Salomon Brothers Institu-tional Money Market Fund (collectively, the "Series Funds"), and (ii) one-third of the outstanding shares of each of the Series Funds entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting of any Fund, or in the event that a quorum is present but sufficient votes to approve any of the Proposals to be acted on at such Meeting are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies and with-out establishing a new Record Date. Any such adjournment will require the af-firmative vote of a majority of those shares present at the relevant Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the Proposals in this proxy statement with respect to a Fund prior to any such adjournment if sufficient votes have been received for approval.

 EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL RE-PORT TO STOCKHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT TO STOCKHOLDERS, IF ANY, SUCCEEDING SUCH ANNUAL REPORT, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE RELEVANT FUND IN WRITING AT ITS AD-DRESS BELOW OR BY CALLING 1-800-725-6666 FOR THE OPEN-END FUNDS OR 1-888-
FOR THE CLOSED-END FUNDS.

 The principal executive offices of each of the Funds are located at 7 World Trade Center, New York, New York 10048. Each of the Funds is either an open-end or closed-end management investment company, as listed below.

OPEN-
 END
FUNDS                                    CLOSED-END FUNDS
-----                                    ----------------

Salomon Brothers Investors Fund Inc      The Salomon Brothers Fund Inc
Salomon Brothers Capital Fund Inc        Salomon Brothers 2008 Worldwide
Salomon Brothers Opportunity Fund Inc      Dollar Government Term Trust Inc
Salomon Brothers Cash Management Fund    Salomon Brothers Worldwide Income
Salomon Brothers New York Municipal        Fund Inc
 Money Market Fund                       Salomon Brothers High Income Fund Inc
Salomon Brothers National Intermedi-     The Emerging Markets Income Fund Inc
 ate Municipal Fund                      The Emerging Markets Income Fund II
Salomon Brothers U.S. Government           Inc
 Income Fund                             The Emerging Markets Floating Rate
Salomon Brothers High Yield Bond Fund      Fund Inc.
Salomon Brothers Strategic Bond Fund     Global Partners Income Fund Inc.
Salomon Brothers Total Return Fund       Municipal Partners Fund Inc.
Salomon Brothers Asia Growth Fund        Municipal Partners Fund II Inc.
Salomon Brothers Institutional Money
 Market Fund
Salomon Brothers Institutional
 Emerging Markets Debt Fund
Salomon Brothers Institutional High
 Yield Bond Fund
Salomon Brothers Institutional Asia
 Growth Fund

                  PROPOSAL 1. APPROVAL OF A NEW MANAGEMENT OR
            INVESTMENT ADVISORY AGREEMENT BETWEEN SBAM AND THE FUND

 STOCKHOLDERS OF SALOMON BROTHERS INVESTORS FUND INC, SALOMON BROTHERS CAPITAL FUND INC, SALOMON BROTHERS OPPORTUNITY FUND INC, SALOMON BROTHERS CASH MAN-AGEMENT FUND, SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND, SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND, SALOMON BROTHERS U.S. GOVERN-MENT INCOME FUND, SALOMON BROTHERS HIGH YIELD BOND FUND, SALOMON BROTHERS STRATEGIC BOND FUND, SALOMON BROTHERS TOTAL RETURN FUND, SALOMON BROTHERS ASIA GROWTH FUND, SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND, SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND, SALOMON BROTHERS INSTITU-TIONAL HIGH YIELD BOND FUND, SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND, THE SALOMON BROTHERS FUND INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERN-MENT TERM TRUST INC, SALOMON BROTHERS WORLDWIDE INCOME FUND INC, SALOMON BROTHERS HIGH INCOME FUND INC AND THE EMERGING MARKETS INCOME FUND INC WILL VOTE ON THIS PROPOSAL.

INTRODUCTION

 SBAM currently serves as investment adviser or manager to each of the Funds pursuant to an investment advisory or management agreement (in each case, the "Existing SBAM Agreement" and, collectively, the "Existing SBAM Agreements"), the date of each of which is set forth in the Fund Exhibit. The Fund Exhibit sets forth the respective dates on which each Fund's stockholders and its Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of such Fund or SBAM, most recently ap-proved the Fund's Existing SBAM Agreement.

 As a result of the Transaction, Salomon, the ultimate parent corporation of SBAM, SBAM Limited and SBAM AP, will be reconstituted as Salomon Smith Barney and will become a wholly-owned subsidiary of Travelers. The Transaction could be deemed to result in a change of control of SBAM (and SBAM Limited and SBAM
AP) and therefore in an "assignment," as defined in the 1940 Act, of the Exist-ing SBAM Agreements.

 As required by the 1940 Act, each Existing SBAM Agreement provides for its au-tomatic termination in the event of its "assignment," as defined in such Act. Therefore, in connection with the Transaction, the Board of Directors of each Fund is proposing that its stockholders approve a new management or investment advisory agreement between the Fund and SBAM (in each case, the "New SBAM Agreement" and, collectively, the "New SBAM Agreements"). The New SBAM Agree-ment proposed for each Fund is substantially similar to its Existing SBAM Agreement. A description of the New SBAM Agreement proposed for each Fund, in-cluding the services to be provided by SBAM thereunder, is set forth below. The description is qualified in its entirety by reference to the forms of New SBAM Agreements attached hereto as Exhibits B-1 to B-5.

INFORMATION CONCERNING SBAM

 SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is registered as an investment adviser pursuant to the Investment Ad-visers Act of 1940, as amended (the "Advisers Act"). SBAM has served as invest-ment adviser or manager to each Fund pursuant to such Fund's Existing SBAM Agreement since May 1, 1990 with respect to

Salomon Brothers Investors Fund Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc and The Salomon Brothers Fund Inc, and since com-mencement of operations with respect to each of the other Funds. As of Septem-ber 30, 1997, SBAM and its worldwide investment advisory affiliates managed ap-
proximately $    billion of assets, of which SBAM managed approximately
$   billion. The Fund Exhibit provides information with respect to the invest-
ment companies with similar investment objectives to each Fund for which SBAM provides management, advisory or sub-advisory services.

 SBAM is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc ("SBHC"), which in turn is a wholly-owned subsidiary of Salomon. The principal business address of each of the foregoing entities is 7 World Trade Center, New York, New York 10048.

 The names, titles and principal occupations of the current directors and exec-utive officers of SBAM are set forth in the following table.

                                             TITLE AND
NAME                                      PRINCIPAL OCCUPATION
----                                      --------------------
Thomas W. Brock.......................... Chairman, Chief Executive Officer and
                                          Managing Director of SBAM and Managing
                                          Director and Member of the Management
                                          Board of Salomon Brothers Inc
Michael S. Hyland........................ President, Managing Director and
                                          Member of the Board of SBAM and
                                          Managing Director of Salomon Brothers
                                          Inc
Rodney B. Berens......................... Managing Director and Member of the
                                          Board of SBAM and Managing Director
                                          and Member of the Management Board of
                                          Salomon Brothers Inc
Vilas V. Gadkari......................... Managing Director and Member of the
                                          Board of SBAM and Managing Director of
                                          Salomon Brothers Inc
Zachary Snow............................. Secretary of SBAM and Managing
                                          Director and Counsel of Salomon
                                          Brothers Inc

 The business address of each person listed above other than Mr. Gadkari is 7 World Trade Center, New York, New York 10048 and the business address of Mr. Gadkari is Victoria Plaza, 111 Buckingham Palace Road, London, England SW1W OSB.

 Each Fund has been informed that Berkshire Hathaway, Inc., a Delaware corpora-tion, owned beneficially as of [September 30], 1997, shares of Common Stock and Preferred Stock, Series A, of Salomon, constituting in excess of 10% of the votes entitled to be cast by the outstanding voting securities of Salomon. Messrs. Brock and Hyland currently own common stock of Salomon.

THE TRANSACTION

 On September 24, 1997, Travelers, Diamonds and Salomon entered into the Merger Agreement pursuant to which Diamonds will be merged into Salomon, with Salomon continuing as the surviving entity and changing its name to Salomon Smith Bar-ney Holdings Inc. Thereafter, SBHI will merge with and into Salomon Smith Bar-ney, with Salomon Smith Barney as the survivor. In connection with the Transac-tion, Travelers will issue 1.13 shares of its common stock in exchange for each outstanding share of Salomon common stock. Salomon preferred stockholders will receive one newly issued share of a corresponding series of Travelers preferred stock with terms substantially identical to those of the respective series of Salomon preferred stock they are exchanging. The total value of the Transaction is approximately $9 billion.

 The Transaction is expected to be completed by late November, 1997. Its con-summation is subject to various regulatory approvals and approval by Salomon stockholders. If for any reason the closing of the Transaction does not occur, the existing management, investment advisory and subadvisory agreements will remain in effect in accordance with their terms.

 Travelers has advised each Fund that it anticipates upon consummation of the Transaction that SBAM will continue to provide the same level of advisory or management services as have been provided to each Fund to date.

 Travelers is a publicly traded, financial services holding company whose prin-cipal business address is 388 Greenwich Street, New York, New York 10013. Trav-elers is a diversified, integrated financial services company engaged in in-vestment and asset management services, consumer finance services, and life and property-casualty insurance services. Travelers' investment services include investment banking, asset management, retail brokerage and other financial services provided through SBHI and certain of its subsidiaries.

SECTION 15(F) OF THE 1940 ACT

 Section 15(f) of the 1940 Act is available to the parties in connection with the Transaction. Section 15(f) provides in substance that when a sale of a con-trolling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, condi-tions or understandings applicable thereto. The term "unfair burden" (as de-fined in the 1940 Act) includes any arrangement during the two-year period af-ter the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indi-rectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in con-nection with the purchase or sale of securities or other property to, from or on behalf of the investment company. Each Fund's Board of Directors is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund. The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940
Act) of the investment adviser or predecessor adviser. All of the Funds meet this test except for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc and Salomon Brothers
High Income Fund Inc. In connection with the consummation of the Transaction, and in order to meet this condition for compliance with Section 15(f), it is anticipated that Thomas W. Brock will resign from the Boards of Directors of those three Funds.

EXISTING SBAM AGREEMENTS AND NEW SBAM AGREEMENTS

 The Existing SBAM Agreement and the New SBAM Agreement for each Fund are sub-stantially similar. The following description of the New SBAM Agreement for each Fund is qualified in its entirety by reference to the forms of New SBAM Agreements attached hereto as Exhibits B-1 to B-5.

Services to be Performed

  Pursuant to each New SBAM Agreement, SBAM will continue to manage and super-vise each Fund's investment program and will provide certain compliance, ad-ministrative and clerical services to all Funds.

Expenses and Advisory Fees

 Each New SBAM Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that SBAM is responsible for certain expenses in connection with maintaining a staff within its organization to furnish the above services to the Funds.

 FOR EACH FUND, THE RATE USED TO DETERMINE FEES PAYABLE BY THE FUND PURSUANT TO ITS NEW SBAM AGREEMENT IS IDENTICAL TO THE RATE IN ITS EXISTING SBAM AGREE-MENT. Consequently, each Fund will pay SBAM a monthly fee at a rate under its New SBAM Agreement which is identical to the fee rate for its Existing SBAM Agreement, which is set forth in the Fund Exhibit. For each Fund, the aggre-gate amount of management or investment advisory fees paid by such Fund to SBAM for the Fund's most recent fiscal year under its Existing SBAM Agreement is set forth in the Fund Exhibit. SBAM remitted a certain percentage of such fees to third parties, including SBAM Limited (with respect to the Strategic Bond Fund) and SBAM AP (with respect to each Asia Fund), affiliates of SBAM, pursuant to applicable agreements (for a discussion of certain such agree-ments, see Proposals 3 and 4).

Limitation of Liability

 As set forth more fully in the applicable exhibit, all of the New SBAM Agree-ments (with the exception of the New SBAM Agreement with respect to The Salo-mon Brothers Fund Inc) provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereun-der ("disabling conduct"), SBAM shall not be liable to the Fund or its stock-holders for any act or omission in the course of or in connection with the rendering of its services thereunder. The Salomon Brothers Fund Inc New SBAM Agreement provides that SBAM shall not be liable to that Fund with respect to certain affiliated transactions in the absence of disabling conduct. In addition, the New SBAM Agreements with respect to Salomon Brothers Asia Growth Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Asia Growth Fund, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, Salomon Brothers High Income Fund Inc and The Emerging Markets Income Fund Inc provide that the Fund, under certain circum-stances, will indemnify SBAM against any losses or expenses incurred, includ-ing amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

 Each Fund's New SBAM Agreement will have an initial term of either one or two years (as set forth in the applicable exhibit), and thereafter will continue in effect for successive annual periods provided such continuance is specifi-cally approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the New SBAM Agreement, and who are not "interested persons" (as defined in the 1940 Act) of any such par-ty, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund with respect to all Funds except The Salomon Brothers Fund Inc, and a majority of the outstanding voting securities of The Salomon Brothers Fund Inc. For each Fund, its New SBAM Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund with respect to all Funds except The Salomon Brothers Fund Inc, and by a majority of the outstanding voting securities of the Fund with respect to The Salomon Brothers Fund Inc, or by SBAM, and each New SBAM Agreement will terminate automatically in the event of its "assign-ment" (as defined in the 1940 Act).

EVALUATION BY THE BOARDS OF DIRECTORS

 Each Fund's Board of Directors, including the Board members who are not "in-terested persons" (as defined in the 1940 Act) of any party to the New SBAM Agreement or its affiliates, has approved the New SBAM Agreement for such Fund and recommends that stockholders of the Fund approve such agreement. Such Board approvals occurred at meetings held on October 10, 1997 and October 28, 1997 with respect to all Funds except Salomon Brothers Opportunity Fund Inc, and on October 13, 1997 and November 4, 1997 with respect to such Fund. Each New SBAM Agreement will become effective on the later of the date the Transac-tion is consummated or the date the stockholders of the relevant Fund approve such agreement.

 In approving the New SBAM Agreement and determining to submit it to stock-holders for their approval, the Board of Directors of each Fund has determined that continuity and efficiency of management or advisory services after the Transaction can best be assured by approving the New SBAM Agreement on behalf of the Fund. The Board of Directors of each Fund believes that the New SBAM Agreement will enable the Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New SBAM Agree-ment is in the best interests of the Fund and its stockholders. In connection with its review of the New SBAM Agreement, each Fund's Board of Directors re-cently requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM and Travelers. These materials included financial statements as well as other written information regarding SBAM and Travelers and their personnel, operations and financial condition.

 In approving the New SBAM Agreement, the Board of Directors of each Fund fo-cused primarily on the nature, quality and scope of the operations and serv-ices to date provided by SBAM to the Fund, which are expected to continue to be provided by SBAM after the Transaction with no change in fees, comparative fee information concerning other investment companies currently advised by SBAM with similar investment objectives (which information is presented in the Fund Exhibit as the first item appearing under the heading "A. General Infor-mation"), and the fact that the Existing SBAM Agreement and the New SBAM Agreement for such Fund, including the terms relating to the services to be performed thereunder by SBAM, are substantially similar (and are identical with respect to the expenses and fees payable by the Fund). In connection with these considerations, each Fund's Board of Directors considered recent compar-isons between the terms of the New SBAM Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to SBAM of its relationship with each Fund. In addition, each Fund's Board of Directors considered the commitment of Travelers to main-tain the services provided to the Fund by SBAM, and met with representatives of Travelers to discuss their current intentions with respect to SBAM.

 In addition to the foregoing primary considerations, each Fund's Board of Di-rectors considered the likelihood of SBAM's and Travelers' financial stability following consummation of the Transaction, particularly in light of the over-all experience and reputation of SBAM and Travelers and their financial sta-bility, and whether there are any aspects of the Transaction likely to affect the ability of SBAM to retain and attract qualified personnel following con-summation. In connection with these considerations, each Board considered pos-sible alternatives to approval of the New SBAM Agreement.

 Based upon its review of the above factors, the Board of Directors of each Fund concluded that the New SBAM Agreement is in the best interests of the Fund and its stockholders.

 Certain directors and officers of each Fund may have a substantial interest in the approval of the New SBAM Agreement for such Fund as a result of their interests in SBAM or affiliates thereof, as described above under "Information Concerning SBAM" and in the Fund Exhibit.

REQUIRED VOTE

 As provided by the 1940 Act, approval of each Fund's New SBAM Agreement will require the affirmative vote of a "majority of the outstanding voting securi-ties" of the Fund, which means, for all Funds except The Salomon Brothers Fund Inc, the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meet-ing, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund enti-tled to vote thereon, and, for The Salomon Brothers Fund Inc, a majority of all outstanding voting securities. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Propos-al.

 THE DIRECTORS OF EACH APPLICABLE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, SALOMON, TRAV-ELERS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW SBAM AGREEMENT.

               PROPOSAL 2. APPROVAL OF A NEW INVESTMENT ADVISORY
                   AND ADMINISTRATION AGREEMENT AMONG SBAM,
                          VALUE ADVISORS AND THE FUND

 STOCKHOLDERS OF THE EMERGING MARKETS INCOME FUND II INC, THE EMERGING MARKETS FLOATING RATE FUND INC., GLOBAL PARTNERS INCOME FUND INC., MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC. WILL VOTE ON THIS PROPOSAL.

INTRODUCTION

 SBAM serves as investment adviser and administrator to each Co-Advised Fund pursuant to an investment advisory and administration agreement currently in place among Value Advisors, SBAM and each such Fund (in each case, the "Co-Ad-vised Agreement" and, collectively, the "Co-Advised Agreements"), the date of each of which is set forth in the Fund Exhibit. The Fund Exhibit sets forth the respective dates on which each Fund's stockholders and Board of Directors, including a majority of the directors who are not "interested persons" (as de-fined in the 1940 Act) of such Fund, Value Advisors or SBAM, most recently ap-proved the Fund's Co-Advised Agreement. For more information concerning Value Advisors, see "Information Concerning Value Advisors" in the Fund Exhibit.

 As required by the 1940 Act, each Co-Advised Agreement provides for its auto-matic termination in the event of its "assignment," as defined in such Act. As discussed under Proposal 1 above, as a result of the Transaction, SBAM could be deemed to undergo a change in control. Consummation of the Transaction may therefore constitute an assignment by SBAM of each such agreement. For a dis-cussion of the Transaction, see "The Transaction" under Proposal 1 above. Therefore, in anticipation of the Transaction, the Board of Directors of each Fund is proposing that its stockholders approve a new investment advisory and administration agreement among SBAM, the Fund and Value Advisors (in each case, the "New Co-Advised Agreement" and, collectively, the "New Co-Advised Agreements"). The New Co-Advised Agreement proposed for each Fund is substan-tially similar to its existing Co-Advised Agreement. A description of the New Co-Advised Agreement proposed for each Fund, including the services to be pro-vided by SBAM thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New Co-Advised Agreement for each Fund attached hereto as Exhibit C.

SECTION 15(F) OF THE 1940 ACT

 Section 15(f) of the 1940 Act is available in connection with Travelers' ac-quisition of indirect control of SBAM. For a discussion of Section 15(f), see "Section 15(f) of the 1940 Act" under Proposal 1 above. The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., and Municipal Partners Fund II Inc. have applied for an exemption by the Securities and Exchange Commission from the 75% disinterested board re-quirement to avoid the need to reconstitute the Funds' Boards of Directors upon consummation of the Transaction.

EXISTING AND NEW CO-ADVISED AGREEMENTS

 The existing Co-Advised Agreement and the New Co-Advised Agreement for each Fund are substantially similar. The following description of the New Co-Advised Agreement for each Fund is qualified in its entirety by reference to the form of New Co-Advised Agreement attached hereto as Exhibit C.

Services to be Performed

 Pursuant to each New Co-Advised Agreement, subject to the direction and con-trol of the directors of the Fund and in consultation with Value Advisors, SBAM will make investment strategy decisions for each Fund, manage the investing and reinvesting of assets in accordance with the Fund's stated policies, place pur-chase and sale orders for the Fund, provide financial research and data to the Fund and be responsible for administrative and stockholder services.

Expenses and Advisory Fees

 Each New Co-Advised Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that SBAM is responsible for the expenses in connection with providing facilities and personnel reasonably necessary for the performance of the services to be provided by it to the Fund.

 VALUE ADVISORS, AND NOT THE FUND, IS RESPONSIBLE FOR PAYING SBAM ITS FEE UNDER THE NEW CO-ADVISED AGREEMENT. FOR EACH FUND, THE RATE USED TO DETERMINE FEES PAYABLE BY VALUE ADVISORS, TO SBAM PURSUANT TO THE NEW CO-ADVISED AGREEMENT IS IDENTICAL TO THE RATE IN THE EXISTING CO-ADVISED AGREEMENT. Consequently, SBAM will be paid by Value Advisors a monthly fee at a rate under each Fund's New Co-Advised Agreement which is identical to the fee rate for its existing Co-Ad-vised Agreement, which is set forth in the Fund Exhibit. For each Fund, the ag-gregate amount of fees paid to SBAM for the Fund's most recent fiscal year un-der its existing Co-Advised Agreement is set forth in the Fund Exhibit.

Limitation of Liability

 Each New Co-Advised Agreement provides that in the absence of willful misfea-sance, bad faith, gross negligence or reckless disregard of its obligations thereunder ("disabling con-duct"), SBAM shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its serv-ices thereunder. In addition, each New Co-Advised Agreement provides that the Fund, under certain circumstances, will indemnify SBAM against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

 Each Fund's New Co-Advised Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Co-Advised Fund's Board of Directors who are not parties to the New Co-Advised Agreement, and who are not "interested persons" (as de-fined in the 1940 Act) of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting se-curities" (as defined in the 1940 Act) of the Fund. For each Fund, its New Co-Advised Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, or by SBAM, and each New Co-Ad-vised Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

EVALUATION BY THE BOARDS OF DIRECTORS

 Each Fund's Board of Directors, including the Board members who are not "in-terested persons" (as defined in the 1940 Act) of any party to the New Co-Ad-vised Agreement or its affiliates, has approved the New Co-Advised Agreement for such Fund and recommends that stockholders of the Fund approve such agree-ment. Such Board approvals occurred at meetings held on October 10, 1997 and October 28, 1997. Each New Co-Advised Agreement will become effective on the later of the date the Transaction is consummated and the date the stockholders of the relevant Fund approve such agreement.

 In approving the New Co-Advised Agreement and determining to submit it to the stockholders for their approval, the Board of Directors of each Fund has de-termined that continuity and efficiency of management or advisory services af-ter the Transaction can best be assured by approving the New Co-Advised Agree-ment on behalf of the Co-Advised Fund. The Board of each Fund believes that the New Co-Advised Agreement will enable the Fund to obtain high-quality serv-ices at costs which it deems appropriate and reasonable and that approval of the New Co-Advised Agreement is in the best interests of the Fund and its stockholders.

 In connection with its review of the New Co-Advised Agreement, each Fund's Board of Directors recently requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM and Travelers. These materials included financial statements as well as other written information regarding SBAM and Travelers and their personnel, operations and financial condition.

 In approving the New Co-Advised Agreement, the Board of Directors of each Fund focused primarily on the nature, quality and scope of the services pro-vided to date by SBAM to the Fund, which are expected to continue to be provided after the Transac-tion with no change in fees, comparative fee information concerning other in-vestment companies advised by SBAM with similar investment objectives (which information is presented in the Fund Exhibit as the first item appearing under the heading "A. General Information"), and the fact that the existing Co-Ad-vised Agreement and the New Co-Advised Agreement for such Fund, including the terms relating to the services to be performed thereunder by SBAM, are substan-tially similar (and identical with respect to the expenses and fees payable to SBAM). In connection with these primary considerations, each Fund's Board of Directors considered recent comparisons between the terms of the New Co-Advised Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the benefits to SBAM of its relationship with each Fund. In addition, each Fund's Board of Directors considered the commit-ment of Travelers to maintain the services provided to the Fund by SBAM.

 In addition to the foregoing primary considerations, each Fund's Board of Di-rectors considered the likelihood of SBAM's and Travelers' continued financial stability following the consummation of the Transaction, particularly in light of each of SBAM's and Travelers' overall experience and reputation and their financial stability, and whether there are any aspects of the Transaction likely to affect the ability of SBAM to retain and attract qualified personnel following consummation. In connection with these considerations, each Fund's Board considered possible alternatives to approval of the New Co-Advised Agree-ment.

 Based upon its review of the above factors, the Board of Directors of each Fund concluded that the New Co-Advised Agreement is in the best interests of the Fund and its stockholders.

 Certain directors and officers of each Fund may have a substantial interest in the approval of the New Co-Advised Agreement for such Fund as a result of their interests in SBAM or affiliates thereof, as described in Proposal 1 and the Fund Exhibit.

REQUIRED VOTE

 As provided by the 1940 Act, approval of each Fund's New Co-Advised Agreement will require the affirmative vote of a "majority of the outstanding voting se-curities" of the Fund. For a discussion of the definition of a "majority of the outstanding voting securities," see "Required Vote" under Proposal 1 above.

 THE DIRECTORS OF EACH APPLICABLE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, SALOMON, TRAVEL-ERS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW CO-ADVISED AGREEMENT.

              PROPOSAL 3. APPROVAL OF A NEW SUBADVISORY CONSULTING
                    AGREEMENT BETWEEN SBAM AND SBAM LIMITED

 STOCKHOLDERS OF SALOMON BROTHERS STRATEGIC BOND FUND WILL VOTE ON THIS PRO-
 POSAL.

INTRODUCTION

 SBAM Limited provides certain advisory services relating to currency transac-tions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement cur-rently in place between SBAM Limited and SBAM (the "Existing SBAM Limited Agreement"), the date of which is set forth in the Fund Exhibit. The Fund Ex-hibit sets forth the dates on which the Strategic Bond Fund stockholders and the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Strategic Bond Fund, SBAM or SBAM Limited, most recently approved the Existing SBAM Limited Agreement.

 As required by the 1940 Act, the Existing SBAM Limited Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act, as well as in the event of the termination of the investment advisory agreement between SBAM and the Strategic Bond Fund. As discussed under Proposal 1 above, as a result of the Transaction, SBAM and SBAM Limited could be deemed to undergo a change in control, which would result in the assignment (and tech-nical termination) of all Existing SBAM and SBAM Limited Agreements (including SBAM's agreement with the Strategic Bond Fund and the Existing SBAM Limited Agreement). For a discussion of the Transaction, see "The Transaction" under Proposal 1 above. Therefore, in anticipation of the Transaction, the Board of Directors is proposing that stockholders of the Strategic Bond Fund approve a new subadvisory consulting agreement between SBAM and SBAM Limited (the "New SBAM Limited Agreement"). The New SBAM Limited Agreement proposed for the Stra-tegic Bond Fund is substantially similar to its Existing SBAM Limited Agree-ment. A description of the New SBAM Limited Agreement proposed for the Fund, including the services to be provided by SBAM Limited thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New SBAM Limited Agreement for the Strategic Bond Fund attached hereto as Ex-hibit D.

INFORMATION CONCERNING SBAM LIMITED

 SBAM Limited is a company organized under the laws of England. SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Fund. SBAM Limited is a wholly-owned subsidiary of Salomon Brothers Europe Limited, which in turn is a wholly-owned subsidiary of Salomon (International) Finance A.G., which in turn is a wholly-owned subsidiary of SBHC, which is a wholly-owned subsidiary of Salomon. The principal business ad-
dress of Salomon Brothers Europe Limited is     and the principal business ad-
dress of Salomon (International) Finance A.G. is    . SBAM Limited is a member
of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser pursuant to the Advisers Act. The principal business address of SBAM Limited is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

 The names, titles and principal occupations of the current directors and exec-utive officers of SBAM Limited are set forth in the following table. The busi-ness address of each person listed below is Victoria Plaza, 111 Buckingham Pal-ace Road, London SW1W OSB, England.

                                               TITLE AND
NAME                                        PRINCIPAL OCCUPATION
----                                        --------------------
Michael S. Hyland.......................... Director/Chairman of SBAM Limited
                                            and Managing Director of Salomon
                                            Brothers Inc
Thomas W. Brock............................ Director of SBAM Limited and
                                            Managing Director and Member of the
                                            Management Board of Salomon Brothers
                                            Inc
Vilas V. Gadkari........................... Chief Investment Officer and
                                            Director of SBAM Limited and
                                            Managing Director of Salomon
                                            Brothers Inc
Joseph V. McDevitt......................... Chief Operating Officer and Director
                                            of SBAM Limited
Stephen J. Rawnsley........................ Chief Administration Officer and
                                            Director of SBAM Limited
Susan H. Dean.............................. Finance Officer of SBAM Limited
Beatrice J. Doran.......................... Vice President and Counsel of SBAM
                                            Limited

 Upon consummation of the Transaction, SBAM Limited will be controlled by Trav-elers (as discussed under "The Transaction" in Proposal 1 above). Travelers has advised the Strategic Bond Fund that it anticipates that SBAM Limited will con-tinue to provide the same level of advisory services as have been provided to the Strategic Bond Fund to date.

SECTION 15(F) OF THE 1940 ACT

 Section 15(f) of the 1940 Act is available in connection with Travelers' ac-quisition of indirect control of SBAM Limited. For a discussion of Section 15(f), see "Section 15(f) of the 1940 Act" under Proposal 1 above.

EXISTING AND NEW SBAM LIMITED AGREEMENTS

 The Existing SBAM Limited Agreement and the New SBAM Limited Agreement are substantially similar. The following description of the New SBAM Limited Agree-ment is qualified in its entirety by reference to the form of New SBAM Limited Agreement attached hereto as Exhibit D.

Services to be Performed

 Pursuant to the New SBAM Limited Agreement, SBAM Limited, subject to the con-trol of SBAM and the Strategic Bond Fund's Board of Directors, will manage such investments and determine the composition of such assets of the Strategic Bond Fund as may be agreed from time to time by SBAM and SBAM Limited. As is the case with respect to the Existing SBAM Limited Agreement, it is anticipated that SBAM Limited primarily will provide subadvisory services with respect to currency transac-tions and non-dollar denominated debt securities pursuant to the New SBAM Lim-ited Agreement.

Expenses and Advisory Fees

 SBAM, AND NOT THE STRATEGIC BOND FUND, IS RESPONSIBLE FOR PAYING SBAM LIMITED ITS SUBADVISORY FEE UNDER THE NEW SBAM LIMITED AGREEMENT. THE RATE USED TO DE-TERMINE FEES PAYABLE BY SBAM TO SBAM LIMITED PURSUANT TO THE NEW SBAM LIMITED AGREEMENT IS IDENTICAL TO THE RATE IN THE EXISTING SBAM LIMITED AGREEMENT. Con-sequently, SBAM Limited will be paid by SBAM a fee at a rate under the New SBAM Limited Agreement which is identical to the fee rate for its Existing SBAM Lim-ited Agreement, which is set forth in the Fund Exhibit. The aggregate amount of the fees paid to SBAM Limited for the Strategic Bond Fund's most recent fiscal year under the Existing SBAM Limited Agreement is set forth in the Fund Exhib-it.

Duration and Termination

 The Strategic Bond Fund's New SBAM Limited Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual pe-riods provided such continuance is specifically approved at least annually by
(i) a majority of the members of the Board of Directors who are not parties to the New SBAM Limited Agreement, and who are not "interested persons" (as de-fined in the 1940 Act) of any such party, and (ii) a majority of the Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Strategic Bond Fund. The New SBAM Limited Agreement may be terminated, without penalty, on 60 days notice, by the Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Strategic Bond Fund, or by SBAM and SBAM Limited. The New SBAM Limited Agreement will terminate automatically in the event of its "as-signment" (as defined in the 1940 Act).

EVALUATION BY THE BOARDS OF DIRECTORS

 The Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the New SBAM Limited Agreement or its affiliates, has approved the New SBAM Limited Agreement and recommends that the stockholders of the Strategic Bond Fund approve such agree-ment. Such Board approvals occurred at meetings held on October 10, 1997 and October 28, 1997. The New SBAM Limited Agreement will become effective on the later of the date the Transaction is consummated and the date the stockholders of the Strategic Bond Fund approve such agreement.

 In approving the New SBAM Limited Agreement and determining to submit it to stockholders for their approval, the Board of Directors has determined that continuity and efficiency of advisory services after the Transaction can best be assured by approving the New SBAM Limited Agreement on behalf of the Strate-gic Bond Fund. The Board believes that the New SBAM Limited Agreement will ena-ble the Fund to obtain high-quality services at costs which it deems appropri-ate and reasonable and that approval of the New SBAM Limited Agreement is in the best interests of the Strategic Bond Fund and its stockholders.

 In connection with its review of the New SBAM Limited Agreement, the Board of Directors recently requested and reviewed, with the assistance of its own legal counsel, materials furnished recently by SBAM, SBAM Limited and Travelers. These materials included financial statements as well as other written informa-tion regarding SBAM Limited and Travelers and their personnel, operations and financial condition.

 In approving the New SBAM Limited Agreement, the Board of Directors focused primarily on the nature, quality and scope of the operations and services to date provided by SBAM Limited to the Strategic Bond Fund, which are expected to continue to be provided after the Transaction with no change in fees, compara-tive fee information concerning other investment companies (if any) advised or subadvised by SBAM Limited with similar investment objectives (which informa-tion is presented in the Fund Exhibit as the first item appearing under the heading "A. General Information"), and the fact that the Existing SBAM Limited Agreement and the New SBAM Limited Agreement, including the terms relating to the services to be performed thereunder by SBAM Limited, are substantially sim-ilar (and identical with respect to the expenses and fees payable to SBAM Lim-ited). In connection with these primary considerations, the Board of Directors considered recent comparisons between the terms of the New SBAM Limited Agree-ment and similar arrangements by other investment companies, particularly with regard to levels of fees and the benefits to SBAM Limited of its relationship with the Fund. In addition, the Board of Directors considered the commitment of Travelers to maintain the services provided to the Strategic Bond Fund by SBAM Limited, and met with representatives of Travelers to discuss their current in-tentions with respect to SBAM and SBAM Limited.

 In addition to the foregoing primary considerations, the Board of Directors considered the likelihood of SBAM Limited's and Travelers' financial stability following consummation of the Transaction, particularly in light of the overall experience and reputation of SBAM Limited and Travelers and their financial stability, and whether there are any aspects of the Transaction likely to af-fect the ability of SBAM Limited to retain and attract qualified personnel fol-lowing consummation. In connection with these considerations, the Board consid-ered possible alternatives to approval of the New SBAM Limited Agreement.

 Based upon its review of the above factors, the Board of Directors concluded that the New SBAM Limited Agreement is in the best interests of the Strategic Bond Fund and its stockholders.

 Certain directors and officers of the Strategic Bond Fund may have a substan-tial interest in the approval of the New SBAM Limited Agreement as a result of their interests in SBAM, SBAM Limited or affiliates thereof, as described above and in the Fund Exhibit.

REQUIRED VOTE

 As provided by the 1940 Act, approval of the New SBAM Limited Agreement will require the affirmative vote of a "majority of the outstanding voting securi-ties" of the Strategic Bond Fund. For a discussion of the definition of a "ma-jority of the outstanding voting securities", see "Required Vote" under Pro-posal 1 above.

 THE DIRECTORS OF THE STRATEGIC BOND FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, SALOMON, TRAVEL-ERS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE STRATEGIC BOND FUND VOTE "FOR" THE NEW SBAM LIMITED AGREEMENT.

                    PROPOSAL 4. APPROVAL OF NEW SUBADVISORY
                      AGREEMENTS BETWEEN SBAM AND SBAM AP

 STOCKHOLDERS OF SALOMON BROTHERS ASIA GROWTH FUND AND SALOMON BROTHERS INSTITUTIONAL ASIA GROWTH FUND WILL VOTE ON THIS PROPOSAL.

INTRODUCTION

 SBAM AP provides sub-advisory services for each Asia Fund pursuant to a subadvisory agreement currently in place between SBAM and SBAM AP (in each case, the "Existing SBAM AP Agreement" and, collectively, the "Existing SBAM AP Agreements"), the dates of which are set forth in the Fund Exhibit. The Fund Exhibit sets forth the dates on which each Asia Fund's stockholders and Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Asia Fund, SBAM or SBAM AP, most recently approved the applicable Existing SBAM AP Agreement.

 As required by the 1940 Act, each Existing SBAM AP Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act, as well as in the event of the termination of the applicable investment advi-sory agreement between SBAM and each Asia Fund. As discussed under Proposal 1 above, as a result of the Transaction, SBAM and SBAM AP could be deemed to un-dergo a change in control, which would result in the assignment (and technical termination) of all Existing SBAM and SBAM AP Agreements (including SBAM's agreements with the Asia Funds and the Existing SBAM AP Agreements). For a dis-cussion of the Transaction, see "The Transaction" under Proposal 1 above. Therefore, in anticipation of the Transaction, the Board of Directors of each Asia Fund is proposing that stockholders of the Fund approve a new subadvisory agreement between SBAM and SBAM AP (in each case, the "New SBAM AP Agreement" and, collectively, the "New SBAM AP Agreements"). The New SBAM AP Agreement proposed for each of the Asia Funds is substantially similar to its Existing SBAM AP Agreement. A description of the New SBAM AP Agreements proposed for the Asia Funds, including the services to be provided by SBAM AP thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New SBAM AP Agreement for the Asia Funds attached hereto as Exhibit E.

INFORMATION CONCERNING SBAM AP

 SBAM AP is a company organized under the laws of Hong Kong. SBAM AP provides subadvisory services to SBAM for the benefit of the Asia Funds. SBAM AP is a wholly-owned subsidiary of SBHC, which in turn is a wholly-owned subsidiary of Salomon, and therefore is an affiliate of SBAM. SBAM AP is a member of the Hong Kong Securities and

Futures Commission and is registered as an investment adviser pursuant to the Advisers Act. The principal business address of SBAM AP is Three Exchange Square, Hong Kong.

 The names, titles and principal occupations of the current directors and exec-utive officers of SBAM AP are set forth in the following table. The business address of each person listed below is Three Exchange Square, Hong Kong.

                                               TITLE AND
NAME                                        PRINCIPAL OCCUPATION
----                                        --------------------
Thomas W. Brock............................ Chairman and CEO of SBAM AP and
                                            Managing Director and Member of the
                                            Management Board of Salomon Brothers
                                            Inc
Giampaolo Guarnieri........................ Director and Head of SBAM AP
John T. Shinkle............................ Director of SBAM AP and Director of
                                            Legal and Compliance of Salomon
                                            Brothers Hong Kong Ltd.
Robert R. Morse............................ Director of SBAM AP and CEO, Asia
                                            Pacific Region and Chairman of Asia
                                            Pacific Management Committee of
                                            Salomon Brothers Hong Kong Ltd.
Marcus A. Peckman.......................... Treasurer of SBAM AP
Greg B. Hagen.............................. Secretary of SBAM AP

 Upon consummation of the Transaction, SBAM AP will be controlled by Travelers (as discussed under "The Transaction" in Proposal 1 above). Travelers has ad-vised each of the Asia Funds that it anticipates that SBAM AP will continue to provide the same level of advisory services as have been provided to each Asia Fund to date.

SECTION 15(F) OF THE 1940 ACT

 Section 15(f) of the 1940 Act is available in connection with Travelers' ac-quisition of indirect control of SBAM AP. For a discussion of Section 15(f), see "Section 15(f) of the 1940 Act" under Proposal 1 above.

EXISTING AND NEW SBAM AP AGREEMENTS

 The Existing SBAM AP Agreements and the New SBAM AP Agreements are substan-tially similar. The following description of the New SBAM AP Agreements is qualified in its entirety by reference to the form of New SBAM AP Agreement at-tached hereto as Exhibit E.

Services to be Performed

 Pursuant to the New SBAM AP Agreement, SBAM AP, subject to the control of SBAM and each Asia Fund's Board of Directors, will continue to manage and supervise the investments, and determine the composition of the assets, of each Asia Fund.

Expenses and Advisory Fees

 SBAM, AND NOT THE FUND, IS RESPONSIBLE FOR PAYING SBAM AP ITS SUBADVISORY FEE UNDER EACH NEW SBAM AP AGREEMENT. THE RATE USED TO DETERMINE FEES PAYABLE BY SBAM TO SBAM AP PURSUANT TO EACH NEW SBAM AP AGREEMENT IS IDENTICAL TO THE RATE IN EACH EXISTING SBAM AP AGREEMENT. Consequently, SBAM AP will be paid by SBAM a fee at a rate under each New SBAM AP Agreement which is identical to the fee rate for each Existing SBAM AP Agreement, which is set forth in the Fund Exhibit. The aggregate amount of the fees paid to SBAM AP for each of the Asia Fund's most recent fiscal years under the Existing SBAM AP Agreements is set forth in the Fund Exhibit.

Limitation of Liability

 The New SBAM AP Agreements provide that in the absence of willful misfea-sance, bad faith, gross negligence or reckless disregard of its obligations thereunder ("disabling conduct"), SBAM AP shall not be liable to the Asia Funds or their stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each New SBAM AP Agreement provides that each of the Asia Funds, under certain cir-cumstances, will indemnify SBAM AP against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination

 Each New SBAM AP Agreement will have an initial term of two years, and there-after will continue in effect for successive annual periods provided such con-tinuance is specifically approved at least annually by (i) a majority of the members of the applicable Board of Directors who are not parties to the New SBAM AP Agreement, and who are not "interested persons" (as defined in the 1940 Act) of any such party, and (ii) a majority of the applicable Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the applicable Asia Fund. Each New SBAM AP Agreement may be terminated, without penalty, on 60 days notice, by the Board of Directors, by a vote of the holders of a "majority of the outstanding vot-ing securities" of the applicable Asia Fund, or by SBAM and SBAM AP. Each New SBAM AP Agreement will terminate automatically in the event of its "assign-ment" (as defined in the 1940 Act).

EVALUATION BY THE BOARDS OF DIRECTORS

 Each of the Boards of Directors of the Asia Funds, including the Board mem-bers who are not "interested persons" (as defined in the 1940 Act) of any party to the New SBAM AP Agreement or its affiliates, has approved the New SBAM AP Agreement for such Asia Fund and recommends that the stockholders of each of the Asia Funds approve such agreements. Such Board approvals occurred at meetings held on October 10, 1997 and October 28, 1997. The New SBAM AP Agreements will become effective on the later of the date the Transaction is consummated and the date the stockholders of each Asia Fund approve such agreement.

 In approving each New SBAM AP Agreement and determining to submit it to stock-holders for their approval, the Board of Directors of each Asia Fund has deter-mined that continuity and efficiency of advisory services after the Transaction can best be assured by approving the New SBAM AP Agreement on behalf of the Asia Fund. The Board believes that the New SBAM AP Agreement will enable each Asia Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New SBAM AP Agreement is in the best interests of each Asia Fund and its stockholders.

 In connection with its review of the New SBAM AP Agreement, each Board of Di-rectors recently requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM, SBAM AP and Travelers. These materials included financial statements as well as other written information regarding SBAM AP and Travelers and their personnel, operations and financial condition.

 In approving the New SBAM AP Agreement, the Board of Directors of each Asia Fund focused primarily on the nature, quality and scope of the operations and services to date provided by SBAM AP to the Asia Fund, which are expected to continue to be provided after the Transaction with no change in fees, compara-tive fee information concerning other investment companies (if any) advised or subadvised by SBAM AP with similar investment objectives (which information is presented in the Fund Exhibit as the first item appearing under the heading "A. General Information"), and the fact that the Existing SBAM AP Agreement and the New SBAM AP Agreement, including the terms relating to the services to be per-formed thereunder by SBAM AP, are substantially similar (and identical with re-spect to the expenses and fees payable to SBAM AP). In connection with these primary considerations, each Fund's Board of Directors considered recent com-parisons between the terms of the New SBAM AP Agreement and similar arrange-ments by other investment companies, particularly with regard to levels of fees and the benefits to SBAM AP of its relationship with the Asia Fund. In addi-tion, the Board of Directors considered the commitment of Travelers to maintain the services provided to the Asia Fund by SBAM AP, and met with representatives of Travelers to discuss their current intentions with respect to SBAM and SBAM AP.

 In addition to the foregoing primary considerations, the Board of Directors of each Asia Fund considered the likelihood of SBAM AP's and Travelers' financial stability following consummation of the Transaction, particularly in light of the overall experience and reputation of SBAM AP and Travelers and their finan-cial stability, and whether there are any aspects of the Transaction likely to affect the ability of SBAM AP to retain and attract qualified personnel follow-ing consummation. In connection with these considerations, the Board considered possible alternatives to approval of the New SBAM AP Agreement.

 Based upon its review of the above factors, the Board of Directors of each Asia Fund concluded that the New SBAM AP Agreement is in the best interests of each of the Asia Funds and its stockholders.

 Certain directors and officers of each Asia Fund may have a substantial inter-est in the approval of the New SBAM AP Agreement as a result of their interests in SBAM, SBAM AP or affiliates thereof, as described in Proposal 1 and in the Fund Exhibit.

REQUIRED VOTE

 As provided by the 1940 Act, approval of each Asia Fund's New SBAM AP Agree-ment will require the affirmative vote of a "majority of the outstanding vot-ing securities" of the Asia Fund. For a discussion of the definition of a "ma-jority of the outstanding voting securities", see "Required Vote" under Pro-posal 1 above.

 THE DIRECTORS OF EACH OF THE ASIA FUNDS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, SALOMON, TRAV-ELERS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE ASIA FUND VOTE "FOR" THE NEW SBAM AP AGREEMENT.

                       PROPOSAL 5. ELECTION OF DIRECTORS

 STOCKHOLDERS OF SALOMON BROTHERS CAPITAL FUND INC, SALOMON BROTHERS OPPORTUNITY FUND INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC, SALOMON BROTHERS WORLDWIDE INCOME FUND INC, THE EMERGING MARKETS INCOME FUND INC AND GLOBAL PARTNERS INCOME FUND INC. WILL VOTE ON THIS PROPOSAL.

 The Meetings of each of the Funds listed above also will serve as such Fund's Annual Meeting of Stockholders for the 1997 fiscal year, and stockholders of each such Fund are being asked to consider for election as directors the indi-viduals (the "Nominees") listed in the Fund Exhibit. As described in the Fund Exhibit, the Board of Directors of each of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. is divided into three classes. Consequently, stockholders of each such Fund will be electing the directors specified in the Fund Exhibit at the respective Meetings to hold office until the year [2000] Annual Meeting of Stockholders for each such Fund or thereafter when their respective successors are elected and qualified.

 Biographical information about the Nominees and other directors and executive officers of the Funds, and other information relating to, among other things, compensation of such individuals, is set forth in the Fund Exhibit (Exhibit A) under the heading "B. Specific Fund Information." [Each Nominee currently serves as a director of the relevant Fund.]

 The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed otherwise) FOR the election of the Nominees. Each Nominee has indicated that he or she will serve if elected, but if any Nominee should be unable to serve, the proxy will be voted for any other person deter-mined by the persons named in the proxy in accordance with their judgment.

REQUIRED VOTE

 For each Fund, the Nominees will be elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or rep-resented by proxy at the Meeting, provided a quorum is present. For purposes of the election of directors of each of the above Funds, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for the election of direc-tors.

 THE DIRECTORS OF EACH APPLICABLE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

                        PROPOSAL 6. RATIFICATION OF THE
                      SELECTION OF INDEPENDENT ACCOUNTANTS

 STOCKHOLDERS OF SALOMON BROTHERS CAPITAL FUND INC, SALOMON BROTHERS OPPORTUNITY FUND INC, SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC, SALOMON BROTHERS WORLDWIDE INCOME FUND INC, THE EMERGING MARKETS INCOME FUND INC AND GLOBAL PARTNERS INCOME FUND INC. WILL VOTE ON THIS PROPOSAL.

 Because the Meetings of the Funds listed above will serve as each such Fund's Annual Meeting of Stockholders for the 1997 fiscal year, the stockholders of each such Fund will be asked to ratify the selection by the Fund's Board of Di-rectors of the Fund's independent accountants. The Board of Directors of each such Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year of the Fund set forth in the Fund Exhibit. The ap-pointment of independent accountants is approved annually by each such Fund's Board of Directors and is subsequently submitted to its stockholders for rati-fication at its next annual meeting if such a meeting is held. Price Waterhouse LLP served as independent accountant for each such Fund for the fiscal year most recently completed. Each Fund has been advised by Price Waterhouse LLP that, as of the Record Date, neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP is expected to attend the Meeting to answer questions con-cerning each Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

REQUIRED VOTE

 Ratification of the selection of Price Waterhouse LLP as independent accoun-tants of each of the Funds requires the affirmative vote of a majority of the votes cast by holders of the Fund's Common Stock at the Meeting at which a quo-rum is present. For purposes of this Proposal, abstentions and broker non-votes will not be considered votes cast and do not affect the vote required for rati-fication.

 THE DIRECTORS OF EACH APPLICABLE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

  Information regarding the number and percentage of outstanding shares of each Fund owned beneficially by each director and executive officer thereof, and all directors and executive officers as a group, in each case as of October 31, 1997, is set forth in the Fund Exhibit. To the knowledge of each of the Funds, as of October 31, 1997 certain persons owned beneficially more than 5% of such Fund's outstanding shares, as disclosed in the Fund Exhibit.

                                 OTHER BUSINESS

  Each Fund's Board of Directors does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the shares repre-sented thereby in accordance with their judgment on that matter.

                            EXPENSES OF THE MEETING

 The expenses of the Meeting of each Fund other than Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners Income Fund Inc. will be borne by Travelers. The expenses of the Meetings of Salomon Broth-ers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Worldwide Income Fund Inc, The Emerging Markets Income Fund Inc and Global Partners In-come Fund Inc. relating to the approval of new investment advisory or manage-ment agreements will be borne by Travelers, while the expenses of such Meetings relating to the governance of such Funds will be borne by the respective Funds.

 Proxies may be solicited personally by officers of each Fund and by regular employees of Travelers, Salomon, SBAM, or their affiliates, or other represent-atives of each Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to for-ward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed for such out-of-pocket expenses. In addition, each Fund has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of the proxy vote. It is anticipated that D.F. King & Co., Inc. will be paid for such solicitation serv-ices in an amount not to exceed [$ ] per Fund plus reasonable out-of-pocket expenses. Therefore, expenses of the Meetings will include costs of (i) prepar-ing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or tel-egraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and
(iv) compensating the proxy solicitor.

 [D.F. King & Co., Inc. may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to au-thorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded

                                                                       EXHIBIT A

                                  FUND EXHIBIT

    A. General Information. The following information relates to each of the Funds identified below and is provided in connection with the proposals in the proxy statement relating to each such Fund. Stockholders of The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc and Salomon Brothers Worldwide Income Fund Inc also should refer to the information relating specifically to each such Fund which is provided below under the heading "Specific Fund Information". Terms used herein and not otherwise defined have the meanings given to them in the proxy statement.


1.  COMPARATIVE FEE INFORMATION:

    SBAM serves as an investment adviser or manager to each Fund and to the investment companies listed below which have similar investment objectives to the Funds. For purposes of comparison of the information listed below, Salomon Brothers Investors Fund Inc, Salomon Brothers Capital Fund Inc, Solomon Brothers Opportunity Fund Inc and The Salomon Brothers Fund Inc have similar investment objectives; Solomon Brothers Cash Management Fund, Salomon Brothers Institutional Money Market Fund and Salomon Brothers New York Municipal Money Market Fund have similar investment objectives; Salomon Brothers High Yield Bond Fund and Salomon Brothers Institutional High Yield Bond Fund have similar investment objectives; Salomon Brothers Institutional Asia Growth Fund and Salomon Brothers Asia Growth Fund have similar investment objectives; Municipal Partners Fund Inc., Municipal Partners Fund II Inc. and Salomon Brothers National Intermediate Municipal Fund have similar investment objectives; Salomon Brothers Institutional Emerging Markets Debt Fund, The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc. have similar investment objectives.

                                                          INVESTMENT ADVISORY OR MANAGEMENT
                                                               FEE (AS A PERCENTAGE OF         APPROXIMATE NET ASSETS
NAME OF FUND                                                  AVERAGE DAILY NET ASSETS)       AS OF SEPTEMBER 30, 1997
-----------------------------------------------------     ----------------------------------  ------------------------
Salomon Brothers Investors Fund Inc (SBIF)                first $350 million   .65%/*/                  $  732,189,663
                                                          next $150 million    .55%
                                                          next $250 million    .525%
                                                          next $250 million    .500%
                                                          over $1 billion      .450%

Salomon Brothers Capital Fund Inc (SBCF)                  first $100 million  1.00%                     $  191,501,358
                                                          next $100 million    .75%
                                                          next $200 million    .625%
                                                          over $400 million    .50%

Salomon Brothers Series Funds Inc (SBSF)
  Salomon Brothers Cash Management                                .20%                                  $   31,830,658
   Fund/1/ (CMF)
  Salomon Brothers New York Municipal                             .20%                                  $  230,093,055
   Money Market Fund (NYM)
  Salmon Brothers National Intermediate                           .50%                                  $   13,717,700
   Municipal Fund/1 2/ (NIM)
  Salomon Brothers U.S. Government                                .60%                                  $   12,685,956
   Income Fund/1 2/ (GIF)
  Salomon Brothers High Yield Bond Fund/1/                        .75%                                  $  500,870,325
   (HYB)
  Salomon Brothers Strategic Bond Fund/1 3/                       .75%                                  $   74,709,141
   (SBD)

                                                          INVESTMENT ADVISORY OR MANAGEMENT
                                                               FEE (AS A PERCENTAGE OF         APPROXIMATE NET ASSETS
NAME OF FUND                                                  AVERAGE DAILY NET ASSETS)       AS OF SEPTEMBER 30, 1997
-----------------------------------------------------     ----------------------------------  ------------------------
     Salomon Brothers Asset Management                    SBAM Limited is paid
      Limited (SBAM Limited) acts as                      by SBAM, out of its
      Subadviser to this Fund                             management fee, an
                                                          amount equal to the
                                                          fee payable under the
                                                          management contract
                                                          between SBAM and
                                                          the Fund multiplied by
                                                          the current value of
                                                          net assets of the Fund
                                                          that SBAM allocates
                                                          to SBAM Limited.

  Salomon Brothers Total Return Fund/1/ (TRF)                     .55%                        $  140,434,957
  Salomon Brothers Asia Growth Fund/1 2 4 7/                      .80%                        $   18,077,087
   (AGF)

     Salomon Brothers Asset Management                    SBAM AP is paid by
      Asia Pacific Limited (SBAM AP) acts                 SBAM, out of its
      as Subadviser to this Fund                          management fee, an
                                                          amount agreed upon
                                                          from time to time.

     Salomon Brothers Asset Management                    SBAM Limited is paid by
      Limited (SBAM Limited) acts as                      SBAM, out of its management
      Subadministrator to this Fund                       fee, .05%.

            Salomon Brothers Institutional Money                  .20%                        $  199,386,935
             Market Fund/1 2 5/ (IMM)
Salomon Brothers Institutional Series Funds
 Inc (SBISF)
     Salomon Brothers Institutional Emerging                      .70%                        $   10,646,652
      Markets Debt Fund/5/ (IEM)
     Salomon Brothers Institutional High Yield                    .50%                        $    4,695,046
      Bond Fund (IHY)
     Salomon Brothers Institutional Asia                          .75%                        $    4,714,647
      Growth Fund/4 7/ (IAG)
        Salomon Brothers Asset Management                 SBAM AP is paid by
         Asia Pacific Limited (SBAM AP) acts              SBAM, out of its
         as Subadviser to this Fund                       management fee, an
                                                          amount agreed upon
                                                          from time to time.

     Salomon Bothers Asset Management                     SBAM Limited is paid by
      Limited (SBAM Limited) acts as                      SBAM out of its management
      Subadministrator to this Fund                       fee.


Salomon Brothers Opportunity Fund Inc                            1.00%                        $  201,612,603
 (SBOF)

                                                          INVESTMENT ADVISORY OR MANAGEMENT
                                                               FEE (AS A PERCENTAGE OF         APPROXIMATE NET ASSETS
NAME OF FUND                                                  AVERAGE DAILY NET ASSETS)       AS OF SEPTEMBER 30, 1997
-----------------------------------------------------     ----------------------------------  ------------------------
The Salomon Brothers Fund Inc (SBF)                         first $350 million  .650%/*/                $1,734,382,693
                                                            next $150 million   .550%
                                                            next $250 million   .525%
                                                            next $250 million   .500%
                                                            over $1 billion     .450%

Salomon Brothers High Income Fund Inc/6/                            .70%                                $   73,902,933
 (HIF)
Salomon Brothers 2008 Worldwide Dollar                              .60%                                $  389,159,598
 Government Term Trust Inc/6 7/ (SBG)
Salomon Brothers Worldwide Income Fund                              .90%                                $  232,638,179
 Inc/6/ (SBW)
The Emerging Markets Income Fund Inc/6/                             .70%                                $   78,116,770
 (EMD)
The Emerging Markets Income Fund II Inc/6 8/                        .70%                                $  397,583,621
 (EDF)
The Emerging Markets Floating Rate Fund                             .65%                                $   73,282,306
 Inc./6 8/ (EFL)
Global Partners Income Fund Inc./6 8/ (GDF)                         .65%                                $  238,742,503
Municipal Partners Fund Inc./6 8/ (MNP)                             .36%                                $   83,514,366
Municipal Partners Fund II Inc./6 8/ (MPT)                          .36%                                $   84,657,420

Salomon Brothers Strategic Bond Opportunity                 first $50 million  .35%
Series, an investment portfolio of New England              next $150 million  .30%
Zenith Fund/3 9/                                            next $300 million  .25%
                                                            over $500 million  .10%

Salomon Brothers U.S. Government Series, an                 first $200 million .225%
investment portfolio of New England Zenith                  next $300 million  .150%
Fund/9/                                                     over $500 million  .100%

Salomon Brothers/JNL Global Bond Series, an                 first $50 million  .375%
investment portfolio of JNL Series Trust/3 9/               next $100 million  .350%
                                                            next $350 million  .300%
                                                            over $500 million  .250%

Salomon Brothers/JNL U.S. Government &                      first $150 million .225%
Quality Bond Series, an investment portfolio of             next $150 million  .175%
JNL Series Trust/9/                                         next $200 million  .150%
                                                            over $500 million  .100%

Strategic Bond Trust, an investment portfolio of            first $50 million  .35%
NASL Series Trust/3 9/                                      next $150 million  .30%
                                                            next $300 million  .25%
                                                            over $500 million  .20%

U.S. Government Securities Trust, an                        first $200 million  .225%
investment portfolio of NASL Series Trust/9/                next $300 million  .150%
                                                            over $500 million  .100%

                                                          INVESTMENT ADVISORY OR MANAGEMENT
                                                               FEE (AS A PERCENTAGE OF         APPROXIMATE NET ASSETS
NAME OF FUND                                                  AVERAGE DAILY NET ASSETS)       AS OF SEPTEMBER 30, 1997
-----------------------------------------------------     ----------------------------------  ------------------------
 Strategic Income Fund, an investment portfolio           first $50 million   .35%
 of North American Funds/3 9/                             next $150 million   .30%
                                                          next $300 million   .25%
                                                          over $500 million   .20%

 U.S. Government Securities Fund, an                      first $200 million  .225%
 investment portfolio of North American Funds/9/          next $300 million   .15%
                                                          over $500 million   .10%

 National Municipal Bond Fund, an investment                      .25%
 portfolio of North American Funds/9/

 Salomon Brothers U.S. Government Securities                      .225%
 Portfolio, an investment portfolio of WNL
 Series Trust/9/

 Emerging Markets Debt Portfolio, an                          [           ]
 investment portfolio of SEI International Trust/9/

 Americas Income Trust, Inc./6 9/                                 .375%

 Heritage High Yield Bond Fund, an investment             .50% of the annual
 portfolio of Heritage Income Trust/9/                    investment advisory
                                                          fee paid to the
                                                          Manager, without
                                                          regard to any reduction
                                                          in the fees paid to the
                                                          Manager as a result of
                                                          any limitation of the
                                                          fund expenses.

 Latin America Investment Fund/9/                       [                        ]

 Irish Investment Fund, Inc./6 9/                                 .25%

----------

*/ NOTE: The Salomon Brothers Fund Inc and Salomon Brothers Investors Fund Inc pay SBAM a base fee as set forth in the table subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution.
(1) For the last fiscal year SBAM waived certain management fees.
(2) For the last fiscal year SBAM voluntarily absorbed certain expenses.
(3) With respect to this fund SBAM has a Subadvisory Consulting Agreement with Salomon Brothers Asset Management Limited. Salomon Brothers Asset Management Limited is paid by SBAM out of its management or subadvisory fee.
(4) With respect to this fund SBAM has a Subadvisory Agreement with Salomon Brothers Asset Management Asia Pacific Limited. Salomon Brothers Asset Management Asia Pacific Limited is paid by SBAM out of its management fee.
(5) SBAM has agreed to limit the total expenses of the Fund. Regarding Salomon Brothers Institutional Money Market Fund, SBAM has agreed to reduce or otherwise limit the expenses of the Fund (exclusive of taxes, interest, and extraordinary expenses, such as litigation and indemnification expenses), on an annualized basis to .18% of the Fund's average daily net assets. Regarding Salomon Brothers Institutional

    Emerging Markets Debt Fund, SBAM has agreed to limit the total expenses (including its advisory fees) of the Fund (exclusive of taxes, interest, and extraordinary expenses, such as litigation and indemnification expenses), on an annualized basis, to 0.75% of the Fund's average daily net assets.
(6) With respect to this fund the Investment Advisory or Management Fee is as a percentage of average weekly net assets.
(7) SBAM also serves as Fund Administrator for which it receives a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which SBAM pays Prudential Mutual Fund Management, Inc. 80% of such fees collected for its services as Sub-administrator. It is anticipated that SBAM will continue to provide administrative services to SBG and that SBAM Limited will continue to provide subadministration services to each Asia Fund, after the Fund's New SBAM Agreements are approved.
(8) Fee is paid by Value Advisors out of its management fee and includes compensation for administration services.
(9) With respect to this fund SBAM serves as subadviser and, accordingly, the sponsoring investment adviser pays SBAM a portion of the advisory fee. The information provided is for comparative purposes only.

2.  INFORMATION PERTAINING TO THE MEETING:

    The following table sets forth the issued and outstanding shares of each Fund as of the Record Date.


                                                                                          NUMBER OF SHARES
                                                    NUMBER OF SHARES OF COMMON STOCK     OF PREFERRED STOCK
NAME OF FUND                                             ISSUED AND OUTSTANDING        ISSUED AND OUTSTANDING
------------                                        --------------------------------   ----------------------

  Salomon Brothers Investors Fund Inc               [      ]                           NA
  Salomon Brothers Capital Fund Inc                 [      ]                           NA
  Salomon Brothers Series Funds Inc                 [      ]                           NA
    Salomon Brothers Cash Management                [      ]                           NA
     Fund
    Salomon Brothers New York                       [      ]                           NA
     Municipal Money Market Fund
    Salmon Brothers National                        [      ]                           NA
     Intermediate Municipal Fund
    Salomon Brothers U.S. Government                [      ]                           NA
     Income Fund
    Salomon Brothers High Yield Bond                [      ]                           NA
     Fund
    Salomon Brothers Strategic Bond Fund            [      ]                           NA
    Salomon Brothers Total Return Fund              [      ]                           NA
    Salomon Brothers Asia Growth Fund               [      ]                           NA

    Salomon Brothers Institutional Money            [      ]                           NA
     Market Fund

  Salomon Brothers Institutional Series             [      ]                           NA
   Funds Inc
    Salomon Brothers Institutional                  [      ]                           NA
     Emerging Markets Debt Fund
    Salomon Brothers Institutional High             [      ]                           NA
     Yield Bond Fund
    Salomon Brothers Institutional Asia             [      ]                           NA
     Growth Fund
  Salomon Brothers Opportunity Fund Inc             [      ]                           NA
  The Salomon Brothers Fund Inc                     [      ]                           NA
  Salomon Brothers High Income Fund Inc             [      ]                           NA
  Salomon Brothers 2008 Worldwide                   [      ]                           NA
   Dollar Government Term Trust Inc
  Salomon Brothers Worldwide Income                 [      ]                           NA
   Fund Inc
  The Emerging Markets Income Fund Inc.             [      ]                           NA
  The Emerging Markets Income Fund II               [      ]                           NA
   Inc
  The Emerging Markets Floating Rate                [      ]                           NA
   Fund Inc.

                                                                               NUMBER OF SHARES
                                         NUMBER OF SHARES OF COMMON STOCK     OF PREFERRED STOCK
NAME OF FUND                                  ISSUED AND OUTSTANDING        ISSUED AND OUTSTANDING
------------                             --------------------------------   ----------------------
The Emerging Markets Floating Rate
 Fund Inc.                                          [      ]                           NA
Global Partners Income Fund Inc.                    [      ]                           NA
Municipal Partners Fund Inc.                        [      ]                           800
Municipal Partners Fund II Inc.                     [      ]                           900

3.  INFORMATION PERTAINING TO THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS:

    The following table provides information regarding the date of each existing SBAM Agreement, Co-Advised Agreement, SBAM Limited Agreement and SBAM AP Agreement, the date on which the respective Boards and stockholders of each Fund last approved such agreements, and the fees paid to SBAM, SBAM Limited or SBAM AP, as applicable, pursuant to such agreements for each Fund's most recently completed fiscal year.


                                                AGREEMENT             DATE OF    DATE OF LAST
            NAME OF FUND                       DESCRIPTION           LAST BOARD  SHAREHOLDER    FEES PAID
       (AND FISCAL YEAR-END)                   (AND DATE)             APPROVAL     APPROVAL      TO SBAM
------------------------------------  -----------------------------  ----------  ------------  -----------
Salomon Brothers Investors                Management Agreement          1/28/97       4/29/97   [      ]
 Fund Inc (12/31)                               (4/29/97)

Salomon Brothers Capital Fund             Management Contract           1/28/97       4/18/91   [      ]
 Inc (12/31)                                    (5/1/90)

Salomon Brothers Series Funds
 Inc (12/31)
        Salomon Brothers Cash             Management Contract           9/23/97       9/20/91   [      ]
         Management Fund                        (9/27/90)
          (12/31)

        Salomon Brothers New              Management Contract           9/23/97       9/20/91   [      ]
         York Municipal Money                   (9/27/90)
         Market Fund (12/31)

        Salmon Brothers                   Management Contract           9/23/97        1/3/95   [      ]
         National Intermediate                  (1/3/95)
         Municipal Fund
              (12/31)

        Salomon Brothers U.S.             Management Contract           9/23/97        1/3/95   [      ]
         Government Income                      (1/3/95)
         Fund (12/31)

        Salomon Brothers High             Management Contract           9/23/97        1/3/95   [      ]
         Yield Bond Fund                        (1/3/95)
         (12/31)

        Salomon Brothers                  Management Contract           9/23/97        1/3/95   [      ]
         Strategic Bond Fund                    (1/3/95)
         (12/31)
                                         Subadvisory Agreement          9/23/97        1/3/95  [      ]/1/
                                         with Salomon Brothers
                                       Asset Management Limited
                                                (1/3/95)

        Salomon Brothers Total            Management Contract           9/23/97        9/6/95   [      ]
         Return Fund (12/31)                    (9/7/95)


                                                AGREEMENT             DATE OF    DATE OF LAST
            NAME OF FUND                       DESCRIPTION           LAST BOARD  SHAREHOLDER    FEES PAID
       (AND FISCAL YEAR-END)                   (AND DATE)             APPROVAL     APPROVAL      TO SBAM
------------------------------------  -----------------------------  ----------  ------------  -----------
        Salomon Brothers Asia             Management Contract           9/23/97       4/29/96   [      ]
         Growth Fund                            (4/26/96)
         (12/31)
                                         Subadvisory Agreement          9/23/97       4/29/96  [      ]/2/
                                         with Salomon Brothers
                                         Asset Management Asia
                                            Pacific Limited
                                                (4/26/96)

        Salomon Brothers                  Management Contract           9/23/97       3/26/96   [      ]
        Institutional Money                     (3/26/96)
        Market Fund (12/31)

Salomon Brothers Institutional
 Series Funds Inc (2/28)

        Salomon Brothers                  Management Contract           9/23/97       3/21/96   [      ]
         Institutional Emerging                 (4/29/96)
         Markets Debt Fund
         (2/28)

        Salomon Brothers                  Management Contract           9/23/97       3/21/96   [      ]
         Institutional High Yield               (4/29/96)
         Bond Fund (2/28)

        Salomon Brothers                  Management Contract           9/23/97       3/21/96   [      ]
         Institutional Asia                     (4/29/96)
         Growth Fund
         (2/28)
                                         Subadvisory Agreement          9/23/97       3/21/96  [      ]/2/
                                         with Salomon Brothers
                                         Asset Management Asia
                                            Pacific Limited
                                                (4/29/96)

Salomon Brothers Opportunity              Management Contract           11/4/97      12/27/90   [      ]
 Fund Inc (8/31)                                  (5/1/90)

The Salomon Brothers Fund Inc            Investment Management          1/28/97       4/27/97   [      ]
 (12/31)                                        Agreement
                                                (4/29/97)

Salomon Brothers High Income             Investment Management          7/23/97       1/20/93   [      ]
          Fund Inc (12/31)                     Agreement
                                                (1/22/93)

Salomon Brothers 2008                     Investment Advisory           7/23/97       8/13/93   [      ]
 Worldwide Dollar                               Agreement
 Government Term Trust Inc                      (8/19/93)
 (7/31)

Salomon Brothers Worldwide                Investment Advisory           7/23/97      12/20/93   [      ]
 Income Fund Inc (10/31)                        Agreement
                                                (12/22/93)

The Emerging Markets Income             Investment Advisory And          7/1/97      10/14/97   [      ]
 Fund Inc (8/31)                        Administration Agreement
                                                (6/18/93)


                                                AGREEMENT             DATE OF    DATE OF LAST
            NAME OF FUND                       DESCRIPTION           LAST BOARD  SHAREHOLDER    FEES PAID
       (AND FISCAL YEAR-END)                   (AND DATE)             APPROVAL     APPROVAL      TO SBAM
------------------------------------  -----------------------------  ----------  ------------  -----------
The Emerging Markets Income             Investment Advisory And          7/1/97      10/14/97   [      ]
 Fund II Inc (5/31)/3/                  Administration Agreement
                                            (closing date)

The Emerging Markets Floating           Investment Advisory And          7/1/97      10/14/97   [      ]
 Rate Fund Inc. (2/28)/3/               Administration Agreement
                                            (closing date)

Global Partners Income Fund             Investment Advisory And          7/1/97      10/14/97   [      ]
 Inc. (8/31)/3/                         Administration Agreement
                                            (closing date)

Municipal Partners Fund Inc.            Investment Advisory And         7/10/97      10/14/97   [      ]
 (12/31)/3/                             Administration Agreement
                                            (closing date)

Municipal Partners Fund II Inc.         Investment Advisory And         7/10/97      10/14/97   [      ]
 (6/30)/3/                              Administration Agreement
                                            (closing date)

----------
/1/ Fee paid by SBAM out of its management fee to Salomon Brothers Asset Management Limited.
/2/ Fee paid by SBAM out of its management fee to Salomon Brothers Asset Management Asia Pacific Limited.
/3/ SBAM serves as Investment Advisor and Administrator and is paid a fee by Value Advisors (or prior to November [4] 1997, by Advantage Advisers, Inc.), which serves as Investment Manager, out of its management fee.


4.  INFORMATION PERTAINING TO EACH FUND'S DIRECTORS AND OFFICERS:

    The following table provides information regarding the directors and officers of each Fund who currently are also directors, officers or employees of SBAM, SBAM Limited or SBAM AP.

NAME                                                POSITION WITH FUNDS
----                                                -------------------
Thomas W. Brock        Director of SBF, SBIF, SBCF, HIF, SBG and SBW.

Michael S. Hyland      Director of SBF, SBIF, SBCF, SBSF, SBISF, HIF, SBG, SBW, EMD, EDF, EFL, GDF,
                       MNP and MPT.
                       Chairman of SBF, SBIF, SBCF, SBSF, SBISF, HIF, SBG and SBW.
                       Co-Chairman of EMD, EDF, EFL, GDF, MNP and MPT.
                       President of SBF, SBIF, SBCF, SBSF, SBISF, HIF, SBG and SBW.

Irving G. Brilliant    Director and President of SBOF.

Peter J. Wilby         Executive Vice President of SBSF, SBISF, HIF, SBG, SBW, EMD, EDF, EFL and GDF.

Thomas K. Flanagan     Executive Vice President of SBSF, SBISF, HIF, SBG, SBW, EMD, EDF, EFL and GDF.

Beth Semmel            Executive Vice President of SBSF, SBISF, HIF, SBW and GDF.

Richard E. Dahlberg    Executive Vice President of SBF, SBIF, SBCF and SBSF.

Allan R. White III     Executive Vice President of SBF, SBIF and SBCF.

Michael Kagan          Vice President of SBF.

Martin L. Roberts      Vice President of SBF.

Pamela Milunovich      Vice President of SBIF.

Ross Margolies         Executive Vice President of SBCF.

Marybeth Whyte         Executive Vice President of SBSF, MNP and MPT.

Maureen O'Callaghan    Executive Vice President of SBSF, SBISF, HIF and SBW.

James E. Craige        Executive Vice President of SBSF, SBISF, HIF, SBG and SBW.

Steven Guterman        Executive Vice President of SBSF and SBG.

Giampaolo Guarnieri    Executive Vice President of SBSF and SBISF.

Eliza Lau              Vice President of SBSF and SBISF.

Nancy A. Noyes         Vice President of SBSF.

Roger M. Lavan         Executive Vice President of SBG.

Alan M. Mandel         Treasurer of SBF, SBIF, SBCF, SBSF, SBISF, SBOF, HIF, SBG, SBW, EMD, EDF,
                       EFL,
                       GDF, MNP and MPT.

Noel B. Daugherty      Secretary of SBF, SBIF, SBCF, SBSF, SBISF, SBOF, HIF, SBG, SBW, EMD, EDF,
                       EFL,
                       GDF, MNP and MPT.

Jennifer G. Muzzey     Assistant Secretary of SBF, SBIF, SBCF, SBSF, SBISF, SBOF, HIF, SBG, SBW,
                       EMD,
                       EDF, EFL, GDF, MNP and MPT.

Janet S. Tolchin       Assistant Treasurer of SBF, SBIF, SBCF, SBSF and SBOF.

Reji Paul              Assistant Treasurer of SBF, SBIF, SBCF, SBSF and SBISF.

Laurie Pitti           Assistant Treasurer of HIF, SBG, SBW, EMD, EDF, EFL, GDF, MNP and MPT.

Robert I. Kleinberg    Assistant Secretary of MNP and MPT.

Amy Yeung              Assistant Treasurer of SBISF, EMD and EDF.

    Each Fund's directors and executive officers own, individually and in the aggregate, directly or indirectly, less than 1% of the outstanding shares of Salomon Inc, the indirect parent of SBAM, and of Travelers Group Inc., which will become the indirect parent of SBAM.


5.  INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS:

    The following table provides information regarding the number and percentage of outstanding shares of common stock of each of The Salomon Brothers Fund Inc, Salomon Brothers Investors Fund Inc and Salomon Brothers Capital Fund Inc owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1997.

                                          THE SALOMON BROTHERS   SALOMON BROTHERS   THE SALOMON BROTHERS CAPITAL
                  NAME                          FUND INC        INVESTORS FUND INC            FUND INC
---------------------------------------   --------------------  ------------------  ----------------------------

Charles F. Barber                                       10,335              23,138                        14,698
Andrew L. Breech                                      2,858.85           39,771.23
Thomas W. Brock
Carol L. Colman
William R. Dill                                          2,048               2,050                           610
Michael S. Hyland
Clifford M. Kirtland, Jr.                                  969           1,712.501                     1,319.705

Robert W. Lawless                                        1,829               1,918
Louis P. Mattis
Thomas F. Schlafly                                       3,000              69,159                         4,320
Richard E. Dahlberg
Allan R. White III
Michael Kagan                                                                 NA                            NA
Martin L. Roberts                                                             NA                            NA
Pamela Milunovich                                         NA                                                NA
Ross Margolies                                            NA                  NA
Noel B. Daugherty
Alan M. Mandel

All Directors and Executive
Officers (as a group)

    The following table provides information regarding the number and percentage of outstanding shares of common stock of each of Salomon Brothers Series Funds Inc and Salomon Brothers Institutional Series Funds Inc owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1997.

                                                                    SALOMON BROTHERS
                                                SALOMON BROTHERS  INSTITUTIONAL SERIES
                  NAME                          SERIES FUNDS INC       FUNDS INC
---------------------------------------------   ----------------  --------------------
                                                NYM
                                                ---
Charles F. Barber                                   12,040
Daniel P. Cronin
Carol L. Colman
Michael S. Hyland
Richard E. Dahlberg                                                       NA
Marybeth Whyte                                                            NA
Peter J. Wilby
Thomas K. Flanagan
Beth Semmel
Maureen O'Callaghan
James E. Craige
Steven Guterman                                                           NA
Giampaolo Guarnieri
Eliza Lau
Nancy A. Noyes                                                            NA
Noel B. Daugherty
Alan M. Mandel

All Directors and Executive
Officers (as a group)

    The following table provides information regarding the number and percentage of outstanding shares of common stock of Salomon Brothers Opportunity Fund Inc owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1997.

                                          SALOMON BROTHERS OPPORTUNITY
                  NAME                              FUND INC
--------------------------------------    -----------------------------


                                          SALOMON BROTHERS OPPORTUNITY
                  NAME                              FUND INC
--------------------------------------    -----------------------------

Irving G. Brilliant
Bruce Gaguine                                                  578,885
Rosalind Kochman                                            53,450.405
Irving Sonnenschein
Noel B. Daugherty
Alan M. Mandel

All Directors and Executive
Officers (as a group)

        The following table provides information regarding the number and percentage of outstanding shares of common stock of Salomon Brothers High Income Fund Inc, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1997.

                                                                    SALOMON BROTHERS       SALOMON BROTHERS
                                            SALOMON BROTHERS      2008 WORLDWIDE DOLLAR    WORLDWIDE INCOME
                  NAME                    HIGH INCOME FUND INC  GOVERNMENT TERM TRUST INC      FUND INC
----------------------------------------  --------------------  -------------------------  ----------------
Charles F. Barber                                        1,000                                        1,000
William D. Cvengros
Daniel P. Cronin                                                                    1,000             1,000
Michael S. Hyland
Riordan Roett
Jeswald W. Salacuse                                        200                        200               200
Peter J. Wilby
Beth Semmel                                                                           NA
Thomas K. Flanagan
James E. Craige
Maureen O'Callaghan                                                                   NA
Steven Guterman                                            NA                                           NA
Roger M. Lavan                                             NA                                           NA
Noel B. Daugherty
Alan M. Mandel

All Directors and Executive
Officers (as a group)

        The following table provides information regarding the number and percentage of outstanding shares of common stock of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund, Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1997.


                                                                THE EMERGING MARKETS    THE EMERGING
                                          THE EMERGING MARKETS     INCOME FUND II     MARKETS FLOATING   GLOBAL PARTNERS
                  NAME                      INCOME FUND INC             INC            RATE FUND INC.   INCOME FUND, INC.
----------------------------------------  --------------------  --------------------  ----------------  -----------------
Charles F. Barber                                        2,139                 4,171               500              1,000
Leslie H. Gelb
Michael S. Hyland
Alan H. Rappaport                                    1,508.316                 1,000             1,000              1,000

                                                                THE EMERGING MARKETS    THE EMERGING
                                          THE EMERGING MARKETS     INCOME FUND II     MARKETS FLOATING   GLOBAL PARTNERS
                  NAME                      INCOME FUND INC             INC            RATE FUND INC.   INCOME FUND, INC.
----------------------------------------  --------------------  --------------------  ----------------  -----------------
Riordan Roett
Jeswald W. Salacuse                                200                   200                 200                200
William D. Cvengros                                                      NA                  NA
Stephen J. Treadway                                                      NA                  NA
Newton B. Schott                                                         NA                  NA
Peter J. Wilby
Thomas K. Flanagan
Beth Semmel                                        NA                    NA                  NA
Noel B. Daugherty
Alan M. Mandel

All Directors and Executive
Officers (as a group)

        The following table provides information regarding the number and percentage of outstanding shares of common stock of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of October 31, 1997.

                                          MUNICIPAL PARTNERS FUND  MUNICIPAL PARTNERS
                  NAME                             INC.               FUND II INC.
----------------------------------------  -----------------------  ------------------
Charles F. Barber                                           1,000               1,000
William D. Cvengros
Michael S. Hyland
Riordan Roett
Robert L. Rosen
Marybeth Whyte
Noel B. Daugherty
Alan M. Mandel

All Directors and Executive
Officers (as a group)

    For each of the Funds, the holdings of no director or executive officer, nor the directors and executive officers of such Fund as a group, represented more than 1% of the outstanding shares of such Fund's Common Stock as of October 31, 1997. In addition, for each of the Funds, the holdings of no director or executive officer, nor the directors and executive officers of such Fund as a group, represented more than 1% of the outstanding shares of Salomon as of October 31, 1997. Except as otherwise noted above, each director and executive officer has sole voting and investment power with respect to the listed shares. No director or executive officer held any shares of preferred stock of any Fund as of October 31, 1997.

6.  INFORMATION CONCERNING VALUE ADVISORS

    Value Advisors is organized as a limited liability company under the laws of Delaware and is registered as an investment adviser under the Advisers Act. Value Advisors is investment adviser or manager, as the case may be, to The Emerging Markets Income Fund Inc and each Co-Advised Fund.

    The principal business address of Value Advisors is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

    The names, titles and principal occupations of the directors and executive officers of Value Advisors are set forth in the following table.

                        TITLE AND
NAME                    PRINCIPAL OCCUPATION
----                    --------------------
William D. Cvengros...  Chief Executive Officer, President and Member of the
                        Board of Value Advisors and Chief Executive
                          Officer and President of PIMCO Advisors

Robert M. Fitzgerald..  Senior Vice President, Chief Financial Officer and
                        Principal Accounting Officer of Value Advisors and
                        Senior Vice President, Chief Financial Officer and
                        Principal Accounting Officer of PIMCO Advisors

Kenneth M. Poovey.....  Executive Vice President and General Counsel and
                        Member of the Board of Value Advisors and
                        Executive Vice President and General Counsel of
                        PIMCO Advisors

Stephen J. Treadway...  Executive Vice President and Member of the Board of
                        Value Advisors and Executive Vice President of
                        PIMCO Advisors

James G. Ward.........  Senior Vice President of Value Advisors and Senior
                        Vice President of PIMCO Advisors
Richard M. Weil.......  Senior Vice President of Value Advisors and Senior
                        Vice President of PIMCO Advisors

     The business address of each person listed above other than Mr. Treadway is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. The business address of Mr. Treadway is 2187 Atlantic Street, Stamford, Connecticut 06902.

7.   INFORMATION PERTAINING TO CERTAIN ARRANGEMENTS:
     Salomon Brothers Inc, 7 World Trade Center, New York, New York 10048, serves as distributor for each of the Open-End Funds.



 Fund   Compensation Paid to All Affiliated     Percentage of Fund's Aggregate
        Brokers For Most Recent Fiscal Year     Brokerage Commissions Paid to Any
                                                   Such Affiliated Broker




--------------------------------------------------------------------------------

8.   OTHER INFORMATION:

     Any proposals which stockholders of a Fund plan to submit at the next annual meeting of such Fund must be or have been received by the Fund on the date set forth in the following table if the proposals are to be included in the notice of meeting and the proxy statement relating to such annual meetings. Under the By-Laws of Salomon Brothers Investors Fund Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Asia Growth Fund and Salomon Brothers Opportunity Fund Inc annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore these Funds do not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund at Seven World Trade Center, New York, New York, 10048, and must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.


NAME OF FUND                         DATE
The Salomon Brothers Fund Inc      11/12/97
Salomon Brothers High Income        11/7/97
  Fund Inc
Salomon Brothers 2008               7/24/98
  Worldwide Dollar
  Government Term Trust Inc
Salomon Brothers Worldwide          7/24/98
  Income Fund Inc
The Emerging Markets Income         7/24/98
  Fund Inc
The Emerging Markets Income          5/7/98
  Fund II Inc
The Emerging Markets Floating       1/12/98
  Rate Fund Inc.
Global Partners Income Fund         7/24/98
  Inc.
Municipal Partners Fund Inc.       10/23/97
Municipal Partners Fund II Inc.     5/07/98

     B. Specific Fund Information. The following information relates specifically to Global Partners Income Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, The Emerging Markets Income Fund Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Opportunity Fund Inc and Salomon Brothers Worldwide Income Fund Inc, and is provided in connection with the proposals in the proxy statement relating to such Funds.

                        GLOBAL PARTNERS INCOME FUND INC.


1.   INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class III Directors, to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. In addition, the stockholders will be asked to elect one Class II Director to fill a vacancy created by the resignation of Mr. Alan H. Rappaport. The Nominee to fill such vacancy has, in accordance with the Funds Charter and By-Laws, been appointed a director to serve as such until such proposal is voted on by the stockholders of the Fund. If elected by the stockholders, such Nominee will hold office until the year 1999 Annual Meeting of Stockholders, or thereafter when his successor is elected and qualified. The terms of office of the remaining Class I and Class II Directors expire at the Annual Meeting of Stockholders in 1998 and 1999, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. All of the nominees are currently members of the Board of Directors of the Fund.


     The following table provides information concerning each nominee for election as a director.



                                                                                                                   COMMON STOCK
                                                                                                               BENEFICIALLY OWNED,
                                                                                                                   DIRECTLY OR
                                                                                                                  INDIRECTLY, ON
                                                                                                                 OCTOBER 31, 1997
                                                                                                               -------------------
              NAMES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                 DIRECTOR SINCE  AGE        SHARES (A)
---------------------------------------------------------------------------------------  --------------  ---   --------------------

NOMINEES TO SERVE UNTIL THE YEAR 2000 ANNUAL MEETING OF STOCKHOLDERS CLASS III
 DIRECTORS
Jeswald W. Salacuse, Member of Audit Committee; Henry J. Braker Professor of                       1993    58                  200
 Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy,
 Tufts University.
Michael S. Hyland*, Chairman; President and Managing Director, SBAM, and                           1993    51                1,000
 Managing Director, Salomon Brothers Inc ("SBI").

NOMINEE TO SERVE UNTIL THE YEAR 1999 ANNUAL MEETING OF STOCKHOLDERS CLASS II DIRECTORS
William D. Cvengros, Chief Executive Officer, President and Member of the                          1997  [  ]                 [  ]
 Board of Value Advisors and Chief Executive Officer and President of PIMCO
 Advisors.

     The following table provides information concerning the remaining directors of the Fund:

                                                                                                                  COMMON STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                     OWNED,
                                                                                                                   DIRECTLY OR
                                                                                                                 INDIRECTLY, ON
                                                                                                                OCTOBER 31, 1997
                                                                                                               -------------------
NAMES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                               DIRECTOR SINCE  AGE       SHARES (A)
------------------------------------------------------------------------------------     --------------  ---   -------------------
DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS CLASS II DIRECTORS
Leslie H. Gelb, Member of the Audit Committee; President, The Council on                           1994    58                -0-
 Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and
 Editor, Op-Ed Page, The New York Times.

DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS CLASS I DIRECTORS
Charles F. Barber, Member of Audit Committee; Consultant; formerly Chairman                        1993    80                1,000
 of the Board, ASARCO Incorporated.
Dr. Riordan Roett, Member of Audit Committee; Professor and Director, Latin                        1995    58                -0-
 American Studies Program, Paul H. Nitze School of Advanced International
 Studies, Johns Hopkins University.(B)

----------

* "Interested person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.
(B) Dr. Roett has also served as a director of the Fund from February 1994 through June 1994.

     Each of the nominees and directors also serves as directors of certain other U.S.-registered investment companies, as described below. Messrs. Cvengros, Gelb, Salacuse and Roett are directors of three other investment companies advised by both Value Advisors and SBAM. Messrs. Salacuse and Gelb are directors of two other investment companies advised by CIBC Wood Gundy Securities Corp. ("CIBC"). Messrs. Salacuse and Roett are directors of three other investment companies advised by SBAM. Messrs. Hyland and Barber are directors of five other investment companies advised by both Value Advisors and SBAM, and eight other investment companies advised by SBAM. Mr. Barber is a director of two other investment companies advised by CIBC, and six other investment companies advised by investment advisory affiliates of Smith Barney Inc.

     At October 31, 1997, no person owned of record, or to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository
Trust Company, held of record [      ] shares, equal to approximately [   %] of
the outstanding shares of the Fund.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Value Advisors (and prior to November [4], 1997, Advantage Advisers, Inc.) and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

     The Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Cvengros and Hyland, the present executive officers of the Fund are:


                                                   OFFICER
NAME                             OFFICE             SINCE   AGE
----                   --------------------------  -------  ---
Stephen J. Treadway    President                      1997   [ ]

Peter J. Wilby         Executive Vice President       1994   37

Thomas K. Flanagan     Executive Vice President       1994   43

Beth A. Semmel         Executive Vice President       1996   36

Newton B. Schott       [Executive Vice President]

Alan M. Mandel         Treasurer                      1995   39

Noel B. Daugherty      Secretary                      1997   32

     Mr. Treadway is also Executive Vice President and Member of the Board of Value Advisors and Executive Vice President of PIMCO Advisors. Mr. Wilby has also been a Managing Director of SBAM and SBI since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Flanagan has also been a Director of SBAM and SBI since January 1991. Prior to January 1996, he was a Vice President of SBAM and SBI. Ms. Semmel has also been a Director of SBAM and SBI since January 1996 and a Vice President of SBAM and SBI since May 1993. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1995. From October 1991 to December 1994, he was Chief Financial Officer of Hyperion Capital Management Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to

October 1996, he was an employee of Chancellor LGT Asset Management and an employee of the Dreyfus Corporation prior to August 1993.

     The Fund's Audit Committee is composed of Messrs. Barber, Gelb, Roett and Salacuse. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met
[     ] times during the fiscal year ended August 31, 1997.  The Fund has no nominating or compensation committees.

     During the fiscal year ended August 31, 1997, the Board of Directors met [ ] times. [Each director attended at least 75% of the aggregate number of meetings of the Board and the committee on which he serves.]

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid during the fiscal year ended August 31, 1997 to each director of the Fund. Each of the directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended August 31, 1997 by the Fund to Messrs. Cvengros or Hyland who, as employees of Value Advisors and SBAM, are "interested persons," as defined in the 1940 Act.


                                       TOTAL COMPENSATION
                        AGGREGATE       FROM OTHER FUNDS      TOTAL COMPENSATION
                       COMPENSATION      CO-ADVISED BY         FROM OTHER FUNDS
  NAME OF DIRECTOR      FROM FUND     VALUE ADVISORS* AND       ADVISED BY SBAM      TOTAL COMPENSATION
---------------------  ------------  ----------------------  ---------------------  ---------------------
                                             SBAM
                                             ----
                                        DIRECTORSHIPS(A)       DIRECTORSHIPS(A)       DIRECTORSHIPS(A)

Charles F. Barber           $                $(5)                    $(8)                  $(16)


Leslie H. Gelb              $                $(3)                    $                     $ (7)


Jeswald W. Salacuse         $                $(3)                    $(3)                  $(10)

Dr. Riordan Roett           $                $(3)                    $(3)                  $ (7)

---------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.
* During the fiscal year ended August 31, 1997, these funds were advised by Advantage Advisers, Inc., the predecessor to Value Advisors.

2. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

     The Board of Directors of Global Partners Income Fund Inc. has selected Price Waterhouse LLP as independent accountant of the Fund for the fiscal year ending August 31, 1998. Price Waterhouse LLP also serves as independent accountant of the Fund for the Fund's most recently completed fiscal year.

                                SALOMON BROTHERS
                2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC


1.   INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class III Directors, to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. The terms of office of the Class I Directors and the Class II Directors expire at the 1998 and 1999 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. All of the nominees are currently members of the Board of Directors of the Fund. Each nominee has previously been elected a director by the stockholders of the Fund.

The following table provides information concerning each nominee for election as a director.

                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                                 OWNED,
                                                                                                               DIRECTLY OR
                                                                                                             INDIRECTLY, ON
                                                                                                            OCTOBER 31, 1997
                                                                                                            -----------------
             NAMES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                DIRECTOR SINCE  AGE     SHARES (A)
-------------------------------------------------------------------------------------  --------------  ---  -----------------
NOMINEES TO SERVE UNTIL THE YEAR 2000 ANNUAL MEETING OF STOCKHOLDERS
CLASS III DIRECTORS
   Michael S. Hyland*, Chairman and President; President and Managing Director,                  1993   51             1,500
    SBAM and Managing Director, SBI.
Daniel P. Cronin, Member of Audit Committee; Vice President and General                          1993   51             1,000
 Counsel, Pfizer International Inc.; Senior Assistant General Counsel, Pfizer, Inc.

     The following table provides information concerning the remaining directors of the Fund:


                                                                                                                   COMMON STOCK
                                                                                                                   BENEFICIALLY
                                                                                                                      OWNED,
                                                                                                                    DIRECTLY OR
                                                                                                                  INDIRECTLY, ON
                                                                                                                 OCTOBER 31, 1997
                                                                                                                 -----------------
              DIRECTORS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                DIRECTOR SINCE  AGE     SHARES (A)
------------------------------------------------------------------------------------------  --------------  ---  -----------------
DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS CLASS II DIRECTORS
Charles F. Barber, Member of Audit Committee; Consultant; formerly Chairman of                    1993       80         -0-
  the Board, ASARCO Incorporated.
DIRECTORS TO SERVE UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS CLASS I DIRECTORS
Dr. Riordan Roett, Member of Audit Committee; Professor and Director, Latin                       1996       58         -0-
  American Studies Program, Paul H. Nitze School of Advanced International
  Studies, Johns Hopkins University.
Jeswald W. Salacuse, Member of Audit Committee; Henry J. Braker Professor of                      1996       59         -0-
  Commercial Law, and formerly Dean, The Fletcher School of Law & Diplomacy,
  Tufts University.

----------
* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(A) The holdings of no nominee represent more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

     Each of the nominees and directors also serve as directors of certain other U.S.-registered investment companies, as described below. Messrs. Hyland and Barber are directors of thirteen other investment companies advised by SBAM.
Mr. Barber is a director of six other investment companies advised by investment advisory affiliates of Smith Barney Inc. and as a director of two of other investment companies advised by CIBC. Mr. Cronin is a director of three other investment companies advised by SBAM. Messrs. Roett and Salacuse are directors of two other investment companies advised by SBAM and four other investment companies advised by SBAM and Value Advisors, and Mr. Salacuse is a director of two other investment companies advised by CIBC.

     At October 31, 1997, no person owned of record, or to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository
Trust Company, held of record [          ] shares, equal to approximately [   %]
of the outstanding shares of the Fund.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, SBAM, and SBAM's directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Hyland, the present executive officers of the Fund are:


                                                OFFICER
NAME                  OFFICE                     SINCE   AGE
----                  ------------------------  -------  ---
Peter J. Wilby        Executive Vice President     1993   37

Thomas K. Flanagan    Executive Vice President     1994   42

James E. Craige       Executive Vice President     1996   28

Steven Guterman       Executive Vice President     1993   43

Roger M. Lavan        Executive Vice President     1996   34

Alan M. Mandel        Treasurer                    1995   39

Noel B. Daugherty     Secretary                    1997   32

     Mr. Wilby has also been a Managing Director of SBAM and Salomon Brothers Inc ("SBI") since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Flanagan has also been an employee of SBAM and a Director of SBI since July 1991. Mr. Craige has also been an employee of SBAM and a Vice President of SBI since May 1992. Mr Guterman has also been a Managing Director of SBAM and SBI since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr Lavan has also been a Director of SBAM and SBI since January 1996 and a Vice President of SBAM since May 1990 and a Vice President of SBI since March 1987. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1995. From October 1991 through December 1994, he was Chief Financial Officer of Hyperion Capital Management Inc. and prior to October 1991,
he was a Vice President of Mitchell Hutchins Asset Management Inc.   Mr.
Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of the Dreyfus Corporation prior to August 1993.

     The Fund's Audit Committee is composed of Messrs. Barber, Cronin, Roett and Salacuse. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated costs of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met
[   ]  times during the fiscal year ended July 31, 1997.  The Fund has no nominating or compensation committees.

     During the fiscal year ended July 31, 1997, the Board of Directors met [ ] times. [Each director attended at least 75% of the aggregate number of meetings of the Board and the committee on which he serves.]

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the fiscal year ended July 31, 1997. Each of the directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended July 31, 1997 by the Fund to Mr. Hyland who, as an employee of SBAM, is an "interested person" as defined under the 1940 Act.


                        AGGREGATE     TOTAL COMPENSATION
                       COMPENSATION    FROM OTHER FUNDS
NAME OF DIRECTOR        FROM FUND       ADVISED BY SBAM      Total Compensation
----------------       ------------  ---------------------  ---------------------

                                       DIRECTORSHIPS(A)       DIRECTORSHIPS(A)

Charles F. Barber      $               $ (13)                  $ (14)


Daniel P. Cronin       $               $ (3)                  $  (4)

Allan C. Hamilton      $               $                      $

Dr. Riordan Roett      $               $ (6)                  $  (7)

Jeswald W. Salacuse    $               $ (6)                  $  (7)

---------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

2. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

     The Board of Directors of Salomon Brothers 2008 Worldwide Dollar Government Term Trust has selected Price Waterhouse LLP as independent accountant of the Fund for the fiscal year ending July 31, 1998. Price Waterhouse LLP also serves as independent accountant of the Fund for the Fund's most recently completed fiscal year.

                      THE EMERGING MARKETS INCOME FUND INC


1.   INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors, to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. In addition, the stockholders will be asked to elect one Class II Director to fill a vacancy created by the resignation of Mr. Alan H. Rappaport. The Nominee to fill such vacancy has, in accordance with the Funds Charter and By-Laws, been appointed a director to serve as such until such proposal is voted on by the stockholders of the Fund. If elected by the stockholders, such Nominee will hold office until the year 1998 Annual Meeting of Stockholders, or thereafter when his successor is elected and qualified. The terms of office of the remaining three Class II Directors and the two Class III Directors expire at the Annual Meetings of Stockholders in 1998 and 1999, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. All of the nominees are currently members of the Board of Directors of the Fund.

     The following table provides information concerning each nominee for election as a director:


                                                                                                                   COMMON STOCK
                                                                                                               BENEFICIALLY OWNED,
                                                                                                                   DIRECTLY OR
                                                                                                                  INDIRECTLY, ON
                                                                                                                 OCTOBER 31, 1997
                                                                                                               --------------------
             NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS               DIRECTOR SINCE  AGE        SHARES (A)
---------------------------------------------------------------------------------------  --------------  ---   --------------------
NOMINEES TO SERVE UNTIL THE YEAR 2000 ANNUAL MEETING OF STOCKHOLDERS
CLASS I DIRECTORS
Jeswald W. Salacuse, Member of Audit Committee; Henry J. Braker Professor of                   1992       59                200
 Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy,
 Tufts University.
Dr. Riordan Roett, Member of Audit Committee; Professor and Director, Latin                    1995       58                -0-
 American Studies Program, Paul H. Nitze School of Advanced International
 Studies, Johns Hopkins University.(B)

NOMINEE TO SERVE UNTIL THE YEAR 1998 ANNUAL MEETING OF STOCKHOLDERS CLASS II DIRECTORS
William D. Cvengros, Chief Executive Officer, President and Member of the                      1997      [  ]              [  ]
 Board of Value Advisors and Chief Executive Officer and President of PIMCO
 Advisors.

     The following table provides information concerning the remaining directors of the Fund:

                                                                                                                  COMMON STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                     OWNED,
                                                                                                                   DIRECTLY OR
                                                                                                                 INDIRECTLY, ON
                                                                                                                OCTOBER 31, 1997
                                                                                                               -------------------
NAMES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                               DIRECTOR SINCE  AGE       SHARES (A)
--------------------------------------------------------------------------------------   --------------  ---   -------------------
DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS CLASS III DIRECTORS
Michael S. Hyland*, Chairman; President and Managing Director, SBAM, and                      1992       51             1,200
 Managing Director, Salomon Brothers Inc ("SBI").
Leslie H. Gelb, Member of the Audit Committee; President, The Council on                      1994       58             -0-
 Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and
 Editor, Op-Ed Page, The New York Times.
DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS CLASS II DIRECTORS
Charles F. Barber, Member of Audit Committee; Consultant; formerly Chairman                   1992       80             2,139
 of the Board, ASARCO Incorporated.

---------------------

* "Interested person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(A) The holdings of no nominee represent more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.
(B) Dr. Roett has also served as a director of the Fund from February 1994 through June 1994.

     Each of the nominees and directors also serves as directors of certain other U.S.-registered investment companies, as described below. Messrs. Cvengros, Gelb, Salacuse and Roett are directors of three other investment companies advised by both Value Advisors and SBAM. Messrs. Salacuse and Gelb are directors of two other investment companies advised by CIBC. Messrs. Salacuse and Roett are directors of three other investment companies by SBAM. Messrs. Hyland and Barber are directors of five other investment companies advised by both Value Advisors and SBAM, and eight other investment companies advised by SBAM. Mr. Barber is a director of two other investment companies advised by CIBC, and six other investment companies advised by investment advisory affiliates of Smith Barney Inc.

     At October 31, 1997, no person owned of record, or to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository
Trust Company, held of record [       ] shares, equal to approximately [   %] of
the outstanding shares of the Fund.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Value Advisors (and prior to November [4], 1997, Advantage Advisers, Inc.), and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

     The Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Cvengros and Hyland, the present executive officers of the Fund are:

                                                   OFFICER
NAME                   OFFICE                       SINCE   AGE
----                   ------                      -------  ---
Stephen J. Treadway    President                      1997  [  ]

Peter J. Wilby         Executive Vice President       1994    37

Thomas K. Flanagan     Executive Vice President       1994    43

Newton B. Schott       [Executive Vice President]

Alan M. Mandel         Treasurer                      1995    39

Noel B. Daugherty      Secretary                      1996    32

     Mr. Treadway is also Executive Vice President and Member of the Board of Value Advisors and Executive Vice President of PIMCO Advisors. Mr. Wilby has also been a Managing Director of SBAM and SBI since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Flanagan has also been a Director of SBAM and SBI since January 1991. Prior to January 1996, he was a Vice President of SBAM and SBI. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1, 1995. From October 1991 through December 1994, he was Chief Financial Officer of Hyperion Capital Management Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of The Dreyfus Corporation prior to August 1993.

     The Fund's Audit Committee is composed of Messrs. Barber, Gelb, Roett and Salacuse. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated costs of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met
[   ]  times during the fiscal year ended August 31, 1997.  The Fund has no nominating or compensation committees.

     During the fiscal year ended August 31, 1997, the Board of Directors met [ ] times. [Each director attended at least 75% of the aggregate number of meetings of the Board and the committee on which he serves.]

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid during the fiscal year ended August 31, 1997 to each director of the Fund. Each of the directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by Value Advisors and/or SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended August 31, 1997 by the Fund to Messrs. Cvengros or Hyland who, as employees of Value Advisors and SBAM, are "interested persons," as defined in the 1940 Act.

                                       TOTAL COMPENSATION
                        AGGREGATE       FROM OTHER FUNDS      TOTAL COMPENSATION
                       COMPENSATION      CO-ADVISED BY         FROM OTHER FUNDS
NAME OF DIRECTOR        FROM FUND     VALUE ADVISORS* AND       ADVISED BY SBAM      TOTAL COMPENSATION
----------------       ------------  ----------------------  --------------------   ---------------------
                                             SBAM
                                             ----
                                        DIRECTORSHIPS(A)       DIRECTORSHIPS(A)     DIRECTORSHIPS(A)

Charles F. Barber      $                $             (5)      $             (8)     $          (16)


Leslie H. Gelb         $                $             (3)      $                     $           (7)


Jeswald W. Salacuse    $                $             (3)      $             (3)     $          (10)

Dr. Riordan Roett      $                $             (3)      $             (3)     $           (7)

---------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

* During the fiscal year ended August 31, 1997, these funds were advised by Advantage Advisers, Inc., the predecessor to Value Advisors.


2. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

     The Board of Directors of The Emerging Markets Income Fund Inc has selected Price Waterhouse LLP as independent accountant of the Fund for the fiscal year ending August 31, 1998. Price Waterhouse LLP also serves as independent accountant of the Fund for the Fund's most recently completed fiscal year.

                       SALOMON BROTHERS CAPITAL FUND INC


1.   INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

     At the Meeting stockholders will be asked to elect the full board of ten Directors, each Director to hold office until his or her respective successor is elected and qualified. All of the nominees are currently members of the Board of Directors of the Fund.


     The following table provides information concerning each nominee for election as a director:


                                                                                                       COMMON STOCK BENEFICIALLY
                                                                                                    OWNED, DIRECTLY OR INDIRECTLY,
                                                                                                          ON OCTOBER 31, 1997
                                                                                     DIRECTOR       --------------------------------

           NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS              SINCE    AGE            SHARES (A)
-----------------------------------------------------------------------------------  --------  ---  --------------------------------

NOMINEES TO SERVE UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND
 QUALIFIED:
Charles F. Barber, Member of Audit Committee; Consultant; formerly                      1982   80            [  ]
 Chairman of the Board, ASARCO Incorporated.
Andrew L. Breech, Member of the Proxy Committee; President, Dealer                      1991   44            [  ]
 Operating Control Service, Inc.
Thomas W. Brock*, Managing Director, Chairman and Chief Executive                       1995   49            [  ]
 Officer, Salomon Brothers Asset Management Inc; Managing Director
 and Member of the Management Board of Salomon Brothers Inc;
 Director, SBAM Limited; Director, Chairman and Chief Executive
 Officer, SBAM Asia Pacific Limited and Director, SBAM Japan
 Limited.
Carol L. Colman, Member of Audit Committee; President, Colman                           1992   51            [  ]
 Consulting Co., Inc.
William R. Dill, Member of Nominating Committee; President, Boston                      1985   66            [  ]
 Architectural Center; formerly, President, Anna Maria College;
 Consultant.
Michael S. Hyland*, Chairman and President; President and Managing                      1992   51            [  ]
 Director, Salomon Brothers Asset Management Inc and Managing
 Director, Salomon Brothers Inc; Chairman, SBAM Limited; Director,
 SBAM Japan Limited and Chairman, SBAM Ireland Limited.
Clifford M. Kirtland, Jr., Member of the Proxy Committee; Member of                     1987   73            [  ]
 Advisory Committee, Noro-Moseley Partners; formerly, Director,
 Oxford Industries, Inc., Shaw Industries, Inc. and Graphic Industries,
 Inc.; formerly, Chairman and President, Cox Communications.
Robert W. Lawless, Member of the Proxy Committee; President and Chief                   1991   60            [  ]
 Executive Officer, University of Tulsa; formerly, President and Chief
 Executive Officer, Texas Tech University and Texas Tech University
 Health Sciences Center.
Louis P. Mattis, Member of Nominating Committee; Consultant; formerly,                  1991   55            [  ]
 Chairman and President Sterling Winthrop, Inc.; formerly, Executive
 Vice President of Richardson-Vicks, Inc.
Thomas F. Schlafly, Member of Audit and Nominating Committees; Of                       1986   48            [  ]
 Counsel to Peper, Martin, Jensen, Maichel & Hetlage (attorneys);
 President, The Saint Louis Brewery, Inc.

_____________________

* "Interested person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(A) The holdings of no nominee represent more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

   Each of the nominees and directors also serves as directors of certain other U.S.-registered investment companies, as described below. Messrs. Hyland and Barber serve as directors for thirteen other investment companies advised by SBAM. Mr. Barber also serves as a director for two investment companies advised by CIBC. Mr. Brock serves as a director for 2 other investment companies advised by SBAM. Messrs. Breech, Dill, Kirtland, Lawless, Mattis and Schlafly serve as directors of two other investment companies advised by SBAM. Ms. Colman serves as a director of four other investment companies advised by SBAM. Mr. Lawless is also a director of Central and Southwest Corp.

   At October 31, 1997, no person owned of record, or to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository
Trust Company, held of record [       ] shares, equal to approximately [   %] of
the outstanding shares of the Fund.

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

   The Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Hyland, the current executive officers of the Fund are:

                                                 OFFICER
NAME                   OFFICE                     SINCE   AGE
----                   ------                    -------  ----
Richard E. Dahlberg    Executive Vice President   [  ]    [  ]
Ross Margolies         Executive Vice President   [  ]    [  ]
Allan R. White III     Executive Vice President   [  ]    [  ]
Alan M. Mandel         Treasurer                  [  ]    [  ]
Noel B. Daugherty      Secretary                  [  ]    [  ]

   Mr. Dahlberg has also been a Managing Director of SBAM and Salomon Brothers Inc ("SBI") since January 1996, and Director of SBAM and SBI since July 1995. Prior to July 1995, Mr. Dahlberg was a Senior Vice President and Senior Portfolio Manager with Massachusetts Financial Services ("MFS") where he managed the MFS Total Return Fund from 1985-1995. Mr. Margolies has also been a Director of SBAM and SBI since June 1992. Prior to June 1992, Mr. Margolies was Senior Vice President of Lehman Brothers Inc. Mr. White has also been a Managing Director of SBAM and SBI, and a Vice President of SBAM and SBI from May 1989 to September 1992. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1995. Prior to January 1995, he was Chief Financial Officer of Hyperion Capital Management Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of the Dreyfus Corporation prior to August 1993.

   The Fund's Audit Committee is composed of Ms. Colman and Messrs. Barber and Schlafly. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated costs of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met
[   ]  times during the fiscal year ended December 31, 1997.

   The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Dill, Mattis and Schlafly. This Committee held [ ] meeting in the year ended December 31, 1997. The Nominating Committee will accept nominations for the office of director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee.

   The Fund's Proxy Committee, composed of Messrs. Breech, Lawless and Kirtland, establishes and monitors the Fund's policy on voting proxies of companies whose securities are held in the Fund's portfolio and determines the manner in which proxies for the Fund's securities are voted. Such committee held [ ] meeting during the year ended December 31, 1997.

   The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Dill, Mattis and Schlafly. This Committee met [ ] times during the fiscal year ended December 31, 1997.

   The Fund's Proxy Committee, composed of Messrs. Breech, Lawless and Kirtland, establishes and monitors the Fund's policy on voting proxies of companies whose securities are held in the Fund's portfolio and determines the manner in which
proxies for the Fund's securities are voted.  Such committee met [    ] times
during the year ended December 31, 1997.

   During the fiscal year ended December 31, 1997, the Board of Directors met [ ] times. [Each director attended at least 75% of the aggregate number of meetings of the Board and the committee on which he serves.]

   Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid during the fiscal year ended December 31, 1997 to each director of the Fund. Certain of the directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1997 by the Fund to Messrs. Brock and Hyland who, as employees of SBAM, are "interested persons," as defined in the 1940 Act.

                              AGGREGATE     TOTAL COMPENSATION
                             COMPENSATION    FROM OTHER FUNDS
NAME OF DIRECTOR              FROM FUND       ADVISED BY SBAM      TOTAL COMPENSATION
----------------              ---------       ---------------      ------------------

                                             DIRECTORSHIPS(A)       DIRECTORSHIPS(A)
Charles F. Barber                  $7,250      $104,150[(13)]         $111,400[(14)]


Andrew L. Breech                   $7,250      $ 19,500 (2)           $  26,750(3)


Carol L. Colman                    $7,250      $ 28,750(4)            $  36,000(5)


William R. Dill                    $7,250      $ 19,500 (2)           $  26,750(3)

Clifford M. Kirtland, Jr.          $5,750      $ 16,500(2)            $  22,250(3)

Robert W. Lawless                  $6,500      $ 18,000(2)            $  24,500(3)

Louis P. Mattis                    $7,250      $ 19,500(2)            $  26,750(3)

Thomas F. Schlafly                 $7,250      $ 19,500(2)            $  26,750(3)

---------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.


2. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

   The Board of Directors of Salomon Brothers Capital Fund Inc has selected Price Waterhouse LLP as independent accountant of the Fund for the fiscal year ending December 31, 1998. Price Waterhouse LLP also serves as independent accountant of the Fund for the Fund's most recently completed fiscal year.

                     SALOMON BROTHERS OPPORTUNITY FUND INC


1. INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

     At the Meeting stockholders will be asked to elect the full board of five Directors, each Director to hold office until his or her respective successor is elected and qualified.

     The following table provides information concerning each nominee for election as a director:

                                                                                                              COMMON STOCK
                                                                                                          BENEFICIALLY OWNED,
                                                                                                              DIRECTLY OR
                                                                                                             INDIRECTLY, ON
                                                                                                            OCTOBER 31, 1997
                                                                                                          --------------------
           NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS             DIRECTOR SINCE  AGE       SHARES (A)
-----------------------------------------------------------------------------------  --------------  ---  --------------------
NOMINEES TO SERVE UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED:
  Irving G. Brilliant*, President; Director of Salomon Brothers Inc, Director and
   Portfolio Manager for SBAM since May 1990.

Bruce Gaguine

Rosalind Kochman, Administrator and Counsel, Kochman Eye Surgical Facility.

Irving Sonnenschein, Partner in the law firm of Sonnenschein, Sherman & Deutsch.


_____________________

* "Interested person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(A) The holdings of no nominee represent more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

   Each of the nominees and directors also serves as directors of certain other U.S.-registered investment companies, as described below.

   At October 31, 1997, no person owned of record, or to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository
Trust Company, held of record [       ] shares, equal to approximately [   %] of
the outstanding shares of the Fund.

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

   The Fund's executive officers are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Brilliant the present executive officers of the Fund are:

                                OFFICER
NAME                 OFFICE      SINCE   AGE
----                 ------     -------  ----
Alan M. Mandel       Treasurer   [  ]    [  ]
Noel B. Daugherty    Secretary   [  ]    [  ]

   Mr. Mandel has been a Vice President of SBAM and SBI since January 1995. Prior to January 1995, he was Chief Financial Officer of Hyperion Capital Management Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of the Dreyfus Corporation prior to August 1993.

   The Fund's Audit Committee is composed of Messrs. [      ].  The principal
functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated costs of their audit; and
(iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations
they might want to make in that connection.  This Committee met [   ]  times
during the fiscal year ended August 31, 1997. The Fund has no nominating or compensation committees.

   During the fiscal year ended August 31, 1997, the Board of Directors met [ ] times. [Each director attended at least 75% of the aggregate number of meetings of the Board and the committee on which he serves.]

   Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid during the fiscal year ended August 31, 1997 to each director of the Fund. [Each of the directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees.] Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended August 31, 1997 by the Fund to Mr. Brilliant who, as an employee of SBAM, is an "interested person," as defined in the 1940 Act.

                        AGGREGATE     TOTAL COMPENSATION
                       COMPENSATION    FROM OTHER FUNDS
NAME OF DIRECTOR        FROM FUND       ADVISED BY SBAM      TOTAL COMPENSATION
----------------        ---------       ---------------      ------------------

                                       DIRECTORSHIPS(A)       DIRECTORSHIPS(A)
Bruce Gaguine               $               $  ( )                 $        ( )

Rosalind Kochman             $1,500         $0                     $ 1,500  (1)

Irving Sonnenschein          $1,500         $0                     $ 1,500  (1)

---------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.


2. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

   The Board of Directors of Salomon Brothers Opportunity Fund Inc has selected Price Waterhouse LLP as independent accountant of the Fund for the fiscal year ending August 31, 1998. Price Waterhouse LLP also serves as independent accountant of the Fund for the Fund's most recently completed fiscal year.

                                SALOMON BROTHERS
                           WORLDWIDE INCOME FUND INC


1. INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

   In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class III Directors, to hold office until the year 2001 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. The terms of office of the Class I Directors and the Class II Directors expire at the 1999 and 2000 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors. All of the nominees are currently members of the Board of Directors of the Fund. Each nominee has previously been elected a director by the stockholders of the Fund.

The following table provides information concerning each nominee for election as a director.

                                                                                                                      COMMON STOCK
                                                                                                                      BENEFICIALLY
                                                                                                                         OWNED,
                                                                                                                       DIRECTLY OR
                                                                                                                     INDIRECTLY, ON
                                                                                                                    OCTOBER 31, 1997

                                                                                                                    ----------------

                NAMES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                   DIRECTOR SINCE    AGE     SHARES (A)
-------------------------------------------------------------------------------------------  --------------    ---  ----------------

NOMINEES TO SERVE UNTIL THE YEAR 2001 ANNUAL MEETING OF STOCKHOLDERS
CLASS III DIRECTORS
Michael S. Hyland*, Chairman and President; President and Managing Director,                          1993      51        [  ]
 Salomon Brothers Asset Management Inc and Managing Director, Salomon
 Brothers Inc.
Daniel P. Cronin, Member of the Audit Committee; Vice President and General                           1993      51        [  ]
 Counsel, Pfizer International Inc.; Senior Assistant General Counsel, Pfizer,
 Inc.
Dr. Riordan Roett, Member of Audit Committee; Professor and Director, Latin                          1995(B)    57        [  ]
 American Studies Program, Paul H. Nitze School of Advanced International
 Studies, Johns Hopkins University.

  The following table provides information concerning the remaining directors of the Fund:

                                                                                                         COMMON STOCK
                                                                                                         BENEFICIALLY
                                                                                                            OWNED,
                                                                                                          DIRECTLY OR
                                                                                                        INDIRECTLY, ON
                                                                                                       OCTOBER 31, 1997
                                                                                                       -----------------
         DIRECTORS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS           DIRECTOR SINCE  AGE     SHARES (A)
--------------------------------------------------------------------------------  --------------  ---  -----------------
DIRECTORS SERVING UNTIL 2000 ANNUAL MEETING OF STOCKHOLDERS CLASS II DIRECTORS
  Charles F. Barber, Member of Audit Committee; Consultant; formerly Chairman          1993        79        [  ]
   of the Board, ASARCO Incorporated.
DIRECTORS TO SERVE UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS CLASS I DIRECTORS
  Jeswald W. Salacuse, Member of Audit Committee; Henry J. Braker Professor of         1993        58        [  ]
   Commercial Law, and formerly Dean, The Fletcher School of Law & Diplomacy,
   Tufts University.

----------
* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(A) The holdings of no nominee represent more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.
(B) Mr. Roett also served as a director of the Fund from February 1994 through June 1994.


   Each of the nominees and directors also serve as directors of certain other U.S.-registered investment companies, as described below. Messrs. Hyland and Barber are directors of thirteen other investment companies advised by SBAM.
Mr. Barber is a director of six other investment companies advised by investment advisory affiliates of Smith Barney Inc. and as a director of two of other investment companies advised by CIBC. Mr. Cronin is a director of four other investment companies advised by SBAM. Messrs. Roett and Salacuse are directors of two other investment companies advised by SBAM and four other investment companies advised by SBAM and Value Advisors, and Mr. Salacuse is a director of two other investment companies advised by CIBC.

   At October 31, 1997, no person owned of record, or to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository
Trust Company, held of record [          ] shares, equal to approximately [   %]
of the outstanding shares of the Fund.

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, SBAM, and SBAM's directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements.

   The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Hyland, the present executive officers of the Fund are:


                                                 OFFICER
NAME                   OFFICE                     SINCE   AGE
----                   ------------------------  -------  ---
Peter J. Wilby         Executive Vice President     1993   37

Thomas K. Flanagan     Executive Vice President     1994   42

Beth Semmel            Executive Vice President     1996   36

Maureen O'Callaghan    Executive Vice President     1996   32

James E. Craige        Executive Vice President     1996   28

Alan M. Mandel         Treasurer                    1995   39

Noel B. Daugherty      Secretary                    1997   32

   Mr. Wilby has also been a Managing Director of SBAM and Salomon Brothers Inc ("SBI") since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Flanagan has also been an employee of SBAM and a Director of SBI since July 1991. Ms. Semmel has also been a Director of SBAM and SBI since January 1996. From May 1993 to January 1996, she was a Vice President of SBAM and SBI. From January 1989 to May 1993, Ms. Semmel was a Vice President at Morgan Stanley Asset Management. Ms. O'Callaghan has also been a Vice President with SBAM and SBI since October 1988. Mr. Craige has also been an employee of SBAM and a Vice President of SBI since May 1992. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1995. From October 1991 through December 1994, he was Chief Financial Officer of Hyperion Capital Management Inc. and prior to October 1991, he was a Vice President of Mitchell Hutchins
Asset Management Inc.   Mr. Daugherty has also been an employee of SBAM since
November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of the Dreyfus Corporation prior to August 1993.

   The Fund's Audit Committee is composed of Messrs. Barber, Cronin, Roett and Salacuse. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated costs of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met
[   ]  times during the fiscal year ended July 31, 1997.  The Fund has no nominating or compensation committees.

   During the fiscal year ended October 31, 1997, the Board of Directors met [ ] times. [Each director attended at least 75% of the aggregate number of meetings of the Board and the committee on which he served.

   Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director during the fiscal year ended October 31, 1997. Each of the directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended October 31, 1997 by the Fund to Mr. Hyland who, as an employee of SBAM, is an "interested person" as defined under the 1940 Act.

                        AGGREGATE     TOTAL COMPENSATION
                       COMPENSATION    FROM OTHER FUNDS
NAME OF DIRECTOR        FROM FUND       ADVISED BY SBAM        TOTAL COMPENSATION
----------------        ---------       ---------------        ------------------

                                       DIRECTORSHIPS(A)       DIRECTORSHIPS(A)

Charles F. Barber      $             $ (13)                  $ (14)

Daniel P. Cronin       $             $ (3)                   $ (4)

 Allan C. Hamilton      $             $                      $

 Dr. Riordan Roett      $             $ (6)                  $ (7)

 Jeswald W. Salacuse    $             $ (6)                  $ (7)

---------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.


2. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

   The Board of Directors of Salomon Brothers Worldwide Income Fund Inc has selected Price Waterhouse LLP as independent accountant of the Fund for the fiscal year ending October 31, 1998. Price Waterhouse LLP also serves as independent accountant of the Fund for the Fund's most recently completed fiscal year.

                                                                    EXHIBIT B-1

                          FORM OF NEW SBAM AGREEMENT

                             MANAGEMENT AGREEMENT
                      SALOMON BROTHERS INVESTORS FUND INC
                           Seven World Trade Center
                           New York, New York 10048

Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

 We herewith confirm our agreement with you as follows:

 We are engaged in the business of investing and reinvesting our assets in se-curities of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws, Registration Statement filed with the Se-curities and Exchange Commission under the Investment Company Act of 1940, and any representation made in our Prospectus. We have previously forwarded to you copies of the documents listed above and will from time to time furnish you with any amendments thereof.

 We hereby employ you to manage the investing and reinvesting of our assets as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

 You will provide us, at your expense, with office facilities, including space, furniture and equipment, and all personnel reasonably necessary for our operations. Other than as herein specifically indicated, you will not be re-sponsible for any of our expenses. Specifically you will not be responsible, except to the extent of the reasonable compensation of our employees whose services may be involved, for our legal and auditing expenses; taxes and gov-ernmental fees and any membership dues; fees of custodian, transfer agent and registrar, if any; expense of preparing share certificates and other expenses of issue, sale, underwriting, distribution, redemption or repurchase of our shares; expense of registering or qualifying securities for sale; expense of preparing and distributing reports, notices and dividends to stockholders; cost of stationery; cost of stockholders' and other meetings; compensation of our Board of Directors and its Executive Committee; and traveling expenses of officers, directors and employees, if any. Should you determine that services which would ordinarily be rendered by our employees at our office can be bet-ter rendered by some other outside agency, you shall bear the costs of employ-ing that agency.

 As manager of our portfolio, it shall be your duty to make purchases and sales of securities on our behalf in accordance with your best judgment and within the investment objectives and restrictions set forth in our Articles of Incorporation, By-Laws, Registration Statement and Prospectus, the Investment Company Act of 1940, the provisions of the Internal

                                     B-1-1

Revenue Code with respect to regulated investment companies, and such policy decisions as the Board of Directors shall from time to time adopt. You will further advise our Board of Directors, at such intervals as it may require, of purchases and sales during such intervals and will, when requested by the Board of Directors, supply the reasons and considerations that prompted your deci-sions.

 It is understood that you will from time to time employ or associate with you such persons as you believe to be particularly fitted to assist you in the exe-cution of your performance of this agreement, the compensation of such persons to be paid by you. No obligation may be incurred on our behalf in any such re-spect. During the continuance of this agreement you will provide persons satis-factory to our Board of Directors to serve us as officers and employees, if elected or appointed as such. These shall be a president, one or more vice presidents, a secretary, a treasurer and such additional officers and employees as may reasonably be necessary for the conduct of our business, and you agree to pay the reasonable compensation of all such persons.

 We shall expect of you, and you will give us the benefit of, your best judg-ment and efforts in rendering these services to us, and we agree as an induce-ment to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our stockholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

 In consideration of the foregoing, we will pay you quarterly, promptly after the last day of each March, June, September and December, a fee consisting of a base fee as computed below (the "Base Fee") plus a performance adjustment.

 The Base Fee until April 29, 1997 shall be calculated as follows:

BASE FEE (AVERAGE DAILY NET ASSETS)                          QUARTERLY FEE RATE
-----------------------------------                          ------------------
First $350 million..........................................       .125  %
Next $150 million...........................................       .100  %
Next $250 million...........................................       .09375%
Next $250 million...........................................       .0875 %
Over $1 billion.............................................       .075  %

 The Base Fee as of April 30, 1997 shall be calculated as follows:

BASE FEE (AVERAGE DAILY NET ASSETS)                          QUARTERLY FEE RATE
-----------------------------------                          ------------------
First $350 million..........................................       .1625 %
Next $150 million...........................................       .1375 %
Next $250 million...........................................       .13125%
Next $250 million...........................................       .125  %
Over $1 billion.............................................       .1125 %


                                     B-1-2

 Accordingly, for the calendar quarter ending June 30, 1997, the Base Fee will have been pro rated with you earning the Base Fee as calculated in the first table above for the number of days in the quarter prior to and including April 29, 1997 and with you earning the Base Fee as calculated in the second table above for the number of days in the quarter beginning with April 30, 1997.

 The Base Fee shall be calculated using the daily net assets averaged over the most recent quarter. For each percentage point by which our investment perfor-mance exceeds or is exceeded by the investment record of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") over the one year period ending on the last day of each calendar quarter, the Base Fee will be adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) our av-erage daily net assets for the one year period ending on the last day of each calendar quarter. If the amount by which we outperform or underperform the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless our investment perfor-mance exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point over the same period. The maximum quarterly ad-justment is 1/4 of .1%, which would occur if our performance exceeds or is ex-ceeded by the S&P 500 Index by ten or more percentage points.

 Our investment performance, for a period of one year, shall mean the sum of
(i) the change in our net asset value per share during such period, (ii) the value of cash distributions per share accumulated to the end of such period and
(iii) the value of capital gains taxes per share paid or payable on undistrib-uted realized long-term capital gains accumulated to the end of such period; expressed as a percentage of our net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capi-tal gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in our shares at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

 The investment record of the S&P 500 Index, for a period of one year, shall mean the sum of (i) the change in the level of the index during such period and
(ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which com-prise the index shall be treated as reinvested in the index at least as fre-quently as the end of each calendar quarter following the payment of the divi-dend.

 For this purpose the value of our net assets shall be computed in the manner specified in our Articles of Incorporation for the computation of the value of such net assets in connection with the determination of the net asset value of our shares.

 Upon termination of this agreement before the end of any quarter, compensation for the period from the end of the last quarter ending prior to such termina-tion to the date of termination shall be prorated and shall be payable promptly after the date of termination.


                                     B-1-3

 Notwithstanding the foregoing, if the aggregate expenses (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses and any extraordinary expenses, but including the management fee) incurred by, or allo-cated to, us in any fiscal year shall exceed the most stringent expense limita-tions applicable to us imposed by state securities laws or regulations thereun-der, as such limitations may be raised or lowered from time to time, you shall reimburse us for such excess. Your reimbursement obligation will be limited to the amount of fees you received under this agreement during the period in which such expense limitations were exceeded, unless otherwise required by applicable laws or regulations. With respect to portions of a fiscal year in which this contract shall be in effect, the foregoing limitations shall be prorated ac-cording to the proportion which that portion of the fiscal year bears to the full fiscal year. Any such payments required to be made shall be made once a year promptly after the end of our fiscal year.

 You will (i) not make a short sale of any share of our capital stock, (ii) not purchase any such share otherwise than for investment and (iii) advise us of any sale of such share made by you less than two months after the date of ac-quisition.

 This agreement shall remain in effect for twelve months from the date hereof and thereafter shall continue automatically for successive annual periods, pro-vided that such continuance is specifically approved at least annually (i) by the vote of a majority of our directors who are not parties to this agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) either by the vote of (x) the Board of Directors or (y) a majority of our outstanding voting securities (as so defined). This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities (as so defined), or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

 This agreement may not be transferred, assigned, sold or in any manner hypoth-ecated or pledged by you. This agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940) by you.

 Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any parent, subsidiary or affiliate of yours, or the right of any employees of yours or any of them who may also be a director, officer or employee of ours, to engage in any other business or to devote time and attention to the manage-ment of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, indi-vidual or association.


                                     B-1-4

 If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                         Very truly yours,

                                         SALOMON BROTHERS INVESTORS FUND INC


                                         By:___________________________________

ACCEPTED:

SALOMON BROTHERS ASSET MANAGEMENT INC


By:____________________________________


                                     B-1-5

                                                                    EXHIBIT B-2

                        FORM OF NEW SBAM AGREEMENT/1/

MANAGEMENT CONTRACT

                                         /2/
                           Seven World Trade Center
                           New York, New York 10048



SALOMON BROTHERS ASSET MANAGEMENT INC
Seven World Trade Center
New York, New York 10048

Dear Sirs:

 This will confirm the agreement between the undersigned (Fund) and you (Ad-viser) as follows:

 1. Fund proposes to engage in the business of investing and reinvesting its assets in securities of the type, in the manner and in accordance with the in-vestment objectives and restrictions specified in its Articles of Incorpora-tion and Registration Statement filed under the Investment Company Act of 1940 (the 1940 Act) and the Securities Act of 1933 (the 1933 Act). Copies of the documents listed above have been furnished to Adviser. Any amendments to these documents shall be furnished to Adviser promptly.

 2. Fund employs Adviser to manage the investing and reinvesting of its assets as specified in paragraph 1 and to provide to Fund the management and other services specified elsewhere in this Contract.

 3. (a) Adviser shall, at its expense, (i) provide Fund with office space, of-fice facilities and personnel reasonably necessary for Fund's operations, (ii) employ or associate with itself such persons as it believes appropriate to as-sist it in performing its obligations under this Contract, and (iii) provide Fund with persons satisfactory to Fund's Board of Directors to serve as offi-cers and employees of Fund, including a president, one or more vice presi-dents, a secretary and a treasurer.

(b) Except as provided in subparagraph (a), Fund shall be responsible for all of its expenses and liabilities, including compensation of its directors who are not affiliated with Adviser or any of its affiliates; taxes and governmen-tal fees; interest charges; fees and expenses of Fund's independent auditors and legal counsel; membership dues; fees and expenses of any custodian (in-cluding for keeping books and accounts and calculations of net asset value of shares of Fund), transfer agent, registrar, redemption agent and dividend dis-bursing agent of Fund; expenses of issuing, selling, distributing, redeeming, and registering and qualifying for sale shares of Fund Capital Stock; expenses of preparing, printing
--------
/1/ This form is a composite of the New SBAM Agreements for the Salomon
    Brothers Capital Fund Inc ("SBCF") and Salomon Brothers Opportunity Fund Inc ("SBOF").

/2/ Each of the Salomon Brothers Capital Fund Inc or Salomon Brothers
    Opportunity Fund Inc, as applicable.


                                     B-2-1
and mailing or otherwise delivering stock certificates, prospectuses, share-holders' reports, notices, proxy statements and reports to regulatory agen-cies; cost of office supplies; travel expenses of all officers, directors and employees; insurance premiums; brokerage and other expenses of executing port-folio transactions, expenses of shareholders' meetings; and extraordinary ex-penses.

 4. As manager of Fund's assets, Adviser shall make purchases and sales of se-curities for Fund's account in accordance with Adviser's best judgment and within the investment objectives and restrictions set forth in Fund's Articles of Incorporation, Registration Statements under the 1940 Act and the 1933 Act, the 1940 Act, the provisions of the Internal Revenue Code relating to regu-lated investment companies and policy decisions adopted by Fund's Board of Di-rectors from time to time. Adviser shall advise Fund's officers and Board of Directors, at such times as Fund's Board of Directors may specify, of pur-chases and sales made for Fund's account and shall, when requested by Fund's officers or Board of Directors, supply the reasons for making such purchases and sales.

 5. Adviser shall give Fund the benefit of Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to Adviser's un-dertaking to render these services, Fund agrees that Adviser shall not be lia-ble under this Contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this Con-tract shall be deemed to protect or purport to protect Adviser against any li-ability to Fund or its shareholders to which Adviser would otherwise be sub-ject by reason of willful misfeasance, bad faith or gross negligence in the performance of Adviser's duties under this Contract or by reason of Adviser's reckless disregard of its obligations and duties hereunder.

 6. In consideration of the services to be rendered by Adviser under this Con-tract, Fund shall pay Adviser a monthly fee on the first business day of each month, [based upon the average daily closing value of fund's net assets during the next preceding month, at the following annual rates:

                 PORTION OF AVERAGE DAILY
                CLOSING VALUE OF NET ASSETS       FEE
                ---------------------------      ------
           Not exceeding $100 Million........... 1.00 %
           In excess of $100 million but not
             exceeding $200 million............. 0.75 %
           In excess of $200 million but not
             exceeding $400 million............. 0.625%
           In excess of $400 million............ 0.50 %]/3/

 If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of Fund's net
--------
/3/ SBOF agreement substitutes "equal to 1/12 of 1% of the average daily closing value of Fund's net assets during the next preceding month" for bracketed language.

                                     B-2-2
assets shall be computed in the manner specified in its Articles of Incorpora-tion for the computation of the value of such net assets in connection with the determination of the net asset value of shares of its Capital Stock.

 7. Adviser agrees that it will bear any expenses of Fund (exclusive of inter-est, taxes, brokerage expenses and extraordinary items) for any fiscal year of Fund in excess of the most stringent expense limitation imposed by state secu-rities regulations applicable to Fund in an amount equal to the lesser of such excess or the aggregate amount of fees paid by Fund to Adviser pursuant to paragraph 6 for services rendered by Adviser under this Contract during such fiscal year. In the event this Contract is terminated as of a date other than the last day of the fiscal year of Fund, Adviser shall pay Fund the amount by which such expenses incurred by Fund prior to the termination date exceeds a pro rata portion of the applicable expense limitation, so Adviser is required to reimburse Fund for no more than the total reimbursement which would have been made had this Contract remained in effect for the full fiscal year multi-plied by a fraction equal to the portion of such fiscal year this Contract/4/ remained in effect.

 8. This Contract shall remain in effect for twelve months from the date hereof and thereafter shall continue automatically for successive annual peri-ods, provided that such continuance is specifically approved at least annually
(a) by the vote of a majority of Fund's outstanding voting securities (as de-fined in the 1940 Act) or by Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of Fund's directors who are not parties to this Contract or "interested persons" (as de-fined in the 1940 Act) of any such party. This Contract may be terminated at any time, without the payment of any penalty, by a vote of a majority of
Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of Fund's entire Board of Directors on 60 days' written notice to Adviser or by Adviser on 60 days' written notice to Fund. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by Adviser.
--------
/4/ SBOF agreement substitutes paragraph 7 with the following: "If the aggregate expenses of every character incurred by Fund in any fiscal year, other than interest, taxes, brokerage commissions and any extraordinary expenses, but including the fees provided for in paragraph 6 (includable expenses), shall exceed the applicable expense limitations imposed by the securities, regulations of any state in which shares of Fund's Capital Stock are and continue to be, with Adviser's consent, registered or qualified for sale to the public, Adviser shall pay Fund the amount equal to the lesser of such excess or the aggregate amount of fees paid by Fund to Adviser pursuant to paragraph 6 for services rendered by Adviser under this Contract during such fiscal year. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitation shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of Fund's fiscal year, Adviser shall review the includable expenses accrued during such year to the end of the period, and shall estimate the contemplated includable expenses for the balance of the fiscal year. If as a result of such review and estimation, it appears likely that the includable expenses will exceed the limitations provided for in this paragraph for such year, the monthly fee set forth in paragraph 6 payable to Adviser for such month shall be reduced, subject to a later adjustment, by an amount equal to a prorata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year are expected to exceed the limitations provided for in this paragraph. For purposes of the foregoing, the value of Fund's net assets shall be computed in the manner specified in the last sentence of paragraph 6, and any payment required to be made by Adviser shall be made once a year promptly after the end of Fund's fiscal year."

                                     B-2-3

 9. Upon the expiration or earlier termination of this Contract, Fund shall, if so requested by Adviser in writing, as promptly as practicable change its cor-porate name so as to eliminate all reference to "Salomon Brothers," and there-after Fund shall cease transacting business in any corporate name using the words "Salomon Brothers" in any form or combination and shall not use the words "Salomon Brothers" [or any other reference to Adviser or "Salomon Broth-ers"]./5/ The foregoing rights of Adviser and obligations of Fund shall not deprive Adviser, or any affiliate thereof which has "Salomon Brothers" in its name, of, but shall be in addition to, any other rights or remedies to which Adviser and any such affiliate may be entitled in law or equity by reason of any breach of this Contract by Fund, and the failure or omission of Adviser to request a change of Fund's name or cessation of the use of the name of "Salomon Brothers" as described in this paragraph shall not under any circumstances be deemed a waiver of the right to require such change or a cessation at any time thereafter for the same or any subsequent breach. The damage to Adviser, or any affiliate thereof which has "Salomon Brothers" in its name, by reason of any failure of Fund after request to change its name and to cease using the name of "Salomon Brothers" would be irreparable and impossible of ascertainment in terms of money, and Fund consents and agrees that, consistent with the forego-ing, in any such case an injunction may issue against it restraining it from the further use of the name of "Salomon Brothers."

 10. Except to the extent necessary to perform Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of Ad-viser, or any affiliate of Adviser, or any employee of Adviser, including any employee who may also be a director, officer or employee of Fund, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or asso-ciation.

 If the foregoing correctly sets forth the agreement between Fund and Adviser, please so indicate by signing and returning to Fund the enclosed copy hereof.

                                        Very truly yours,

                                        [FUND NAME]/6/

                                        By ____________________________________

ACCEPTED:

SALOMON BROTHERS ASSET MANAGEMENT INC

By ____________________________________
--------
/5/ SBOF agreement substitutes "or any name derived from the name "Salomon
    Brothers"," for bracketed language.
/6/ SBCF and SBOF agreements substitute "Salomon Brothers Capital Fund Inc" and
    "Salomon Brothers Opportunity Fund Inc," respectively, for bracketed lan-guage.

                                     B-2-4

                                                                    EXHIBIT B-3

                        FORM OF NEW SBAM AGREEMENT/1/

                              MANAGEMENT CONTRACT

                    [SALOMON BROTHERS SERIES FUNDS INC]/2/
                             7 World Trade Center
                           New York, New York 10048

Salomon Brothers Asset Management Inc
7 World Trade Center
New York, New York 10048

Dear Sirs:

 This will confirm the agreement between the undersigned (the "Company") and you (the "Investment Manager") as follows:

 1. The Company is an open-end investment company which currently has [nine investment portfolios--Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Total Return Fund, Salomon Brothers National In-termediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salo-mon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund and Salomon Brothers Asia Growth Fund.]/3/ The Company proposes to engage in the
business of investing and reinvesting the assets of        /4/. (the
["Fund"])/5/ in the manner and in accordance with the investment objective and limitations specified in the Company's Articles of Incorporation,
--------
/1/ This form is a composite of twelve New SBAM Agreements with respect to the separate investment portfolios of the Salomon Brothers Series Funds Inc and Salomon Brothers Institutional Series Funds Inc.

/2/ Salomon Brothers Institutional Emerging Markets Debt Fund ("IEMD"), Salomon
    Brothers Institutional High Yield Bond Fund ("IHYB") and Salomon Brothers Institutional Asia Growth Fund ("IAG") agreements substitute "Salomon Brothers Institutional Series Funds Inc" for the bracketed language.

/3/ IEMD, IHYB and IAG agreements substitute "three investment portfolios--Sal-omon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institu-tional Emerging Markets Debt Fund and Salomon Brothers Institutional Asia Growth Fund" for the bracketed language.

/4/ Each of the Salomon Brothers Cash Management Fund ("SCM"), Salomon Brothers
    New York Municipal Money Market Fund ("SNYM"), Salomon Brothers National Intermediate Municipal Fund ("SNIM"), Salomon Brothers U.S. Government In-come Fund ("SGI"), Salomon Brothers High Yield Bond Fund ("SHYB"), Salomon Brothers Strategic Bond Fund ("SSB"), Salomon Brothers Total Return Fund ("STR"), Salomon Brothers Asia Growth Fund ("SAG"), Salomon Brothers Insti-tutional Money Market Fund ("SIMM"), Salomon Brothers Institutional Emerg-ing Markets Debt Fund, Salomon Brothers Institutional High Yield Bond Fund, and Salomon Brothers Institutional Asia Growth Fund, as applicable.

/5/ IAG, IHYD and IEMD agreements add "'Asia Growth Fund' or," "'High Yield
    Bond Fund' or," or "'Emerging Markets Debt Fund' or," respectively, before bracketed language.

                                      B-3-1
as amended (the "Articles") and the currently effective prospectus, including the documents incorporated by reference therein (the "Prospectus"), relating to the Company and the Fund, included in the Company's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Com-pany under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Manager. Any amendments to these documents shall be furnished to the Investment Manag-er.

 2. The Company employs the Investment Manager to (a) make investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on be-half of the Fund and (d) provide continuous supervision of the Fund's invest-ment portfolio./6/

 3.(a) The Investment Manager shall, at its expense, (i) provide the Fund with office space, office facilities and personnel reasonably necessary for perfor-mance of the services to be provided by the Investment Manager pursuant to this Agreement, (ii) provide the Fund with persons satisfactory to the Company's Board of Directors to serve as officers and employees of the Fund and (iii) provide the office space, facilities, equipment and personnel neces-sary to perform the following services for the Fund: [(A) Securities and Ex-change Commission ("SEC") compliance, including record keeping, reporting re-quirements and registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; (D) certain services to the Fund's shareholders, including assuring that investments and redemptions are handled efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.]/7/

  (b) Except as provided in subparagraph (a), the Company shall be responsible for all of the Fund's expenses and liabilities, including organizational ex-penses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Investment Manager
--------
/6/ IAG and SAG agreements add "[a]t the Investment Manager's own expense and subject to its supervision, the Investment Manager may delegate the perfor-mance of all or a part of its services under this agreement to others" at the end of Paragraph 2.

/7/ STR agreement omits 3(a)(iii)(D). SAG, IEMD, IHYB and IAG agreements sub-stitute the bracketed language with the following: "(A) review purchases and sales of portfolio instruments and review the Fund's portfolio to as-sess compliance with the Fund's stated investment objective and limitations and compliance with the 1940 Act and other applicable laws and regulations,
    (B) record keeping and reporting to the extent such records and reports are not maintained or furnished by the Fund's transfer agent, custodian, admin-istrative and accounting services agent, or other agents employed by the Fund, (C) supervision of Fund operations, including coordination of func-tions of [administrator], transfer agent, custodian, administrative and ac-counting services agent, accountants, counsel and other parties performing services or operational functions for the Fund; and (D) certain administra-tive and clerical services not otherwise provided by the Fund's transfer agent, custodian, administrative and accounting services agent, or other agents employed by the Fund." SAG agreement omits the bracketed term "ad-ministrator" from the above quote.

                                      B-3-2
or any of its affiliates); fees payable to the SEC; state securities qualifica-tion fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian [and transfer agent]/8/ insurance premiums; au-diting and legal expenses; costs of shareholders' reports and shareholders' meetings;/9/ any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities; [and payments to the Fund's distributor for activities intended to result in the sale of Fund shares]./10/

 4. As manager of the Fund's assets, the Investment Manager shall make invest-ments for the Fund's account in accordance with the investment objective and limitations set forth in the Articles, the Prospectus, the 1940 Act, the provi-sions of the Internal Revenue Code [of 1986, as amended,]/11/ relating to regulated investment companies, applicable banking laws and regulations, and policy decisions adopted by the Company's Board of Directors from time to time. The Investment Manager shall advise the Company's officers and Board of Direc-tors, at such times as the Company's Board of Directors may specify, of invest-ments made for the Fund's account and shall, when requested by the Company's officers or Board of Directors, supply the reasons for making such investments.

 5. The Investment Manager is authorized on behalf of the Company, from time to time when deemed to be in the best interests of the Company and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Company, which broker may be an affiliate of the Investment Man-ager, provided that the best competitive execution price is obtained at the time of the trade execution.

 6. In consideration of the Investment Manager's undertaking to render the services described in this agreement, the Company agrees that the Investment Manager shall not be liable under this agreement for any error of judgment or mistake of law or for any loss suffered by the Company/12/ in connection with the performance of this agreement, provided that nothing in this agreement shall be deemed to protect or purport to protect the Investment Manager against any liability to the Company or its stockholders to which the Investment Man-ager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the [Investment Manager's]/13/ duties under this agree-
--------
 /8/ SAG, IEMD, IHYB and IAG agreements substitute "transfer agent, administra-tive and accounting services agent and any other agent employed by the Fund" for bracketed language.

 /9/ SAG, IEMD, IHYB and IAG agreements add "charges and expenses of any entity used for pricing the Fund's portfolio securities and calculating the net asset value of the Fund's shares."

/10/ SIMM, SNYM and SCM agreements omit bracketed language.

/11/ SIMM, SNYM and SCM agreements omit bracketed language.

/12/ IAG and SAG agreements add "(including any Hong Kong taxes or related ex-penses imposed on the Asia Growth Fund in relation to matters contemplated by this agreement)."

/13/ SAG, IEMD, IHYB and IAG agreements substitute "its" for bracketed language.

                                     B-3-3
ment or by reason of the [Investment Manager's]/14/ reckless disregard of its obligations and duties hereunder./15/

 7. In consideration of the services to be rendered by the Investment Manager under this agreement, the Company shall pay the Investment Manager a monthly fee on the first [business day]/16/ of each month at an annual rate of [0.60%]/17/ of the average daily value (as determined on the days and at the time set forth in the Prospectus for determining net asset value per share) of the Fund's net assets during the preceding month. If the fee payable to the In-vestment Manager pursuant to this paragraph 7 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the begin-ning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall

--------
/14/ SAG, IEMD, IHYB and IAG agreements substitute "its" for bracketed language.

/15/ SAG, IEMD, IHYB and IAG agreements add the following language to paragraph
     6: "("disabling conduct'). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses [(including any Hong Kong taxes or related expenses imposed on the Fund in relation to the matters contemplated by this agree-
     ment)], including reasonable counsel fees and expenses and any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the ab-sence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disa-bling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither "interested persons" of the Company nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be enti-tled to advances from the Fund for payment of the reasonable expenses in-curred by it in connection with the matter as to which it is seeking indem-nification in the manner and to the fullest extent permissible under law. The Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnifi-cation by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a major-ity of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification. For purposes of this paragraph 6 only, the term "Investment Manager" shall be deemed to include affiliates of the Investment Manager to whom the Investment Manager has delegated the exercise of all or any of its powers, discretion and duties under this agreement." IEMB and IHYB agreements omit the bracketed language in the footnote.

/16/ SCM, SNYM and SIMM agreements substitute "Business Day (as defined in the
     Prospectus)" for the bracketed language.

/17/ IAG, SHYB and SSB agreements substitute "0.75%," SCM, SNYM and SIMM agree-ments substitute "0.20%," IHYB and SNIM agreements substitute "0.50," IEMD agreement substitutes "0.70%," SAG agreement substitutes "0.80%" and STR agreement substitutes "0.55%."

                                     B-3-4
be computed in the manner specified in the Prospectus and the Articles for the computation of the value of the Fund's net assets in connection with the de-termination of the net asset value of shares of the Fund's capital stock.

 8. If the aggregate expenses incurred by, or allocated to, the Fund in any fiscal year shall exceed the expense limitations applicable to the Fund im-posed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reim-burse the Fund for such excess. The Investment Manager's reimbursement obliga-tion will be limited to the amount of fees it received under this agreement during the period in which such expense limitations were exceeded, unless oth-erwise required by applicable laws or regulations. With respect to portions of a fiscal year in which this contract shall be in effect, the foregoing limita-tions shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. Any payments required to be made by this paragraph 8 shall be made once a year promptly after the end of the Company's fiscal year.

 9. This agreement shall continue in effect until two years from the date hereof and thereafter for successive annual periods, provided that such con-tinuance is specifically approved at least annually (a) by the vote of a ma-jority of the Fund's outstanding voting securities (as defined in the 1940
Act) or by the Company's Board of Directors and (b) by the vote, cast in per-son at a meeting called for the purpose, of a majority of the Company's direc-tors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Investment Manager or by the Investment Manager on 60 days' written notice to the Company. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act)./18/

 10. Upon expiration or earlier termination of this agreement, the Company shall, if reference to "Salomon Brothers" is made in the corporate name of the Company or in the name of the Fund and if the Investment Manager requests in writing, as promptly as practicable change its corporate name and the name of the Fund so as to eliminate all reference to "Salomon Brothers", and thereaf-ter the Company and the Fund shall cease transacting business in any corporate name using the words "Salomon Brothers" or any other reference to the Invest-ment Manager or "Salomon Brothers". The foregoing rights of the Investment Manager and obligations of the Company shall not deprive the Investment Manag-er, or any affiliate thereof which has "Salomon Brothers" in its name, of, but shall be in addition to, any other rights or remedies to which the Investment Manager and any such affiliate may be entitled in law or equity by reason of any breach of this agreement by the Company, and the failure or omission of the Investment Manager to request a change of the Company's or the Fund's name or a cessation of the use of the name of "Salomon Brothers" as described in this paragraph 10 shall not under any circumstances be deemed a

--------
/18/ SAG, IEMD, IHYB and IAG agreements add the following language to paragraph
     9: "The respective agreements, covenants, indemnities and other statements set forth in Section 6 hereof shall remain in full force and effect re-gardless of any termination or cancellation of this agreement. All prop-erty of the Fund shall be returned to the Fund as soon as reasonably prac-ticable after the termination of this agreement."

                                     B-3-5
waiver of the right to require such change or cessation at any time thereafter for the same or any subsequent breach.

 11. Except to the extent necessary to perform the Investment Manager's obliga-tions under this agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or any affiliate of the Investment Manag-er, or any employee of the Investment Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

 12. This agreement shall be governed by the laws of the State of [New
York]./19/

 If the foregoing correctly sets forth the agreement between the Company and the Investment Manager, please so indicate by signing and returning to the Com-pany the enclosed copy hereof.

                                        Very truly yours,

                                         [SALOMON BROTHERS SERIES FUNDS
                                        INC]/20/

                                        By: ___________________________________
                                            Name:
                                            Title:

ACCEPTED:

SALOMON BROTHERS ASSET
MANAGEMENT INC

By: ___________________________________
  Name:
  Title:


--------
/19/ SCM, SNYM and SIMM agreements substitute "Maryland" for the bracketed lan-guage.

/20/ IHYB, IEMD and IAG agreements substitute "SALOMON BROTHERS INSTITUTIONAL
     SERIES FUNDS INC" for the bracketed language.

                                     B-3-6

                                                                    EXHIBIT B-4

                          FORM OF NEW SBAM AGREEMENT

                        INVESTMENT MANAGEMENT AGREEMENT
                         THE SALOMON BROTHERS FUND INC
                           Seven World Trade Center
                           New York, New York 10048

 INVESTMENT MANAGEMENT AGREEMENT as of the   day of      , 1997, between THE
SALOMON BROTHERS FUND INC, a Maryland corporation (hereinafter called the "Corporation"), and SALOMON BROTHERS ASSET MANAGEMENT INC, a Delaware corpora-tion (hereinafter called "SBAM").

 1. The Corporation hereby employs SBAM and SBAM hereby accepts the employment by the Corporation for the period and on the terms and conditions hereinafter set forth in this management agreement entered into by the Corporation with SBAM pursuant to the powers granted to the Corporation in its Articles of In-corporation.

 2. Subject to the Board of Directors of the Corporation, SBAM shall manage the investment operations of the Corporation, and shall provide management and other services specified in this agreement and especially shall make purchases and sales of portfolio securities on behalf of the Corporation in accordance with the best judgment of SBAM and within the investment objectives and re-strictions set forth in the Corporation's Articles of Incorporation, By-Laws and Registration Statement, the Investment Company Act of 1940, as amended, the provisions of the Internal Revenue Code with respect to regulated invest-ment companies, and when requested by such Board of Directors, supply the rea-sons and considerations that prompted SBAM's decisions.

 3. SBAM shall at its expense provide the Corporation with office facilities, including space, furniture and equipment and all personnel reasonably neces-sary for the operation of the Corporation. Other than as herein specifically indicated, SBAM shall not be responsible for any expenses of the Corporation. Specifically SBAM shall not be responsible, except to the extent of the rea-sonable compensation of employees of the Corporation whose services may be in-volved, for the Corporation's legal and auditing expenses; fees and expenses of its Board of Directors, Executive or special committees; taxes and govern-mental fees and any membership dues; fees of custodian, transfer agent and registrar, if any; expense of preparing share certificates and other expenses of issue, sale, underwriting, distribution or repurchase of the Corporation's shares; expenses of registering or qualifying securities for sale; expense of preparing and distributing reports, notices and dividends to shareholders; cost of stockholders' and other meetings; or fees in connection with the list-ing of its shares on any stock exchange. Should SBAM determine that services which would ordinarily be rendered by the employees of the Corporation at its office can be better rendered by some other agency, SBAM shall bear the costs of employing that agency.

 4. It is understood that SBAM shall from time to time employ or associate with itself such persons as it believes to be particularly fitted to assist it in the execution of this agree-

                                     B-4-1
ment, the compensation of such persons to be paid by SBAM. No obligation may be incurred on behalf of the Corporation in any such respect. During the continu-ance of this agreement, SBAM shall provide persons satisfactory to the Board of Directors of the Corporation to serve as officers and employees of the Corpora-tion. These may be a chairman of the board, chairman of the executive commit-tee, president, one or more vice-presidents, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the con-duct of the Corporation's business and SBAM agrees to pay the compensation of all such persons.

 5. In consideration of the foregoing, the Corporation will pay SBAM quarterly, promptly after the last day of each March, June, September and December, a fee consisting of a base fee as computed below (the "Base Fee") plus a performance adjustment. The Base Fee until April 29, 1997 shall be calculated as follows:

BASE FEE (AVERAGE DAILY NET ASSETS)                          QUARTERLY FEE RATE
-----------------------------------                          ------------------
First $350 million..........................................      .125  %
Next $150 million...........................................      .100  %
Next $250 million...........................................      .09375%
Next $250 million...........................................      .0875 %
Over $1 billion.............................................      .075  %

       The Base Fee as of April 30, 1997 shall be calculated as follows:

BASE FEE (AVERAGE DAILY NET ASSETS)                          QUARTERLY FEE RATE
-----------------------------------                          ------------------
First $350 million..........................................      .1625 %
Next $150 million...........................................      .1375 %
Next $250 million...........................................      .13125%
Next $250 million...........................................      .125  %
Over $1 billion.............................................      .1125 %

 Accordingly, for the calendar quarter ending June 30, 1997, the Base Fee will be pro rated with SBAM earning the Base Fee as calculated in the first table above for the number of days in the quarter prior to and including April 29, 1997 and with SBAM earning the Base Fee as calculated in the second table above for the number of days in the quarter beginning with April 30, 1997.

 The Base Fee shall be calculated using the daily net assets averaged over the most recent calendar quarter. For each percentage point by which the investment performance of the Corporation exceeds or is exceeded by the investment record of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") over the one year period ending on the last day of each calendar quarter, the Base Fee will be adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the Corporation's average daily net assets for the one year period ending on the last day of the calendar quarter. If the amount by which the Corporation outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Corporation exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point over the same period. The maximum quarterly adjust-ment is 1/4 of .1%, which would occur if

                                     B-4-2
the Corporation's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

 The investment performance of the Corporation, for a period of one year, shall mean the sum of (i) the change in the Corporation's net asset value per share during such period, (ii) the value of cash distributions per share accumulated to the end of such period and (iii) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of the Corporation's net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Corporation at the net asset value per share in ef-fect at the close of business on the record date for the payment of such dis-tributions and dividends and the date on which provision is made for such tax-es, after giving effect to such distributions, dividends and taxes. However, notwithstanding the foregoing, the investment performance of the Corporation shall not include, and there shall be excluded from the change in the net asset value per share for such period, and the value of the Corporation's cash dis-tributions per share accumulated to the end of such period shall be adjusted for, any increase or decrease in the investment performance of the Corporation resulting from the issuance, sale or repurchase of any shares of the capital stock or any other securities of the Corporation.

 The investment record of the S&P 500 Index, for a period of one year, shall mean the sum of (i) the change in the level of the index during such period and
(ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which com-prise the index shall be treated as reinvested in the index at least as fre-quently as the end of each calendar quarter following the payment of the divi-dend.

 Upon termination of this agreement before the end of any quarter, compensation for the period from the end of the last quarter ending prior to such termina-tion to the date of termination shall be prorated and shall be payable promptly after the date of termination.

 6. Upon the expiration or sooner termination of this agreement and/or in the event of a breach of this agreement by the Corporation, the Corporation cove-nants that it will at the request of SBAM to be evidenced by written notice to the Corporation, forthwith change its corporate name so as to eliminate all reference to "Salomon Brothers" and will not thereafter transact any business in a corporate name using the words "Salomon Brothers" in any form or combina-tion whatsoever, or otherwise use the words "Salomon Brothers" or any other reference to "Salomon Brothers" and for the purpose of requiring such discon-tinuance the judgment of SBAM (or, if SBAM shall no longer be in existence, Salomon Inc) as to whether this agreement has been breached by the Corporation shall be final and conclusive. The exercise of its right to require such dis-continuance of use of name shall not deprive SBAM, or any affiliate thereof which has "Salomon Brothers" in its name, of, but shall be in addition to, any other rights or remedies to which it may be entitled in law or equity by reason of any such breach of this agreement by the Corporation; nor shall the omission of SBAM to request such discontinuance in any case in which it shall be so deemed a waiver of

                                     B-4-3
its right to require such discontinuance at any time thereafter, for the same or any subsequent breach. It is agreed that the damage to SBAM, or any affili-ate thereof which has "Salomon Brothers" in its name, through any failure of the Corporation after demand to discontinue the use of the name of "Salomon Brothers" would be irreparable and impossible of ascertainment in terms of mon-ey, and the Corporation consents that in any such case an injunction may issue against it restraining it from the further use of such name.

 7. The Board of Directors of the Corporation may include officers and/or di-rectors of SBAM, Salomon Brothers Inc, Salomon Inc or any of their affiliates and its officers may be, in whole or in part, officers and/or directors of SBAM, Salomon Brothers Inc, Salomon Inc or any of their affiliates. SBAM, Salo-mon Brothers Inc, Salomon Inc or any of their affiliates may, nevertheless, deal freely with the Corporation as bankers or otherwise, and no contract or transaction shall be invalidated or in any way affected by those facts, even though the vote of director or directors or the action of the officer or offi-cers who are officers or directors of SBAM, Salomon Brothers Inc, Salomon Inc or any of their affiliates shall have been necessary to obligate the Corpora-tion in such contract or transaction; and neither SBAM nor Salomon Brothers Inc nor Salomon Inc nor any of their affiliates nor any officer or director thereof shall be liable to the Corporation or to any stockholder or creditor thereof or to any other person by reason of such contract or transaction or for any loss resulting therefrom or for any profit derived therefrom, provided that such contract or transaction shall, at the time at which it was entered into, have been a reasonable one to have been entered into and shall have been on terms that at that time were fair. Nothing contained in this Article 7, however, shall validate, authorize or apply to any act prohibited by the Investment Com-pany Act of 1940, as amended, or shall protect any director or officer of the Corporation or any officer or director of SBAM, Salomon Brothers Inc, Salomon Inc or any of their affiliates against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or under this agreement.

 8. This agreement, unless sooner terminated as provided in this agreement, shall remain in effect for twelve months from the date hereof and thereafter shall continue automatically for a period of one year so long as such continu-ance is specifically approved annually by the Board of Directors of the Corpo-ration or by vote of a majority of the outstanding voting securities of the Corporation and, in either case, by the vote of a majority of directors who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval; provid-ed, however, that this agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Corporation on sixty days' written notice to SBAM or by SBAM on sixty days' written notice to the Corporation.

 9. The services of SBAM to the Corporation hereunder are not to be deemed ex-clusive, and SBAM shall continue to be free to act as investment adviser to others.

 10. This agreement may be amended by mutual consent, but this agreement as amended must be approved by the Board of Directors of the Corporation (by vote including a majority of directors who are not parties to such agreement or in-terested persons of any such

                                     B-4-4
party), or by vote of a majority of the outstanding voting securities of the Corporation given at any meeting of the stockholders, the notice of which shall have stated the proposed amendment to be one of the objects of the meeting, and otherwise as may be required by the Investment Company Act of 1940, as amended, provided that the compensation payable to SBAM pursuant to Article 5 hereof may not be increased except by a vote of a majority of the outstanding voting secu-rities of the Corporation.

 11. This agreement shall bind and inure to the benefit of any corporation or association with which or into which the Corporation shall be consolidated or merged or any corporation or association acquiring substantially all of the as-sets of the Corporation.

 12. This agreement shall terminate automatically in the event of its assign-ment.

 IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

                                        Very truly yours,

                                        THE SALOMON BROTHERS FUND INC

                                        By: ___________________________________

ACCEPTED:

SALOMON BROTHERS ASSET MANAGEMENT INC

By: ___________________________________

                                     B-4-5

                                                                    EXHIBIT B-5

                        FORM OF NEW SBAM AGREEMENT/1/

                                              /2/

                     [INVESTMENT MANAGEMENT AGREEMENT]/3/



Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

 This will confirm the agreement between the undersigned (the "Fund") and you (the "Investment Manager") as follows:/4/

 1. The Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund proposes to engage in the business of investing and reinvest-ing its assets in the manner and in accordance with the investment objectives and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such ex-tent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Manager. Any amendments to these documents shall be furnished to the Investment Manager.

 2. The Fund employs the Investment Manager to (a) make investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on be-half of the Fund, (d) provide continuous supervision of the Fund's investment portfolio, (e) provide or procure the provision of research and statistical data in relation to investing and other matters within the scope of
--------
/1/ This form is a composite of the New SBAM Agreements for each of the Salomon
    Brothers High Income Fund Inc ("HIF"), The Emerging Markets Income Fund Inc ("EMD"), Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("SBG"), and Salomon Brothers Worldwide Income Fund Inc ("SBW").

/2/ Each of Salomon Brothers High Income Fund Inc, The Emerging Markets Income
    Fund Inc, Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, and Salomon Brothers Worldwide Income Fund Inc, as applicable.

/3/ EMD agreement substitutes "MANAGEMENT AGREEMENT" for bracketed language.
    SBG and SBW agreements substitute "INVESTMENT ADVISORY AGREEMENT" for bracketed language.

/4/ SBG agreement substitutes the term "Trust" for the term "Fund" throughout.
    SBG & SBW agreements substitute "Investment Adviser" for "Investment Manag-er."

                                     B-5-1
the investment objectives and limitations of the Fund[, and (f) provide the following services for the Fund: (A) compliance with the rules and regulations of the SEC, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accoun-tants, counsel and other parties performing services or operational functions for the Fund, (C) administrative and clerical services, including accounting services, development of new shareholder services and maintenance of books and records; and (D) services to Fund shareholders, including responding to share-holder inquiries and maintaining a flow of information to shareholders. The Investment Manager shall have the sole ultimate discretion over investment de-cisions for the Fund.]/5/

 3.(a) The Investment Manager shall, at its expense, (i) provide the Fund with [office space, office facilities and]/6/ personnel reasonably necessary for performance of the services to be provided by the Investment Manager pursuant to this Agreement, and (ii) provide the Fund with persons satisfactory to the Fund's Board of Directors to serve as officers and employees of the Fund./7/

  (b) Except as provided in subparagraph (a), the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational [and offering]/8/ expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager/9/); expenses for legal, account-ing and auditing services; taxes and governmental fees; dues and expenses in-curred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, sub-custodians, administrators and sub-ad-ministrators, registrars, transfer agents, dividend disbursing agents and div-idend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; fees of the SEC; expenses of registering or qualifying securities of the Fund for sale; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-in-terested directors; travel expenses or an appropriate portion thereof of di-rectors and officers of the Fund who are directors, officers or employees of the Investment Manager/10/ to the extent that such expenses relate to
--------
 /5/ EMD, SBG, and SBW agreements omit bracketed language.

 /6/ SBG and SBW agreements omit bracketed language.

 /7/ EMD agreement adds, ", and (iii) provide the office space, facilities, equipment and personnel necessary to perform the following services for the
     Fund: (A) SEC compliance, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund, (C) administrative and clerical servic-es, including accounting services, development of new shareholder services and maintenance of books and records; and (D) services to Fund sharehold-ers, including responding to shareholder inquiries and maintaining a flow of information to shareholders."

 /8/ EMD agreement omits bracketed language.

 /9/ EMD agreement adds, "and Advantage Advisers, Inc. ("the Investment Advis-er')."

/10/ EMD agreement adds, "or the Investment Adviser."

                                     B-5-2
attendance at meetings of the Board of Directors or any committee thereof; sal-aries of shareholder relations personnel; costs of shareholders meetings; in-surance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses./11/

 4. As manager of the Fund's assets, the Investment Manager shall make invest-ments for the Fund's account in accordance with the investment objectives and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended relating to regulated investment companies, and policy decisions adopted by the Fund's Board of Directors from time to time. The Investment Manager shall advise the Fund's officers and Board of Directors, at such times as the Fund's Board of Directors may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors, supply the reasons for making such investments.

 5. /12/The Investment Manager may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, [clerical assistance, accounting services]/13/ or other-wise.

 6. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent per-mitted by applicable law, to purchase and/or sell securities in which the In-vestment Manager/14/ or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking serv-ices for issuers of such securities. The Investment Manager is
--------
/11/ SBG and SBW agreements substitute the following for paragraph 3(b), "Except as provided in subparagraph (a), the Fund shall be responsible for all of the Fund's expenses and liabilities, including fees of the directors not affiliated with the Investment Adviser and expenses in connection with meetings of the Board of Directors, fees of the Investment Adviser and the Fund's administrator; interest charges; taxes; organization expenses; charges and expenses of the Fund's legal counsel and independent accoun-tants, and of the transfer agent, registrar and dividend disbursing agent of the Fund; expenses of repurchasing shares; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transac-tions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; custodial fees and ex-penses for all services to the Fund, including safekeeping of funds and se-curities and maintaining required books and accounts; expenses of calculat-ing and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of stockholders meetings; freight and other charges in connection with the shipment of the Fund's portfolio securities; salaries of shareholder rela-tions personnel; Commission and state registration fees; New York Stock Ex-change listing fees; fees payable to the National Association of Securities Dealers, Inc. in connection with this offering and litigation and other ex-traordinary or non-recurring expenses."

/12/ EMD agreement adds at the beginning of paragraph 5, "The Investment Manager is authorized to obtain research, analysis and other information and advice from the Investment Adviser under the terms of the Advisory Agreement."

/13/ EMD agreement omits "accounting services" from bracketed language. SBG and SBW agreements omit the bracketed language entirely.

/14/ EMD agreement adds, "or the Investment Adviser."


                                     B-5-3
further authorized, to the extent permitted by applicable law, to select bro-kers [affiliated with the Investment Manager]/15/ for the execution of trades for the Fund.

 7. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such [dealers and brokers]/16/ as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction in-volved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfo-lio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the per-formance of its investment advisory functions for the Fund. Information so re-ceived will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research.

 8. In consideration of the services to be rendered by the Investment Manager under this agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the first business day of each month for the previ-ous month at an annual rate of [0.70%]/17/ of the Fund's average weekly net assets, commencing on the date of the first receipt by the Fund of the proceeds of the sale of shares to the Underwriters as described in the Registration Statement. If the fee payable to the Investment Manager pursuant to this para-graph 8 begins to accrue before the end of any month or if this agreement ter-minates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termi-nation, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

 9. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in
--------
/15/ EMD agreement substitutes bracketed language with, "(including brokers af-filiated with the Investment Manager or the Investment Adviser)."

/16/ EMD agreement substitutes "securities dealers" for bracketed language.

/17/  SBG agreement substitutes "0.60%" and SBW agreement substitutes "0.90%."

                                     B-5-4
satisfaction of judgments, in compromise or as fines or penalties, not result-ing from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a deci-sion, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "inter-ested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. The Investment Manager shall provide to the Fund a writ-ten affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is in-sured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

 10. This agreement shall continue in effect until       and thereafter for
successive annual periods, provided that such continuance is specifically ap-proved at least annually (a) by the vote of a majority of the Fund's outstand-ing voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the pur-pose, of a majority of the Fund's directors who are not parties to this agree-ment or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penal-ty, by a vote of a majority of the Fund's outstanding voting securities (as de-fined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors on 60 days' written notice to the Investment Manager or by the In-vestment Manager on 60 days' written notice to the Fund. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940
Act).

 11. /18/ Nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or any affiliate of the Investment Manager, or any em-ployee of the Investment Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. [Nothing herein shall be construed as constituting the Investment Manager an agent of the
Fund.]/19/
--------
/18/ EMD agreement adds at the beginning of paragraph 11, "Except to the extent necessary to perform the Investment Manager's obligations under this agree-
     ment, . . . ."

/19/ EMD agreement omits the bracketed language.


                                     B-5-5

 12. This Agreement shall be governed by the laws of the State of New
York./20/

 13. All notices hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person to the parties at the addresses set forth below).

 If to the Fund:
                   /21/
   c/o Salomon Brothers Asset Management Inc
   Seven World Trade Center
   New York, New York 10048
   Attention:

 If to the Investment Manager:
   Salomon Brothers Asset Management Inc
   Seven World Trade Center
   New York, New York 10048
   Attention:

or such other name or address as may be given in writing to the other party.

 Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such de-livery, and if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

 14. This Agreement constitutes the entire agreement among the parties hereto.

 15. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
--------
/20/ EMD agreement omits paragraphs 13, 14, and 15.

/21/ Each of Salomon Brothers High Income Fund Inc, Salomon Brothers 2008 World-wide Dollar Government Term Trust Inc and Salomon Brothers Worldwide Income Fund Inc, as applicable.

                                     B-5-6

 If the foregoing correctly sets forth the agreement between the Fund and the Investment Manager, please so indicate by signing and returning to the Fund the enclosed copy hereof.

                                        Very truly yours,

                                        [FUND NAME]*

                                        By: ___________________________________
                                            Name:
                                            Title:

ACCEPTED:

SALOMON BROTHERS ASSET
MANAGEMENT INC

By: ___________________________________
  Name:
  Title:
--------
* HIF, EMD, DBG and SBW agreements substitute "Salomon Brothers High Income Fund Inc", "The Emerging Markets Income Fund Inc", "Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc" and "Salomon Brothers Worldwide Income Fund Inc", respectively, for the bracketed language.

                                     B-5-7

                                                                       EXHIBIT C

                      FORM OF NEW CO-ADVISED AGREEMENT/1/

                               Value Advisors LLC
                      800 Newport Center Drive, Suite 100
                        Newport Beach, California 92660



Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

 This will confirm the agreement between the undersigned (the "Investment Man-ager") [and you (the "Investment Adviser")]/2/ as follows:

 1. The Investment Manager has been employed by the ______ /3/ (the "Fund") pursuant to a management agreement dated ________ between you and the Invest-ment Manager (the "Management Agreement"). The Fund is a closed-end, [diversi-fied]/4/ management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objectives and limitations specified in the Fund's Articles of In-corporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration State-ment"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Adviser. Any amendments to these documents shall be furnished to the Investment Adviser.
--------
/1/ This form is a composite of the five New Co-Advised Agreements for each of the Emerging Markets Income Fund II Inc. ("EDF"), The Emerging Markets Floating Rate Fund Inc. ("EFL"), Global Partners Income Fund Inc. ("GDF"), Municipal Partners Fund Inc. ("MNP") and Municipal Partners Fund II Inc. ("MPT").

/2/ EDF, EFL and GDF agreements substitute ", you (the "Investment Adviser") and the Fund (but only with respect to subparagraph 3(b) and paragraphs 6, 7, 10 and 11 of this agreement)" for the bracketed language.

/3/ Each of the Emerging Markets Income Fund II Inc., a Maryland Corporation;
    The Emerging Markets Floating Rate Fund Inc., a Maryland Corporation; Global Partners Income Fund Inc., a Maryland Corporation; Municipal Partners Fund Inc., a Maryland Corporation; or Municipal Partners Fund II Inc., a Maryland Corporation, as applicable.

/4/ EDF, EFL and GDF agreements substitute "non-diversified" for the bracketed language.

 2. The Investment Manager employs the Investment Adviser, subject to the di-rection and control of the directors of the Fund, including without limitation any approval of the directors of the Fund required by the 1940 Act, to (a) make, in consultation with the Investment Manager and the Fund's Board of Di-rectors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund, (d) provide research and sta-tistical data to the Fund in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund and (e) provide the following services for the Fund: (A) compliance with [the rules and regula-tions of the SEC]/5/, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund op-erations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational func-tions for the Fund; (C) administrative and clerical services, including ac-counting services and maintenance of books and records; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintain-ing a flow of information to shareholders. The Investment Adviser shall have the sole ultimate discretion over investment decisions for the Fund.

 3.(a) The Investment Adviser shall, at its expense, (i) provide the Fund with office space, office facilities and personnel reasonably necessary for perfor-mance of the services to be provided by the Investment Adviser pursuant to this Agreement [and (ii) provide the Fund with persons satisfactory to the Fund's Board of Directors to serve as officers and employees of the Fund]/6/.

  (b) Except as provided in subparagraph 3(a) hereof and Section 1 of the Man-agement Agreement, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Adviser); expenses for legal, accounting and auditing services; taxes and gov-ernmental fees; dues and expenses incurred in connection with membership in in-vestment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange;/7/ costs of printing and dis-tributing shareholder reports, proxy materials, prospectuses, stock certifi-cates and distribution of dividends; charges of the Fund's custodians, sub-cus-todians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-in-terested directors; travel expenses or an appropriate portion thereof of direc-tors and officers of the Fund who are directors, officers or employees of the Investment Adviser [or the Investment Manager]/8/ to
--------
/5/ EFL and GDF agreements substitute "U.S. federal, state and other applicable laws and regulations" for the bracketed language.

/6/ EDF, EFL and GDF agreements omit the bracketed language.

/7/ EDF, EFL and GDF agreements add "expenses of leverage;" where indicated.

/8/ EFL and GDF agreements omit the bracketed language.

the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations person-nel; costs of shareholders meetings;/9/ insurance; interest; brokerage costs; [expenses in connection with the offering and issuance of and, if applicable, auctions of shares of preferred stock proposed to be issued by the Fund;]/10/ litigation and other extraordinary or non-recurring expenses.

 4. The Investment Adviser shall make investments for the Fund's account in ac-cordance with the investment objectives/11/ and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the In-ternal Revenue Code of 1986, as amended, relating to regulated investment com-panies and policy decisions adopted by the Fund's Board of Directors from time to time. The Investment Adviser shall advise the Fund's officers and Board of Directors, at such times as the Fund's Board of Directors may specify, of in-vestments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors, supply the reasons for making such investments.

 5. The Investment Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and sta-tistical data, clerical assistance[, accounting services]/12/ or otherwise.

 6. The Investment Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent per-mitted by applicable law, to purchase and/or sell securities in which the In-vestment Adviser or the Investment Manager or any of their affiliates under-writes, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Ad-viser is further authorized, to the extent permitted by applicable law, to se-lect brokers [affiliated with the Investment Adviser or the Investment Manag-er]/13/ for the execution of trades for the Fund.

 7. The Investment Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Adviser, implement the policy of the Fund to obtain the best [net]/14/ results taking into account such factors as price, in-cluding dealer spread, the size, type and difficulty of the transaction in-volved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Ad-
--------
 /9/ EDF, EFL and GDF agreements add "the fees of any rating agencies retained to rate any preferred stock or debt securities issued by the Fund;" where indicated.

/10/ EDF, EFL and GDF agreements omit the bracketed language.

/11/ EFL agreement adds ", policies" where indicated.

/12/ EDF, EFL and GDF agreements omit the bracketed language.

/13/ EFL and GDF agreements substitute "(including Salomon Brothers Inc or any other brokers affiliated with the Investment Adviser or the Investment Man-
     ager)" for the bracketed language, and EDF agreement substitutes "(includ-ing brokers affiliated with the Investment Adviser or Investment Manager)" for the bracketed language.

/14/ EFL and GDF agreements omit the bracketed language.

viser is authorized to direct the execution of the Fund's portfolio transac-tions to dealers and brokers furnishing statistical information or research deemed by the Investment Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. It is understood that the expenses of the Investment Ad-viser will not necessarily be reduced as a result of the receipt of such infor-mation or research.

 8. In consideration of the services to be rendered by the Investment Adviser under this agreement, the Investment Manager shall pay the Investment Adviser a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of [0.36%]/15/ of the Fund's aver-age weekly net assets (i.e. the average weekly value of the Fund's assets less its liabilities exclusive of capital stock and surplus). If the fee payable to the Investment Adviser pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the be-ginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

 9. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the [1940 Act]/16/, the In-vestment Adviser agrees to maintain effective all requisite registrations, au-thorizations and licenses, as the case may be, until the termination of this Agreement.

 10. The Investment Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund [or the Investment Manager]/17/
in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Fund or [the Investment Manager]/18/ to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Adviser against, and hold it harmless from, any and all losses, claims, dam-ages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Ad-viser. Indemnification pursuant to the foregoing sentence shall be made only following: (i) a final decision
--------
/15/ EFL and GDF agreements substitute ".65%" and EDF agreement substitutes
     ".70%" for the bracketed language.

/16/ EDF, EFL and GDF agreements substitute "Investment Advisers Act of 1940, as amended" for the bracketed language.

/17/ EDF, EFL and GDF agreements omit the bracketed language.

/18/ EDF, EFL and GDF agreements substitute "its shareholders" for the bracketed language.

on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct, or
(ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the pro-ceeding ("disinterested non-party directors") or (b) an independent legal coun-sel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connec-tion with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. [Prior to any such advance, the]/19/ Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnifi-cation by the Fund has been met and a written undertaking to repay any such ad-vance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a writ-ten opinion, shall have determined, based on a review of facts readily avail-able to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

 11. This agreement shall continue in effect until           and thereafter for
successive annual periods, provided that such continuance is specifically ap-proved at least annually (a) by the vote of a majority of the Fund's outstand-ing voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the pur-pose, of a majority of the Fund's directors who are not parties to this agree-ment or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penal-ty, by a vote of a majority of the Fund's outstanding voting securities (as de-fined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors on 60 days' written notice to the Investment Adviser or by the In-vestment Adviser on 60 days' written notice to the Investment Manager. This agreement shall terminate automatically in the event of its assignment (as de-fined in the 1940 Act). This agreement may only be terminated in accordance with the provisions of this paragraph 11; provided, however, that nothing con-tained in this agreement shall prohibit the ability of the Investment Manager, in the exercise of its fiduciary duty, to recommend to the Fund that the Fund take action to terminate this agreement as provided in this paragraph 11.

 12. Nothing herein shall be deemed to limit or restrict the right of the In-vestment Adviser, or any affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Investment Adviser an agent of the Investment Manager or the Fund.
--------
/19/ EDF, EFL and GDF agreements substitute "The" for the bracketed language.

 13. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

 14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the par-ties at the addresses set forth below.

 If to the Investment Adviser:
   Salomon Brothers Asset Management Inc
   Seven World Trade Center
   New York, New York 10048
   Tel: (212) 783-7416
   Fax: (212) 783-3601
   Attn: President

 If to the Investment Manager:
   Value Advisors LLC
   800 Newport Center Drive, Suite 100
   Newport Beach, California 92660
   Tel:
   Fax:
   Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

 Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such de-livery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

 15. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

 If the foregoing correctly sets forth the agreement between the Investment Manager and the Investment Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                        Very truly yours,

                                        VALUE ADVISORS LLC

                                        By: ___________________________________
                                           Name:
                                           Title:

ACCEPTED:

SALOMON BROTHERS ASSET MANAGEMENT INC

By: ___________________________________
  Name:
  Title:

__hereby acknowledges and agrees to the
provisions of subparagraph 3.(b) and
[paragraph 10]/20/ of this
agreement.

_______________________________________

By: ___________________________________
  Name:
  Title:


--------
/20/ EDF, EFL and GDF agreements substitute "paragraphs 6, 7, 10 and 11" for the bracketed language.

                                                                      EXHIBIT D

                          NEW SBAM LIMITED AGREEMENT

                       SUBADVISORY CONSULTING AGREEMENT

 Agreement dated       , 1997, by and between Salomon Brothers Asset Manage-
ment Inc, a Delaware Corporation ("SBAM") and Salomon Brothers Asset Manage-ment Limited, a company incorporated under the laws of England ("SBAM Limit-ed").

 WHEREAS, pursuant to the Management Contract dated as of       , 1997 between
SBAM and Salomon Brothers Series Funds Inc (the "Management Contract"), SBAM is the Investment Manager to the Salomon Brothers Strategic Bond Fund (the "Fund") portfolio of Salomon Brothers Series Funds Inc (the "Company"), an open-end management investment company comprised of eight separate portfolios of investments;

 WHEREAS, SBAM desires to retain SBAM Limited to assist SBAM in furnishing an investment program to the Fund;

 NOW, THEREFORE, in consideration of the mutual agreements herein made, SBAM and SBAM Limited agree as follows:

 1. SBAM hereby employs SBAM Limited to serve as Sub-Adviser Consultant to SBAM with respect to such portion of the assets of the Fund as SBAM shall al-locate (the "Designated Portion"), it being contemplated that all of such as-sets are to be invested in the securities of non-U.S. issuers. SBAM Limited will have full power to direct the investment and reinvestment of the assets of the Designated Portion of the Fund in accordance with the requirements of the Management Contract. SBAM Limited hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth.

 2. SBAM will pay SBAM Limited, as full compensation for all services provided under this Subadvisory Consulting Agreement, a portion of the fee (such por-tion herein referred to as the "Subadvisory Consulting Fee") payable to SBAM under the Management Contract. The Subadvisory Consulting Fee shall be an amount equal to the fee payable under the Management Contract multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund. The Subadvisory Consulting Fee shall be accrued for each calendar day in the period commencing as of the date first above written and ending on the date on which this Subadvisory Consulting Agreement terminates and the sum of the daily fee accruals shall be paid to SBAM Limited by SBAM at such times and for such pe-riods as SBAM Limited and SBAM shall agree.

 3. This Agreement shall become effective as of the date first above written and shall remain in force for two years from the date hereof, and for such successive annual periods thereafter but only so long as each such continuance is specifically approved at least annually by (1) a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) or by the Company's Board of Directors and (2) a majority of the Directors of the Com-pany who are not parties to this Agreement or interested persons of any such parties (other than as Directors of the Company), by vote cast in person at a meeting duly called for the purpose of voting on such approval.

 4. This Agreement may be terminated at any time without the payment of any penalty: (1) by a vote of a majority of the entire Board of Directors of the Company on sixty (60) days' written notice to SBAM Limited and SBAM; (2) by vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act); or (3) by SBAM Limited or SBAM on 60 days' written notice to the Company.

 This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act and the rules thereunder.

 5. Nothing contained herein shall limit the obligations of SBAM under the Man-agement Contract.

 6. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced in accordance with the laws of the State of New York.

 7. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

 IN WITNESS WHEREOF, the parties hereto have caused this Subadvisory Consulting Agreement to be executed by their officers thereunto duly authorized.

                                        Salomon Brothers Asset Management Inc

                                        By: ___________________________________
                                            Name:
                                            Title:

                                        Salomon Brothers Asset Management
                                          Limited

                                        By: ___________________________________
                                            Name:
                                            Title:

                                                                      EXHIBIT E

                          NEW SBAM AP AGREEMENTS/1/

                             SUBADVISORY AGREEMENT

 Agreement, dated as of ______, 1997 between Salomon Brothers Asset Management Inc, a Delaware Corporation (the "Investment Manager") and Salomon Brothers As-set Management Asia Pacific Limited (the "Subadviser"), a company incorporated in Hong Kong and registered with the Hong Kong Securities and Futures Commis-sion as a investment adviser (registration number [CTAC000173]/2/), relating to the Salomon Brothers [Institutional]/3/ Asia Growth Fund (the "Fund"), an investment portfolio of Salomon Brothers [Institutional]/4/ Series Funds Inc, an open-end investment company (the "Company").

 1. The Company proposes to engage in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment ob-jective and limitations specified in the Company's Articles of Incorporation, as amended (the "Articles") and the currently effective prospectus, including the documents incorporated by reference therein (the "Prospectus"), relating to the Company and the Fund, included in the Company's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished by the Investment Manager to the Subadviser. Any amendments to these documents shall be furnished by the Invest-ment Manager to the Subadviser.

 2. [Pursuant to]/5/ the Investment Management Agreement dated the date hereof between the Company and the Investment Manager relating to the Fund (the "In-vestment Management Agreement"), the Investment Manager hereby delegates the performance of certain of its services to the Subadviser to the extent and on the terms set forth in this agreement. The Subadviser accepts such delegation and agrees to render the services herein set forth for the compensation herein provided.

 3. The Subadviser shall (a) make investment strategy decisions for the Fund,
(b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund and (d) provide continuous supervision of the Fund's investment portfolio. The Subadviser shall, at its expense, (i) provide office space, office facilities and personnel reasonably necessary for performance of the services to be pro-vided by the Subadviser pursuant to this agreement, and (ii) provide persons satisfactory to the Company's Board of Directors to serve as officers and em-ployees of the Fund.
--------
/1/ This form is a composite of the New SBAM AP Agreements for the Salomon
    Brothers Asia Growth Fund ("AGF") and the Salomon Brothers Institutional Asia Growth Fund ("IAGF").

/2/ AGF agreement substitutes "IAC 001015" for the bracketed language.

/3/ AGF agreement omits the bracketed language.

/4/ AGF agreement omits the bracketed language.

/5/ AGF agreement substitutes "Pursuant to Section 2 of" for the bracketed lan-guage.

 4. As manager of the Fund's assets, the Subadviser shall make investments for the Fund's account in accordance with the investment objective and limitations set forth in the Articles, the Prospectus, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, applicable banking laws and regulations, and policy decisions adopted by the Company's Board of Directors from time to time. The Subadviser shall advise the Investment Manager, the Company's officers and Board of Di-rectors, at such times as the Company's Board of Directors may specify, of in-vestments made for the Fund's account and shall, when requested by the Subadviser and/or the Company's officers or Board of Directors, supply the reasons for making such investments.

 5. The Subadviser is authorized on behalf of the Company, from time to time when deemed to be in the best interests of the Company and to the extent per-mitted by applicable law, to purchase and/or sell securities in which the Subadviser, Investment Manager or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Subadviser is further au-thorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Company, which broker may be an affiliate of the Subadviser and the Investment Manager, provided that the best competitive exe-cution price is obtained at the time of the trade execution.

 6. In consideration of the Subadviser's undertaking to render the services described in this agreement, the Investment Manager agrees that the Subadviser shall not be liable under this agreement for any error of judgment or mistake of law or for any loss suffered by the Company (including any Hong Kong taxes or related expenses imposed on the Fund in relation to matters contemplated by this agreement) in connection with the performance of this agreement, provided that nothing in this agreement shall be deemed to protect or purport to pro-tect the Subadviser against any liability to the Company or its stockholders to which the Subadviser would otherwise be subject by reason of willful mis-feasance, bad faith or gross negligence in the performance of its duties under this agreement or by reason of its reckless disregard of its obligations and duties hereunder ("disabling conduct"). To the extent the Investment Manager obtains indemnification from the Fund, the Investment Manager will indemnify the Subadviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including any Hong Kong taxes or related ex-penses imposed on the Fund in relation to the matters contemplated by this agreement), including reasonable counsel fees and expenses and any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Subadviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Subadviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Subadviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Company who are neither "interested persons" of the Company nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. To the extent the Investment Manager receives the same from the Fund, the Subadviser shall be entitled to advances from the Investment Manager for pay-ment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest ex-tent permissible under law. The Subadviser shall provide to the Investment Manager, who in turn will provide to the Fund, a written af-firmation of the Subadviser's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following addi-tional conditions shall be met: (a) the Subadviser shall provide security in form and amount acceptable to the Investment Manager for its undertaking;
(b) the Fund is insured against losses arising by reason of the advance; or
(c) a majority of a quorum of disinterested non-party directors, or indepen-dent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is pro-posed to be made, that there is reason to believe that the Subadviser will ul-timately be found to be entitled to indemnification.

 7. In consideration of the services to be rendered by the Subadviser under this agreement, the Investment Manager shall pay the Investment Adviser, in respect of each quarter of its service, a lump sum fee in such amount as shall be agreed between the parties hereto from time to time. Such agreement may be recorded in an agreement substantially in the form of Attachment A hereto. The quarterly fee referred to in the preceding sentence shall be paid by the In-vestment Manager to the Subadviser in arrears. Any amount payable to the Subadviser under this agreement shall be computed in U.S. dollars. The fee due for any quarter during which this agreement remains in effect for less than a full quarter will be determined on a pro rata basis.

 8. This agreement shall continue in effect until two years from the date hereof and thereafter for successive annual periods, provided that such con-tinuance is specifically approved at least annually (a) by the vote of a ma-jority of the Fund's outstanding voting securities (as defined in the 1940
Act) or by the Company's Board of Directors and (b) by the vote, cast in per-son at a meeting called for the purpose, of a majority of the Company's direc-tors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penalty, (i) by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), (ii) by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Investment Manager and the Subadviser or (iii) by either the Subadviser or the Investment Manager on 60 days' written notice to the other party and the Company. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination of this agreement shall not relieve either the Investment Manager nor the Subadviser from any liability or obligation in respect of any matters, undertakings or conditions which shall not have been done, observed or performed prior to such termination. The respective agreements, covenants, indemnities and other statements set forth in Section 6 hereof shall remain in full force and effect regardless of any termination or cancellation of this agreement. All property of the Fund shall be returned to the Fund as soon as reasonably practicable after the termination of this agreement.

 9. Upon expiration or earlier termination of this agreement, the Company shall, if reference to "Salomon Brothers" is made in the corporate name of the Company or in the name of the Fund and if the Investment Manager requests in writing, as promptly as practicable change its corporate name and the name of the Fund so as to eliminate all reference to "Salomon Brothers", and thereaf-ter the Company and the Fund shall cease transacting business in any corporate name using the words "Salomon Brothers" or any other reference to the Investment Manager or "Salomon Brothers". The foregoing rights of the Investment Manager and obligations of the Company shall not deprive the Investment Manager, or any affiliate thereof which has "Salomon Brothers" in its name, of, but shall be in addition to, any other rights or remedies to which the Investment Manager and any such affiliate may be entitled in law or equity by reason of any breach of this agreement by the Company, and the fail-ure or omission of the Investment Manager to request a change of the Company's or the Fund's name or a cessation of the use of the name of "Salomon Brothers" as described in this paragraph 10 shall not under any circumstances be deemed a waiver of the right to require such change or cessation at any time thereafter for the same or any subsequent breach.

 10. Except to the extent necessary to perform the Investment Manager's obliga-tions under this agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or any affiliate of the Investment Manag-er, or any employee of the Investment Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

 11. Each of the parties hereto undertakes to notify the other of any material change in any information supplied in, or pursuant to, this agreement within a reasonable time after such change. The Subadviser undertakes (i) to notify the Investment Manager of any change in its directors within a reasonable time af-ter such change and (ii) to provide, on demand, such financial and other infor-mation relating to itself or its business as the Investment Manager may from time to time reasonably require. The Investment Manager acknowledges that the Subadviser may be required by law or the rules of any governmental or other regulatory authority to disclose information relating to the Fund.

 12. This agreement shall be governed by the laws of the State of New York.

 IN WITNESS WHEREOF, the parties hereto have caused this agreement to be exe-cuted by their officers designated below as of the date hereinabove written.

                                        Salomon Brothers Asset Management Asia
                                          Pacific Limited

                                        By: ___________________________________
                                           Name:
                                           Title:

                                        Salomon Brothers Asset Management Inc

                                        By: ___________________________________
                                           Name:
                                           Title:

                                  Attachment A

From: Salomon Brothers Asset Management Asia Pacific Limited

To: Salomon Brothers Asset Management Inc

Date:

This confirms that the amount of the quarterly fee under paragraph 7 of our
agreement effective       , 1997 for the period set forth below shall be as
follows:

Period: from           to

Amount of Quarterly Fee:

Please initial next to your name above and return to indicate your confirmation.

                     SALOMON BROTHERS CASH MANAGEMENT FUND



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS -- JANUARY 14, 1997


  The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty and Jennifer
G. Muzzey and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Salomon Brothers Cash Management Fund which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of Salomon Brothers Cash Management Fund to be held at the offices of Salomon Brothers Asset Management Inc, Seven World Trade Center, New York, New York on the __th Floor on Wednesday, January 14, 1997, at 10:30 a.m., Eastern time, and at any adjournments thereof.

  THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

  Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?    DO YOU HAVE ANY COMMENTS?
__________________________   ________________________
__________________________   ________________________
__________________________   ________________________

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1. The approval of a new management contract between Salomon Brothers Asset Management Inc and the Fund.

    FOR [ ]                     AGAINST [ ]                     ABSTAIN [ ]

  The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

  I will attend the meeting. [ ]         Change of Address and/ [ ]
                                         or Comments Mark Here



                                     Please be sure to sign and date this Proxy.


                                     Date                                , 1997
                                          ------------------------------


                                     -------------------------------------------

                                     -------------------------------------------
                                        Signature(s), Title(s), if applicable










PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                   VOTES MUST BE INDICATED
                                                   (X) IN BLACK OR BLUE INK. [x]

             SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS -- JANUARY 14, 1997


  The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty and Jennifer
G. Muzzey and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Salomon Brothers New York Municipal Money Market Fund which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of Salomon Brothers New York Municipal Money Market Fund to be held at the offices of Salomon Brothers Asset Management Inc, Seven World Trade Center, New York, New York on the __th Floor on Wednesday, January 14, 1997, at 10:30 a.m., Eastern time, and at any adjournments thereof.

  THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

  Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?    DO YOU HAVE ANY COMMENTS?
__________________________   ________________________
__________________________   ________________________
__________________________   ________________________

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1. The approval of a new management contract between Salomon Brothers Asset Management Inc and the Fund.

    FOR [ ]                     AGAINST [ ]                     ABSTAIN [ ]


   The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

   I will attend the meeting. [ ]         Change of Address and/ [ ]
                                          or Comments Mark Here



                                     Please be sure to sign and date this Proxy.


                                     Date                               , 1997
                                          -----------------------------


                                     -------------------------------------------

                                     -------------------------------------------
                                        Signature(s), Title(s), if applicable











PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                   VOTES MUST BE INDICATED
                                                   (X) IN BLACK OR BLUE INK. [x]

             SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS -- JANUARY 14, 1997


  The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty and Jennifer
G. Muzzey and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Salomon Brothers National Intermediate Municipal Fund which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of Salomon Brothers National Intermediate Municipal Fund to be held at the offices of Salomon Brothers Asset Management Inc, Seven World Trade Center, New York, New York on the __th Floor on Wednesday, January 14, 1997, at 10:30 a.m., Eastern time, and at any adjournments thereof.

  THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

  Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?    DO YOU HAVE ANY COMMENTS?
__________________________   ________________________
__________________________   ________________________
__________________________   ________________________

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1. The approval of a new management contract between Salomon Brothers Asset Management Inc and the Fund.

    FOR [ ]                     AGAINST [ ]                     ABSTAIN [ ]

   The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

   I will attend the meeting. [ ]       Change of Address and/ [ ]
                                        or Comments Mark Here



                                     Please be sure to sign and date this Proxy.


                                     Date                                , 1997
                                          ------------------------------


                                     -------------------------------------------

                                     -------------------------------------------
                                        Signature(s), Title(s), if applicable










PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                   VOTES MUST BE INDICATED
                                                   (X) IN BLACK OR BLUE INK. [x]

                  SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS -- JANUARY 14, 1997


  The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty and Jennifer
G. Muzzey and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Salomon Brothers U.S. Government Income Fund which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of Salomon Brothers U.S. Government Income Fund to be held at the offices of Salomon Brothers Asset Management Inc, Seven World Trade Center, New York, New York on the __th Floor on Wednesday, January 14, 1997, at 10:30 a.m., Eastern time, and at any adjournments thereof.

  THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

  Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?    DO YOU HAVE ANY COMMENTS?
__________________________   ________________________
__________________________   ________________________
__________________________   ________________________

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1. The approval of a new management contract between Salomon Brothers Asset Management Inc and the Fund.

    FOR [ ]                     AGAINST [ ]                     ABSTAIN [ ]

   The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

   I will attend the meeting. [ ]        Change of Address and/ [ ]
                                         or Comments Mark Here



                                     Please be sure to sign and date this Proxy.


                                     Date                               , 1997
                                          -----------------------------


                                     -------------------------------------------

                                     -------------------------------------------
                                        Signature(s), Title(s), if applicable










PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                                   VOTES MUST BE INDICATED
                                                   (X) IN BLACK OR BLUE INK. [x]

                     SALOMON BROTHERS HIGH YIELD BOND FUND



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS -- JANUARY 14, 1997


  The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty and Jennifer
G. Muzzey and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Salomon Brothers High Yield Bond Fund which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of Salomon Brothers High Yield Bond Fund to be held at the offices of Salomon Brothers Asset Management Inc, Seven World Trade Center, New York, New York on the __th Floor on Wednesday, January 14, 1997, at 10:30 a.m., Eastern time, and at any adjournments thereof.

  THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

  Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?    DO YOU HAVE ANY COMMENTS?
__________________________   ________________________
__________________________   ________________________
__________________________   ________________________

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1. The approval of a new management contract between Salomon Brothers Asset Management Inc and the Fund.

    FOR [ ]                     AGAINST [ ]                     ABSTAIN [ ]

   The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

   I will attend the meeting. [ ]        Change of Address and/ [ ]
                                         or Comments Mark Here



                                     Please be sure to sign and date this Proxy.


                                     Date                                , 1997
                                          ------------------------------


                                     -------------------------------------------

                                     -------------------------------------------
                                        Signature(s), Title(s), if applicable










PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                   VOTES MUST BE INDICATED
                                                   (X) IN BLACK OR BLUE INK. [x]

                      SALOMON BROTHERS STRATEGIC BOND FUND



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS -- JANUARY 14, 1997


  The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty and Jennifer
G. Muzzey and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Salomon Brothers Strategic Bond Fund which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of Salomon Brothers Strategic Bond Fund to be held at the offices of Salomon Brothers Asset Management Inc, Seven World Trade Center, New York, New York on the __th Floor on Wednesday, January 14, 1997, at 10:30 a.m., Eastern time, and at any adjournments thereof.

  THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 3 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

  Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?    DO YOU HAVE ANY COMMENTS?
__________________________   ________________________
__________________________   ________________________
__________________________   ________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 3.


1. The approval of a new management contract between Salomon Brothers Asset Management Inc and the Fund.

    FOR [ ]                     AGAINST [ ]                     ABSTAIN [ ]

3. The approval of a new subadvisory consulting agreement between Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited with respect to the Fund.

    FOR [ ]                     AGAINST [ ]                     ABSTAIN [ ]

   The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.


   I will attend the meeting. [ ]               Change of Address and/ [ ]
                                                or Comments Mark Here



                                     Please be sure to sign and date this Proxy.


                                     Date                                , 1997
                                          ------------------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                        Signature(s), Title(s), if applicable









PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                   VOTES MUST BE INDICATED
                                                   (X) IN BLACK OR BLUE INK. [x]

                       SALOMON BROTHERS TOTAL RETURN FUND


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS -- JANUARY 14, 1997


  The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty and Jennifer
G. Muzzey and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Salomon Brothers Total Return Fund which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of Salomon Brothers Total Return Fund to be held at the offices of Salomon Brothers Asset Management Inc, Seven World Trade Center, New York, New York on the __th Floor on Wednesday, January 14, 1997, at 10:30 a.m., Eastern time, and at any adjournments thereof.

  THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

  Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?    DO YOU HAVE ANY COMMENTS?
__________________________   ________________________
__________________________   ________________________
__________________________   ________________________

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1. The approval of a new management contract between Salomon Brothers Asset Management Inc and the Fund.

    FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]

   The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

   I will attend the meeting. [ ]       Change of Address and/ [ ]
                                        or Comments Mark Here



                                     Please be sure to sign and date this Proxy.


                                     Date                                , 1997
                                          ------------------------------


                                     -------------------------------------------

                                     -------------------------------------------
                                       Signature(s), Title(s), if applicable










PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                   VOTES MUST BE INDICATED
                                                   (X) IN BLACK OR BLUE INK. [x]

                       SALOMON BROTHERS ASIA GROWTH FUND



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS -- JANUARY 14, 1997


  The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty and Jennifer
G. Muzzey and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Salomon Brothers Asia Growth Fund which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of Salomon Brothers Asia Growth Fund to be held at the offices of Salomon Brothers Asset Management Inc, Seven World Trade Center, New York, New York on the __th Floor on Wednesday, January 14, 1997, at 10:30 a.m., Eastern time, and at any adjournments thereof.

  THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 4 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

  Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?    DO YOU HAVE ANY COMMENTS?
__________________________   ________________________
__________________________   ________________________
__________________________   ________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 4.



1. The approval of a new management contract between Salomon Brothers Asset Management Inc and the Fund.

    FOR [ ]                     AGAINST [ ]                     ABSTAIN [ ]

4. The approval of a new subadvisory agreement between Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Asia Pacific Limited with respect to the Fund.

    FOR [ ]                     AGAINST [ ]                     ABSTAIN [ ]

   The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

   I will attend the meeting. [ ]               Change of Address and/ [ ]
                                                or Comments Mark Here




                                     Please be sure to sign and date this Proxy.


                                     Date                                , 1997
                                          ------------------------------


                                     -------------------------------------------

                                     -------------------------------------------
                                         Signature(s), Title(s), if applicable










PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                      VOTES MUST BE INDICATED
                                                      (X) IN BLACK OR BLUE   [x]

                SALOMON BROTHERS INSTITUTIONAL MONEY MARKET FUND


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              SPECIAL MEETING OF STOCKHOLDERS -- JANUARY 14, 1997


  The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty and Jennifer
G. Muzzey and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Salomon Brothers Institutional Money Market Fund which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of Salomon Brothers Institutional Money Market Fund to be held at the offices of Salomon Brothers Asset Management Inc, Seven World Trade Center, New York, New York on the __th Floor on Wednesday, January 14, 1997, at 10:30 a.m., Eastern time, and at any adjournments thereof.

  THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

  Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?    DO YOU HAVE ANY COMMENTS?
__________________________   ________________________
__________________________   ________________________
__________________________   ________________________

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1. The approval of a new management contract between Salomon Brothers Asset Management Inc and the Fund.

    FOR [ ]                     AGAINST [ ]                     ABSTAIN [ ]

   The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

   I will attend the meeting. [ ]         Change of Address and/ [ ]
                                          or Comments Mark Here



                                     Please be sure to sign and date this Proxy.


                                     Date                                , 1997
                                          ------------------------------


                                     -------------------------------------------

                                     -------------------------------------------
                                        Signature(s), Title(s), if applicable










PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                   VOTES MUST BE INDICATED
                                                   (X) IN BLACK OR BLUE INK. [x]